UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2013

DATE OF REPORTING PERIOD:                 November 1, 2012 through October 31, 2013

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
Family of Funds

ANNUAL REPORT OCTOBER 31, 2013

Calamos Growth Fund

Calamos Value Fund

Calamos Focus Growth Fund

Calamos Discovery Growth Fund

Calamos Dividend Growth Fund

Calamos Mid Cap Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund

Calamos Market Neutral Income Fund

Calamos Long/Short Fund

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 16 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2013. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. As we will discuss in this report, we maintain a cautiously optimistic global economic outlook, and are encouraged by investors’ increased emphasis on fundamentals. We believe that our active approach and rigorous research are particularly well suited for this environment.

Market Review

Global economic recovery continued during the reporting period, although volatility persisted, driven in large measure by political uncertainties. During the early portion of the period, investors were focused primarily on finding income in a global low rate environment. In the latter part of the period, a greater emphasis on fundamentals emerged as investors began to put more faith in the slow-growth recovery, turning their attention away from the highest dividend-paying stocks they had used as fixed income surrogates. The Calamos Funds were well positioned as investors focused increasingly on fundamentals.

We believe that our active approach and rigorous research are particularly well suited for this environment.

As the economic recovery in the U.S. continued, stocks rallied to near-record double-digit gains, with the S&P 500 Index1 returning an impressive 27.18% for the period. Growth stocks fared even better, coming on strong in the second half of the period. For the 12 months, the Russell 3000 Growth Index2 posted a gain of 29.16%.

Global markets also participated in the upswing, as the MSCI World Index3, a measure of developed market equity performance, posted a 26.48% gain. Concerns over slowing growth and less accommodative monetary policy in several key emerging economies led to a significant divergence in comparison to the developed markets, but even amid these uncertainties the MSCI Emerging Markets Index4 advanced, with a return of 6.90%.

Economic recovery and equity market gains benefited the convertible securities market. We saw encouraging new issuance trends as well as strong performance. Participating in

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Letter to Shareholders

the equity market’s upside trajectory, the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index5 returned 23.82%. High yield issuance remained compelling, and the Credit Suisse High Yield Index6 returned 8.88%. However, in light of concerns over a potential rate hike, the lower-yielding U.S. bond market barely advanced during the first half of the 12-month period before eventually turning negative during the rest of the fiscal year, resulting in a loss of 1.08% for the Barclays Capital U.S. Aggregate Bond Index7.

Global Outlook: Continued Cautious Optimism

At mid-year, our global outlook was cautiously optimistic, and market developments over the past six months reinforced our stance. We continue to believe that the keys to long-term investing success are active management and diversification. We are encouraged by favorable signs in the U.S., northern Europe and Japan, but we expect volatility to persist on the back of the next round of U.S. debt ceiling negotiations, a euro zone recovery still plagued by structural imbalances, and the uneven economic data emanating from several key emerging market economies.

We continue to believe that the keys to long-term investing success are active management and diversification.

The U.S. seems poised to continue on its respectable pace and lead the global recovery, with corporate balance sheets in good health and record corporate cash levels at the ready to potentially fund new job growth and capital expenditures. Incoming data continues to show the needle pointing upward for manufacturing, and earnings still appear to be on the rise as we head toward 2014. Just as significantly, improved personal balance sheets and a stronger housing market and equity market gains should help support consumer activity.

Looking outside the U.S., while the recovery in the euro zone has been more tentative thus far, we believe the recent re-election of German Chancellor Angela Merkel and the ongoing accommodative policies of the European Central Bank represent positive steps toward stabilization until broader and more robust growth can take hold. Japan continues to benefit from “Abenomics,” and we are watching for the additional structural changes that would sustain economic growth. In the emerging markets, longer-term secular trends remain favorable, even as relative short-term volatility has increased.

The Case for Equities

We continue to invest with an optimistic mindset and are positioned to capitalize on growth opportunities within the global market. Global equities are still attractively priced relative to bonds, with growth stocks being especially appealing. Our emphasis remains on companies with strong fundamentals and improving growth prospects, particularly among cyclical sectors that historically have outperformed defensive sectors during periods of rising interest rates.

2	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

U.S. equities look to be in the mid-cycle of a secular bull market, but we believe valuations have still more room to expand. In our view, valuations are attractive at current levels, especially looking at earnings yields versus Treasury yields, and we see particularly pronounced opportunities among growth stocks. Valuations for growth stocks remain attractive versus value stocks, and are especially compelling against the backdrop of sustained economic recovery, an eventual tapering of the Fed’s quantitative easing activities and increased investor interest in growth fundamentals. Within equities, our team is identifying solid secular and cyclical growth opportunities. Our focus remains on companies with strong growth fundamentals and accelerating returns on invested capital that are selling at attractive valuations. We have maintained conviction in technology as a long-term growth opportunity, and have also found much potential within consumer discretionary, in companies positioned to benefit from improving U.S. consumer balance sheets and the up-and-coming consumer class in developing markets.

Elsewhere in developed markets, our team is identifying opportunities in the euro zone, as recovery takes hold. Emerging market equities have faced a number of headwinds this year, but improving economic data, weak investor sentiment and potential government reforms present potential catalysts. China is facing some growing pains, but we are optimistic with regard to opportunities there after reports of stronger exports, industrial production and retail sales. Increasingly, we are seeing opportunities within a broadening range of emerging market countries, including places like Mexico, South Korea and Taiwan, where we believe we can include a higher degree of cyclical exposure alongside secular growth stories because the country fundamentals are stronger.

We are also encouraged by recent new issuance trends in the U.S. and global convertible markets, and believe that the combination of ongoing economic recovery and a more normal interest-rate environment may provide added incentives for companies to issue convertibles. We continue to find attractively valued convertibles that offer the balance between equity participation and potential downside resilience that we seek.

Well Positioned for the Long Term

Over the past years, the global economy has demonstrated its resilience, and we expect the recovery to move forward at a measured pace. Still, as we discussed, we expect volatility to continue. We encourage investors to maintain a long-term focus, global perspective and a commitment to diversified asset allocation, and we believe that our experience, proprietary research and active approach position us well to help our clients in this regard. Further, to support the asset allocation needs of our clients, we have recently added three new funds: the Dividend Growth Fund (page 18), the Mid Cap Growth Fund (page 20) and the Long/Short Fund (page 55). I invite you to review their reports and to speak with your financial advisor about them.

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Letter to Shareholders

As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals. We encourage you to visit us at www.calamos.com or contact us at 800.582.6959 with any questions or concerns about our funds that are not addressed in this report.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

3	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

4	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

5	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

6	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

7	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

4	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, Calamos Growth Fund returned 26.95% versus the S&P 500 Index gain of 27.18%. For this same period, the Russell 3000 Growth Index gained 29.16% and the Russell Midcap® Growth Index rose 33.93%.

Throughout the period, we had positioned the Fund to reflect our view that economic recovery would lead to an increased appreciation of company fundamentals. As the period progressed, our positioning proved particularly advantageous as investors became more long term in their perspective.

Since its inception on September 4, 1990, the Fund has returned 13.51% on an annualized basis (Class A shares at net asset value). Over the same period, the S&P 500 Index returned 9.86%, while the Russell 3000 Growth Index and the Russell Midcap Growth Index returned 9.17% and 10.96%, respectively.

What factors influenced performance?

As noted above, the Fund posted strong absolute returns during the 12-month reporting period, performing particularly well during the latter portion of the period. Overall, the Fund’s advance was in-line with the broad U.S. equity market, as measured by the S&P 500 Index.

While the Fund performed well in absolute terms and kept pace with the broad stock market, it captured much, but not all of the gains of the Russell 3000 Growth Index, a benchmark for the performance of U.S. growth stocks. In large measure, this was attributable to performance during the start of the reporting period, when we had positioned the Fund to reflect a more conservative macroeconomic outlook. We are always mindful of risks, and did not want the Fund to be unduly vulnerable to the significant uncertainties that were in the global economy (such as the sequestration and euro zone turmoil). As the period progressed and we were more comfortable with economic growth clearing some political hurdles, we positioned the Fund to reflect a more cautiously optimistic outlook, and this benefited performance. The Fund’s performance was also tempered early in the period by the market’s preference for the highest dividend-paying stocks. We believed that it was important to maintain our discipline and focus on higher-growing and improving growth businesses; this positioning was rewarded during the second half of the reporting period as a quest for yield gave way to a greater interest in fundamentals.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 3000 Growth Index during the reporting period, positioning in the consumer discretionary sector served the Fund’s shareholders in good stead, as both an overweight allocation and security selection furthered the Fund’s advance. Holdings and positioning within the apparel, accessories and luxury goods industry and Internet retail industry contributed favorably. Despite this year’s government shutdown, continued debt ceiling debates and current unemployment data activity, the U.S. consumer has continued to shop, supported by a “wealth effect” of rising equity markets and a strengthening housing market.

FUND PROFILE

¡

As the U.S. economy continued its steady recovery into the latter half of the 12-month period, our expectation that investors would shift from a yield to a growth focus came to fruition, allowing the Growth Fund to share in the rally of the broader market, and of growth stocks in particular.

¡	The Fund invests in the equities of U.S. companies with a range of market capitalizations that we believe offer the best potential for growth.

¡	The Fund employs active management that combines top-down views with bottom-up fundamentals and stresses companies with the best potential for strong, sustainable revenue and earnings growth.

¡	The Fund is an all-cap growth equity allocation option based on more than 20 years of Calamos growth investing experience.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

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Calamos Growth Fund

SECTOR WEIGHTINGS
Information Technology	29.2%
Consumer Discretionary	27.2
Industrials	14.0
Health Care	13.4
Financials	5.5
Energy	5.4
Consumer Staples	3.8
Materials	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

We have found many opportunities within the health care sector, which has resulted in an overweight to the sector versus the Russell 3000 Growth Index. This proved advantageous, as the sector was the strongest performer within the index. The Fund’s overweight reflects the growth potential we see in companies involved in new technologies or product cycles, such as health care consumerism and genome-based diagnostics. Our security selection decisions, particularly within biotechnology, helped performance as well.

The Fund’s holdings in information technology as well as energy contributed favorably in terms of absolute performance, although performance trailed the Russell 3000 Growth Index on a relative basis. In regard to information technology, an overweight position proved disadvantageous as technology lagged the broad market. We’ve reduced the Fund’s allocation but maintain an overweight, however, given the attributes we have found in the Fund’s information technology positions, including reasonable valuations, sound balance sheets, sustainable cash flows and participation in secular growth trends. Within energy, security selection hindered performance. Reflecting a risk-conscious approach to the sector, we have favored companies in oil-and-gas exploration-and-production and equipment-and-services—areas that are less vulnerable to underlying commodity prices.

How is the Fund positioned?

The Fund’s positioning reflects our constructive market outlook. We are emphasizing higher-growth businesses, focusing on companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary, industrials and health care.

Among positioning changes during the period, we increased the Fund’s participation in cyclical growth opportunities—that is, those that are more tied to the economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market provide a tailwind to spending activity. We have also found opportunities in industrial companies with innovative manufacturing processes and financials firms that are benefiting from improving loan growth and consumer balance sheet strength.

We continue to find opportunities within information technology, one of the Fund’s largest allocations. In particular, we favor consumer-based information technology companies (such as those within the Internet software and services industry) that are meeting demands for mobility and connectivity. However, we did pare the Fund’s overall allocation, reducing enterprise-related technology holdings, and deploying assets into the opportunities discussed above.

While our macroeconomic view is one of cautious optimism, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

6	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

Do you have any closing thoughts for Fund shareholders?

We are encouraged by the Fund’s performance as the markets have returned to a more fundamentally influenced mindset. As we apply an active approach to uncovering growth opportunities, we believe our team has positioned the Fund appropriately for a slow-but-steady economic recovery.

More broadly, we believe that the case for U.S. equities remains strong. Stocks are attractively priced versus historic levels as well as relative to government bonds, with growth stocks particularly attractive relative to value stocks. Although the stock market has performed very well over recent months, we believe that the U.S. equity market has more room to advance, and that we are in the middle of a secular bull market. Yet given our expectation of ongoing market volatility—which occurs in advancing as well as declining markets—we believe that our rigorous fundamental research can benefit the Fund and its shareholders.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

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Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	26.95%	15.53%	6.26%
With Sales Charge	20.91	14.41	5.75
Class B Shares – Inception 9/11/00
Without Sales Charge	26.00	14.68	5.62
With Sales Charge	21.00	14.44	5.62
Class C Shares – Inception 9/3/96
Without Sales Charge	26.00	14.68	5.47
With Sales Charge	25.00	14.68	5.47
Class I Shares – Inception 9/18/97	27.27	15.82	6.53
Class R Shares – Inception 3/1/07	26.62	15.25	4.92	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.29%; Class B and C shares is 2.04%; Class I shares is 1.04%; Class R shares is 1.54%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

3

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

8	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

CALAMOS VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund returned 27.12%, versus a 28.29% gain for the Russell 1000® Value Index. Since its inception on January 2, 2002, the Fund has returned 5.22% on an annualized basis (Class A shares at net asset value), versus 6.72% for the Russell 1000® Value Index.

What factors influenced performance over the period?

Overall, the Fund performed well during the 12-month period. Our strategy takes a highly active approach to value investing. We continually rebalance the Fund’s holdings as stocks move higher and use option hedging to manage risk. By taking a disciplined approach to selling stocks when they reach our targets, we seek to avoid holding over-valued stocks that may tumble. This active approach and purchase of options typically leads us to keep a modest amount of cash in the Fund, which somewhat dampened performance in a rapidly rising market. However, our put-selling strategy’s profits more than offset the Fund’s hedging costs, while our asset allocation—overweighting the sectors that performed well and underweighting the relative underperformers—also helped relative performance.

The performance of stocks during the first half of the year often reflected macro issues and concerns (such as the search for income in a low-rate environment). The Fund’s relative performance improved during the summer months, as a period of low stock market correlations (mostly due to the absence of any new problematic euro zone issues) allowed stocks to react to their fundamentals, which is a great environment for stock-pickers like our team.

Within the benchmark Russell 1000 Value Index, the top three sectors were information technology, consumer discretionary and industrials, and the Fund was, on average, overweight those sectors during the reporting period. The worst performing sector was utilities (0% allocation for the Fund during the period), followed by telecommunication services and energy, where the Fund was underweight.

How is the Fund positioned?

The Fund is positioned with underweight allocations to utilities and telecommunication services, and overweight positions in consumer discretionary, particularly in gaming, hospitality and media stocks. The Fund is also underweight health care companies and information technology stocks, although at more attractive prices we would expect to increase the exposure to information technology. The rest of the Fund’s exposures are broadly in line with those of the benchmark Russell 1000 Value Index.

Do you have any closing thoughts for Fund shareholders?

The current market environment is one in which we expect both volatility and a renewed investor focus on company fundamentals. We believe this presents a good situation for our highly active approach to value investing, which centers on finding companies for the Fund that are a bit battered, but not broken. At current levels, the stock prices of some large cash-rich companies may be too expensive to provide us

FUND PROFILE

¡	The Fund was able to share in almost all of the gains of the benchmark during a substantial bull run in value stocks for the period.

¡	The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

¡	The Fund employs bottom-up stock-picking and a benchmark-agnostic approach, focusing on good businesses with solid cash flows trading at value prices.

¡

The Value Team monitors positions frequently, questions trading assumptions regularly, sells losing positions quickly to protect capital, and uses option strategies for potential income and risk management.

¡	The Value Fund is a core value equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

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Calamos Value Fund

SECTOR WEIGHTINGS
Financials	26.0%
Consumer Discretionary	18.5
Energy	14.4
Industrials	12.7
Consumer Staples	9.4
Health Care	8.2
Materials	5.0
Information Technology	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

with our preferred margin of safety, in terms of price paid to cash flow, but we are finding sufficient opportunities while waiting for the prices of other stocks to pull back. We would rather stick to our discipline—and our primary goal of protecting the portfolio from permanent losses on positions.

Fairly valued markets require a disciplined approach to both stock-picking and risk management. While the list of attractive investment opportunities may be shorter, we are confident in our ability to find pockets of value throughout the market cycle by sticking to our process of combining fundamental analysis and catalyst-driven investing with risk management and the opportunistic use of option strategies.

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

10	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	27.12%	11.73%	5.96%
With Sales Charge	21.04	10.66	5.45
Class B Shares – Inception 1/2/02
Without Sales Charge	26.28	10.90	5.32
With Sales Charge	21.28	10.64	5.32
Class C Shares – Inception 1/2/02
Without Sales Charge	26.27	10.91	5.17
With Sales Charge	25.27	10.91	5.17
Class I Shares – Inception 3/1/02	27.47	12.03	6.24
Class R Shares – Inception 3/1/07	26.94	11.47	3.34	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.73%; Class B and C shares is 2.48%; Class I shares is 1.48%; Class R shares is 1.98%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	11

Calamos Focus Growth Fund

FUND PROFILE

¡	The Fund’s positioning and strategy of maintaining a concentrated portfolio of our highest-conviction large cap growth names proved beneficial, especially in the latter half of the period.

¡	The Fund invests in a portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

¡

The Fund employs active management based on more than 20 years of growth investing experience and limits itself to a short, high-confidence list of large cap companies that we believe have the greatest potential to achieve strong, sustainable revenue and earnings growth.

¡	The Fund is a core growth equity allocation option centered on a compact portfolio of large cap stocks.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund returned 28.15%, versus 27.18% for the S&P 500 Index and 28.30% for the Russell 1000® Growth Index.

As the economic recovery led to an increased appreciation of company fundamentals among investors as the period progressed, the Fund’s positioning and strategy of maintaining a concentrated portfolio of only our highest-conviction large cap growth names proved beneficial.

Since its inception on December 1, 2003, the Fund has returned 6.23% on an annualized basis (Class A shares at net asset value), versus a 7.31% return for the S&P 500 Index and 7.53% for the Russell 1000® Growth Index.

What factors influenced performance over the period?

The Fund posted strong absolute returns during the 12-month period, slightly outperforming the broad U.S. equity market, as measured by the S&P 500 Index, and performing in line with the Russell 1000 Growth Index, its large cap growth benchmark. As noted, the Fund’s performance was particularly strong during the final months of the period, as the markets became more driven by fundamentals.

In terms of more specific factors that influenced the Fund’s performance versus the Russell 1000 Growth Index during the reporting period, our positioning in the consumer discretionary sector served the Fund’s shareholders in good stead, as both an overweight allocation and security selection furthered the Fund’s advance. Holdings and positioning within the apparel, accessories and luxury goods industry and Internet retail industry contributed favorably. Even given this year’s government shutdown, debt ceiling debates and current unemployment data activity, the U.S consumer has continued to shop, supported by a “wealth effect” of rising equity markets and a strengthening housing market.

While the Fund’s overweight positioning in information technology slightly held back returns, stock selection helped push the sector forward as an overall contributor to performance, with holdings within Internet software and services and data processing and outsourced services leading the way. We have maintained an overweight to technology because we continue to find companies that offer reasonable valuations, strong and resilient balance sheets and sustainable cash flows, as well as the opportunity to participate in secular themes in high-growth areas.

While an average underweight allocation helped returns, stock selection within the materials sector hampered performance. A focus on the metals and mining industry (primarily stocks of gold mining companies) early in the period proved detrimental, but we believe there are other areas within materials that continue to be supported by increased demand for resources from emerging market regions.

Similarly, the Fund’s overweight allocation to energy added to returns, but security selection within the sector lagged the returns within the benchmark Russell 1000 Growth Index. Within energy, security selection hindered upside performance.

12	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund

Reflecting a risk-conscious approach to the sector, we have favored companies in oil-and-gas exploration-and-production and equipment-and-services—areas that are less vulnerable to underlying commodity prices.

How is the Fund positioned?

The Fund’s positioning reflects our constructive market outlook. We are emphasizing higher-growth businesses, focusing on companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out large cap businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary, industrials and health care.

Among positioning changes during the period, we increased the Fund’s participation in cyclical growth opportunities—that is, those that are more tied to the economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market provide a tailwind to spending activity. We have also found opportunities in industrial companies with innovative manufacturing processes and financials firms that are benefiting from improving loan growth and consumer balance sheet strength.

We continue to find opportunities within information technology, one of the Fund’s largest allocations, for reasons noted in the previous section.

While our macroeconomic view is one of cautious optimism, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

Do you have any closing thoughts for Fund shareholders?

We are encouraged by the Fund’s performance as the markets have returned to a mindset more geared toward company fundamentals. As we apply an active approach to uncovering growth opportunities, we believe our team has positioned the Fund appropriately for a slow-but-steady economic recovery.

More broadly, we believe that the case for large cap U.S. equities remains strong. Stocks are attractively priced versus historic levels as well as relative to government bonds, with growth stocks particularly attractive relative to value stocks. Although stocks have performed very well over recent months, we believe that the U.S. equity market has more room to advance, and that we are in the middle of a secular bull market that stands to benefit the Fund going forward.

In pursuing high-conviction growth opportunities for this focused Fund, we are emphasizing companies with strong fundamentals and improving growth prospects. In the current low-growth environment, we believe our focus on companies with accelerating growth and potential catalysts, combined with attractive valuations, should be favored.

SECTOR WEIGHTINGS
Information Technology	30.0%
Consumer Discretionary	22.6
Health Care	12.9
Industrials	12.0
Financials	8.7
Energy	5.3
Consumer Staples	4.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	13

Calamos Focus Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	28.15%	13.65%	6.23%
With Sales Charge	22.09	12.56	5.71
Class B Shares – Inception 12/1/03
Without Sales Charge	27.20	12.80	5.58
With Sales Charge	22.20	12.55	5.58
Class C Shares – Inception 12/1/03
Without Sales Charge	27.20	12.80	5.44
With Sales Charge	26.20	12.80	5.44
Class I Shares – Inception 12/1/03	28.42	13.93	6.50
Class R Shares – Inception 3/1/07	27.80	13.37	5.04

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.58%; Class B and C shares is 2.33%; Class I shares is 1.33%; Class R shares is 1.83%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Calamos Discovery Growth Fund returned 24.96% (Class A shares at net asset value), versus 37.60% for the Russell 2500® Growth Index.

Throughout the period, we had positioned the Fund to reflect our view that economic recovery would lead to an increased appreciation of fundamentals in small and mid cap companies. As the period progressed, this positioning proved increasingly advantageous as investors became more long term in their perspective.

Since its inception on June 1, 2010, the Fund gained 12.12%, versus a 20.89% return for the index.

What factors influenced performance over the period?

As noted above, the Fund performed particularly well during the latter portion of the period. However, while the Fund performed well in absolute terms, it did not capture all of the gains of the benchmark Russell 2500® Growth Index. In large measure, this was attributable to performance during the start of the reporting period, when we had positioned the Fund of reflect a more conservative macroeconomic outlook. We are always mindful to risks, and did not want the Fund to be unduly vulnerable to the significant uncertainties that were in the global economy (such as the sequestration and euro zone turmoil).

As the period progressed, we felt that we could prudently position the Fund to reflect a more cautiously optimistic outlook, and this benefited performance. The Fund’s performance was also tempered by our adherence to a growth discipline while investors sought out the highest dividend-paying stocks. We believed that it was important to maintain our discipline and long-term focus attributes; this positioning was rewarded during the second half of the reporting period as a quest for yield gave way to a greater interest in fundamentals in small and mid cap companies.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 2500 Growth Index during the reporting period, stock selection within the health care sector was notably positive, in particular Fund holdings within the biotechnology industry. Our positioning reflects the growth potential we see in companies involved in new technologies or product cycles, such as health care consumerism and genome-based diagnostics.

The Fund’s positioning in both energy and industrials contributed favorably in terms of absolute performance, although performance trailed the Russell 2500® Growth Index on a relative basis. Within energy, we have favored a risk-conscious approach focusing on companies in oil-and-gas exploration-and-production and equipment-and-services—areas that are less vulnerable to underlying commodity prices. Within industrials, we believe many companies are compelling from a fundamental perspective, and our focus is on those firms capitalizing on global manufacturing in areas such as machinery, aerospace and defense and commercial services industries.

FUND PROFILE

¡	The Fund posted a solid absolute return during the 12-month period.

¡	The Fund invests in small and midsize U.S. companies that we believe offer the best potential for growth.

¡

The Fund employs active management that applies over 20 years of growth investing experience to the small and mid cap arenas, and stresses up-and-coming companies that we believe offer the best potential for strong, sustainable revenue and earnings growth.

¡	The Fund is a small and mid cap growth equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

www.calamos.com	15

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	22.7%
Health Care	18.8
Industrials	18.7
Consumer Discretionary	16.3
Financials	6.6
Energy	5.1
Consumer Staples	4.3
Materials	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Allocation and stock selection decisions within information technology held back performance for the period. We believe the Fund’s overweight positioning in the sector makes sense, however, given the attributes we have found in the Fund’s information technology positions, including reasonable valuations, sound balance sheets, sustainable cash flows and participation in secular growth trends.

How is the Fund positioned?

The Fund’s positioning reflects our constructive market outlook. We are emphasizing higher-growth businesses, focusing on small and mid cap companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including consumer discretionary, industrials and health care.

Among positioning changes during the period, we increased the Fund’s participation in cyclical growth opportunities—that is, those that are more tied to the economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market provide a tailwind to spending activity. We have also found opportunities in industrial companies with innovative manufacturing processes and health care firms involved in new technologies or product cycles.

We continue to find opportunities within information technology, one of the Fund’s largest allocations. In particular, we favor consumer-based information technology companies (such as those within the Internet software and services industry) that are meeting demands for mobility and connectivity. However, we did pare the Fund’s overall allocation as we deployed assets into the opportunities discussed above. We also reduced the Fund’s allocation to the materials sector during the period.

While our macroeconomic view is one of cautious optimism, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

Do you have any closing thoughts for Fund shareholders?

We are encouraged by the Fund’s performance as the markets have returned to a more fundamentally influenced mindset. As we apply an active approach to uncovering growth opportunities, we believe our team has positioned the Fund appropriately.

More broadly, we believe that the case for U.S. equities remains strong, particularly among small and mid cap companies. We expect continued skepticism in the market with regard to policy changes, but generally improving economic data, attractive valuations and robust secular trends support our active and risk-aware approach to accessing long-term opportunities in the small and mid cap space.

We are emphasizing companies with strong fundamentals and improving growth prospects in the Fund. In the current low-growth environment, we believe our focus on companies with accelerating growth and potential catalysts, combined with attractive valuations, should be favored.

16	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	24.96%	12.12%
With Sales Charge	19.02	10.53
Class B Shares – Inception 6/1/2010
Without Sales Charge	23.99	11.30
With Sales Charge	18.99	10.62
Class C Shares – Inception 6/1/2010
Without Sales Charge	23.88	11.30
With Sales Charge	22.88	11.30
Class I Shares – Inception 6/1/2010	25.23	12.42
Class R Shares – Inception 6/1/2010	24.55	11.84

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.75%; Class B and C shares is 2.50%; Class I shares is 1.50%; Class R shares is 2.00%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	17

Calamos Dividend Growth Fund

FUND PROFILE

¡	The Dividend Growth Fund was launched on August 5, 2013.

¡	The Fund invests in companies that we believe have an ability to increase dividends over time, either through increasing profits or more efficient use of capital.

¡

The Value Team manages the Fund with an emphasis on monitoring positions frequently, questioning trading assumptions regularly, selling losing positions quickly to protect capital, and using option strategies for potential income and risk management.

¡	The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching a fund focused on dividend-paying stocks?

We recognized that many investors sought a regular stream of income, as well as a potentially less volatile way to participate in the equity market. We launched the Fund to meet these goals. Dividend-paying stocks tend to be less volatile than non-dividend paying stocks. Moreover, dividend growth stocks tend to be more resilient to interest rate increases than those companies that offer dividends, but not growth of dividends.

The Fund principally invests in U.S.-based companies with dividend-paying securities, including common and preferred stock, master limited partnerships (MLPs), real estate investment trusts (REITs) and exchange traded funds, among others. The team utilizes its bottom-up expertise to find strong operating businesses with the ability to increase dividends over time, and combines option strategies with a trading focus and a risk-managed approach to portfolio construction. The team seeks companies with understandable business models, high sustainable return on invested capital and a catalyst for change in six to 18 months, among other criteria.

How has the Fund performed?

Since its inception on August 5, 2013, the Fund has returned 3.60% (Class A shares at net asset value; -1.33%, load-adjusted), versus 3.42% for the S&P 500 Index and 3.64% for the Russell 1000® Index.

What factors influenced performance over the period?

Overall, the Fund performed well during the nearly three months it was open. Consistent with Calamos’ active approach to investing, the Fund’s strategy focuses on continually rebalancing the portfolio as stocks move higher, and on hedging with options for risk management. During the period, the Fund’s relative performance was particularly aided by strong stock selection.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 8/5/13, the Fund’s gross expense ratio for Class A shares is 3.08%.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

18	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

The performance of stocks during the first half of the year often reflected macro issues and concerns (such as the search for income in a low-rate environment). Compared to earlier in the year, we saw an increased emphasis on fundamentals during the final months of the reporting period, which is a great environment for active stock-pickers such as our team.

Within the benchmark S&P 500 Index, the top three sectors for the period were materials, industrials and information technology. Despite the Fund’s underweight allocation to all three of these sectors, stock selection—particularly in the financials, consumer discretionary and materials sectors—more than offset the impact of the underweight.

How is the Fund positioned?

The Fund is invested in large cash-rich companies that we believe have the potential to increase dividends over time. The Fund is significantly overweight to financials, and moderately overweight to the energy sector. The Fund was significantly underweight to information technology stocks during the period, with lesser underweights to both health care and consumer staples. The remaining sectors were all within a normal range of the benchmark, and cash represented 6.6% of the portfolio at the close of the period.

Do you have any closing thoughts for Fund shareholders?

With its active approach to dividend growth investing, we believe that the Fund can enhance the asset allocation strategy of a more conservative equity investor who seeks income. Stocks that can demonstrate dividend growth may prove more resilient in times of increased market volatility than either bonds or stocks that simply pay high—but not growing—dividends.

We expect that companies with steady, stable businesses and strong balance sheets will be able to increase their returns to stockholders by increasing both dividends and share repurchase programs. At current levels, the stock prices of some large cash-rich companies may be too expensive to provide us with our preferred margin of safety, in terms of price paid to cash flow, but we are finding sufficient opportunities while waiting for the prices of other stocks to pull back. We would rather stick to our discipline—and our primary goal of protecting the portfolio from permanent losses on positions.

We believe that many large cap equities are more fairly valued than in years past. The current valuations of equities are not surprising: the economy is on much firmer footing today, and the liquidity and funding issues that plagued the short-term debt market during the Great Recession have abated. These markets require a disciplined approach to both stock-picking and risk management. While the list of attractive investment opportunities may be shorter for our specific approach than at other points in the past, we are confident of our ability to find suitably valued companies with compelling dividend growth prospects.

SECTOR WEIGHTINGS
Financials	35.0%
Energy	14.6
Consumer Discretionary	14.1
Industrials	7.8
Health Care	7.3
Information Technology	5.1
Consumer Staples	4.7
Materials	2.6
Telecommunication Services	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	19

Calamos Mid Cap Growth Fund

FUND PROFILE

¡	The Mid Cap Growth Fund was launched on August 5, 2013.

¡	The Fund invests primarily in equity securities issued by midsize U.S. companies that we believe offer the best opportunities for growth.

¡

The Fund employs active management that utilizes more than 20 years of growth investing experience to combine top-down views with bottom-up fundamentals, and stresses companies that we believe offer the best potential for strong, sustainable revenue and earnings growth.

¡

The Fund is a mid cap growth equity allocation option for investors seeking to diversify equity allocations by adding holdings in mid cap companies that historically have higher growth rates and returns than their larger counterparts.

FUND NASDAQ SYMBOLS
A Shares	CMXAX
C Shares	CMXCX
I Shares	CMXIX
R Shares	CMXRX

FUND CUSIP NUMBERS
A Shares	128120870
C Shares	128120862
I Shares	128120854
R Shares	128120847

CALAMOS MID CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching a growth fund focused on mid caps?

Mid cap growth stocks can blend compelling attributes of both smaller and larger cap stocks. They may offer higher growth rates and returns than the largest companies, but have more tested operations than the smallest caps. The Calamos Mid Cap Growth Fund was launched on August 5, 2013 to further enhance the Calamos growth suite by providing an option for investors seeking to diversify their equity allocations with a mid cap growth strategy. The Fund allows these investors the add holdings in companies that historically have higher growth rates and returns than larger companies.

How has the Fund performed?

Since its inception on August 5, 2013, the Fund has returned 6.30% (Class A shares at net asset value; 1.24%, load-adjusted), versus a 3.49% return for the benchmark Russell Midcap Growth Index.

We view the Fund’s good start as a reflection of the potential of our growth investing style as applied exclusively to the mid cap arena.

What factors influenced performance over the period?

Since its inception on August 5, 2013, the Fund has posted both strong absolute and relative returns, outperforming the benchmark Russell Midcap Growth Index. The Fund’s focus on higher-growth businesses has worked well, as investors have begun to show a willingness to step back into cyclical growth sectors and to focus more on future growth potential and less on yield.

In terms of more specific factors that influenced Fund performance, stock selection within the health care sector proved advantageous, as we focused on the growth potential in companies involved in new technologies or product cycles, such as health care consumerism and genome-based diagnostics.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 8/5/13, the Fund’s gross expense ratio for Class A shares is 3.08%.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

The Russell Midcap Growth Index measures the performance of midcap growth companies.

20	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund

Selection within the industrials sector also outperformed the Russell Midcap Growth Index during the period, as holdings within the construction and engineering and electrical components and equipment industries in particular contributed to returns. Our positioning in the sector reflects our views of the growth prospects of companies tied to global demand for infrastructure, transportation and power solutions.

While security selection within the consumer discretionary sector was positive, it trailed the returns of the Russell Midcap Growth Index in the period.

How is the Fund positioned?

The Fund’s positioning reflects our constructive market outlook. We are emphasizing higher-growth businesses, focusing on companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary, industrials and health care.

The Fund is positioned to participate in cyclical growth opportunities—that is, those that are more tied to the economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market provide a tailwind to spending activity. We have also found opportunities in mid cap industrial companies with innovative manufacturing processes.

While our macroeconomic view is one of cautious optimism, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

Do you have any closing thoughts for Fund shareholders?

We are encouraged by the Fund’s performance, and believe the markets’ return to a mindset more geared toward company fundamentals will continue to serve our approach well. As we apply an active approach to uncovering mid cap growth opportunities, we believe our team has positioned the Fund appropriately for a slow-but-steady economic recovery.

More broadly, we believe that the case for mid cap U.S. equities is strong. With their compelling blend of small cap and large cap attributes, we believe mid caps may provide an option for investors seeking to diversify their growth equity allocations.

SECTOR WEIGHTINGS
Consumer Discretionary	19.8%
Information Technology	15.2
Health Care	11.6
Industrials	11.3
Financials	5.0
Energy	4.8
Consumer Staples	3.2
Materials	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	21

Calamos International Growth Fund

FUND PROFILE

¡	While Fund positioning did not align with market sentiment during the first months of the period, it proved increasingly advantageous as investors became more long-term in their perspective.

¡	The Fund invests in non-U.S. growth companies with an emphasis on a company’s source of revenue rather than country of domicile.

¡

The Fund focuses on growth in a space dominated by mostly core and value offerings, stressing solid fundamentals in pursuit of companies demonstrating the best potential for strong, sustainable revenue and earnings growth.

¡	The Fund stands as a potential growth-focused addition to a mostly core- or value-intensive international equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund gained 11.64%, versus a 26.36% return for the MSCI EAFE Growth Index and a 20.16% return in the MSCI ACWI ex-U.S. Growth Index.

Throughout the period, we had positioned the Fund in higher-growth international companies to reflect our view that economic recovery would lead to an increased appreciation of company fundamentals. As we will discuss, our positioning did not align with market sentiment during the first months of the period, but proved increasingly advantageous as investors became more long-term in their perspective.

Since its inception on March 16, 2005, the Fund has returned 8.55% on an annualized basis (Class A shares at net asset value), versus a 6.07% return in the MSCI EAFE Growth Index and a 6.51% return in the MSCI ACWI ex-U.S. Growth Index over the same period.

What factors influenced performance over the period?

As noted above, the Fund performed particularly well during the latter portion of the period.

However, for the period overall, it lagged the gains of the MSCI ACWI ex-U.S. Growth Index, a benchmark for the performance of the non-U.S. growth stock market. In large measure, this was attributable to performance during the start of the reporting period, when we had positioned the Fund to reflect a more conservative macroeconomic outlook. We are always mindful to risks, and did not want the Fund to be unduly vulnerable to the significant uncertainties that existed in the global economy (such as the U.S. sequestration and euro zone turmoil).

The Fund’s performance was also tempered by our adherence to a true growth discipline while investors sought out the highest dividend-paying non-U.S. stocks. We believed that it was important to maintain our discipline and long-term focus; this positioning was rewarded during the second half of the reporting period as a quest for yield gave way to a greater interest in fundamentals.

Turning to the more specific factors that influenced the Fund’s performance versus the MSCI ACWI ex-U.S. Growth Index during the reporting period, our positioning in the consumer discretionary sector served the Fund’s shareholders well, as security selection within the textiles, apparel and luxury goods industry contributed favorably.

The Fund’s selections in information technology were not beneficial on a relative basis. We continue to maintain an overweight in technology, given the attributes we have found in the Fund’s positions, including reasonable valuations, sound balance sheets, sustainable cash flows and participation in secular global growth trends. Selection in the energy sector also negatively impacted performance. Within energy, a risk-conscious approach to the sector has led us to companies in oil-and-gas exploration-and-production and equipment-and-services—areas that are less vulnerable to underlying commodity prices.

22	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

In terms of geographic influences, the Fund’s overweight allocation to Ireland and selection within Switzerland, Mexico and China enhanced performance, while an underweight position to Japan and selection within Canada, Germany and Brazil held back returns.

How is the Fund positioned?

The Fund’s positioning reflects our constructive market outlook. We are emphasizing higher-growth businesses, focusing on non-U.S. companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class within emerging economies. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary and financials.

Despite our cautious optimism, we believe that global political uncertainties will likely spur volatility in the global equity markets, and are therefore maintaining a strong focus on risk management.

We increased the Fund’s holdings in the financials sector during the 12-month period, adding to our allocation as a reflection of our cautiously optimistic global equity outlook. Within financials, we are favoring select opportunities in higher-quality diversified banks and asset management firms accessing global growth trends in both developed and emerging markets. We also added to the Fund’s holdings in the consumer discretionary sector for reasons discussed in the previous section.

Though the Fund’s allocation to emerging markets slightly decreased during the period, we still believe there is significant growth potential within this area. The Fund’s holdings within emerging market regions are typically larger, more established companies that display geographically diverse revenue streams. While the Fund is underweight to Japan, we have selectively added holdings at the margin in select banks and asset managers that may benefit from continued reflation efforts. Overall, however, we believe a wait-and-see approach is appropriate as the country’s massive economic stimulus programs continue to develop.

Do you have any closing thoughts for Fund shareholders?

We are encouraged by the Fund’s performance as the markets have returned to a more fundamentally influenced mindset. We believe the Fund is well positioned to capitalize on growth opportunities within the global capital markets.

The euro zone appears to be in the early stages of recovery, Japan seems to be headed in the right direction and despite some recent pullback we believe the emerging markets remain an important component for global growth going forward. These positive macro trends, combined with the secular opportunities in the non-U.S. markets, support the case for international growth allocations.

SECTOR WEIGHTINGS
Information Technology	25.0%
Consumer Discretionary	19.5
Health Care	14.1
Financials	14.0
Industrials	12.1
Energy	6.5
Consumer Staples	3.6
Materials	2.7
Telecommunication Services	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	23

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	11.64%	16.72%	8.55%
With Sales Charge	6.35	15.60	7.93
Class B Shares – Inception 3/16/05
Without Sales Charge	10.88	15.85	7.79
With Sales Charge	5.88	15.63	7.79
Class C Shares – Inception 3/16/05
Without Sales Charge	10.83	15.87	7.73
With Sales Charge	9.83	15.87	7.73
Class I Shares – Inception 3/16/05	11.97	17.03	8.82
Class R Shares – Inception 3/1/07	11.36	16.43	5.07

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.60%; Class B and C shares is 2.35%; Class I shares is 1.35%; Class R shares is 1.85%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

2	The MSCI ACWI ex-U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

24	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund posted a gain of 8.89% (Class A shares at net asset value), versus the 6.90% return of the MSCI Emerging Markets Index.

Our team’s focus on managing risk while pursuing growth opportunities tied to the secular growth trends in emerging markets (notably, the rise of the consumer) led the Fund to outperform the benchmark for the period, as it has since its inception.

Since its inception on August 15, 2008, the Fund returned 7.00% on an annualized basis (Class A shares at net asset value), versus 4.01% for the MSCI Emerging Markets Index.

What factors influenced performance over the period?

Emerging market equities delivered moderate gains for the period, though they lagged the higher returns of global developed market indexes. A combination of decelerating economic growth, concerns relating to potentially tighter global monetary policies and periods of capital outflows and currency weakness caused emerging markets to lag during the first six months of 2013 in particular. Against this backdrop, however, the Fund outperformed the benchmark MSCI Emerging Market Index, supported by active positioning and security selection.

Security selection and an average overweight position in consumer staples contributed the most to the Fund’s outperformance during the period. We continue to be opportunistic within staples and seek to invest in companies that are better able to manage their products in a slow-growth global economy, as well as those in a good position to capitalize on increased middle class consumption in emerging economies. An overweight position in information technology also contributed to Fund performance, including heavier weights and better relative selection in the semiconductor and Internet software and services industries. We expect global and emerging market technology companies to benefit from secular growth themes, including productivity enhancement, enhanced mobility and connectivity and demand for information and entertainment.

An underweight position within materials proved beneficial to Fund performance during the period, but security selection held back returns. Holdings in the gold mining and production industry underperformed during the first several months of the period, and were sold thereafter due to our more optimistic global equity market outlook and deteriorating company fundamentals. An underweight allocation to financials impacted performance as well, as did security selection within the sector. While we initially kept the Fund underweight here due to concerns regarding complex global regulations and persistent capital risks, we believe the relative merits of the sector have improved based on rising loan growth, attractive valuations and increased incomes in emerging markets and we have increased holdings accordingly.

FUND PROFILE

¡	A combination of positive selection and allocation decisions enabled the Fund to deliver solid gains and outperform the benchmark.

¡	The Fund invests in growth companies globally that may benefit from long-term secular themes in the emerging markets, including a burgeoning middle class and an improving standard of living.

¡	The Fund focuses on risk management in an asset class with a history of volatility, with an emphasis on revenue streams over company domicile and the use of convertibles to manage equity risk.

¡	The Fund stands as a potential long-term strategic allocation to the emerging markets.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	25

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	23.5%
Financials	18.8
Consumer Discretionary	15.6
Energy	9.0
Industrials	6.8
Materials	6.5
Consumer Staples	6.6
Health Care	6.0
Telecommunication Services	4.1
Utilities	0.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund is positioned to provide a risk-managed approach to investing in emerging market equities, with a combination of local emerging market companies and multinational companies with sizable revenue streams from within emerging economies. Given our view of improving global economic fundamentals and attractive emerging market equity valuations, we have continued to position the Fund to reflect our cautiously optimistic market outlook.

While we expect moderate global growth to continue, we also foresee periodic spikes in volatility within global and emerging markets and therefore maintain a strong focus on risk management. Reflecting the rise of the emerging market consumer class and the desire among individuals and businesses for greater communication and connectivity, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary and financials.

While we significantly increased holdings in financials during the 12-month period, the Fund continues to maintain an underweight relative to the large stake in the MSCI Emerging Markets Index. As noted above, we added to Fund holdings in this area as a reflection of more positive sector fundamentals and our cautiously optimistic global equity outlook, favoring opportunities in higher-quality diversified banks, asset managers and select insurance companies accessing growth in the emerging economies.

We also notably increased the Fund’s weight in the consumer discretionary sector during the period while reducing weight in consumer staples. This gradual shift reflects our view of growth and valuation opportunities in the consumer industries, favoring consumer companies with high growth potential, competitive industry advantages and targeted access to the emerging market consumer.

While we are still finding opportunities in the BRICs, focusing on secular growth tied to consumption rather than cyclical growth, we are also identifying increased opportunities within a broadening range of countries, leading to larger allocations to countries such as Mexico, South Korea and Taiwan. Here, we believe we can include a higher degree of cyclical exposure alongside secular growth stories because the country fundamentals are stronger.

Do you have any closing thoughts for Fund shareholders?

We believe that the longer-term secular trends are still very favorable and emerging markets should continue to contribute meaningfully to the global economy, but the relative risks are increasing in the short term and we are prepared for a slower and choppier growth trajectory. In this environment, we believe our approach in this Fund continues to offer investors a risk-managed way to incorporate emerging market exposure as a core allocation in their portfolios.

26	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	8.89%	7.00%
With Sales Charge	3.71	6.00
Class B Shares – Inception 8/15/08
Without Sales Charge	8.03	6.20
With Sales Charge	3.03	6.05
Class C Shares – Inception 8/15/08
Without Sales Charge	8.11	6.21
With Sales Charge	7.11	6.21
Class I Shares – Inception 8/15/08	9.16	7.27
Class R Shares – Inception 8/15/08	8.61	6.73

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.60%; Class B shares is 2.35%; class C shares is 2.36%; Class I shares is 1.36%; Class R shares is 1.85%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	27

Calamos Global Equity Fund

FUND PROFILE

¡

A focus on higher-quality companies with clean balance sheets and globally diversified revenues worked well during the second half of the period as market sentiment shifted from yield to growth, allowing the Fund to generate a positive return.

¡	The Fund invests in equities of companies around the globe, focusing on key growth fundamentals such as increasing profit margins, high returns on invested capital and greater access to capital.

¡	The Fund has the flexibility to seek growth globally and to pursue the best risk-reward opportunities across country, market capitalization and sector.

¡	The Fund is a growth-oriented addition to a strategic global equity allocation that can provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, Calamos Global Equity Fund returned 15.35% (Class A shares at net asset value), versus a 26.48% return for the MSCI World Index and 23.63% for the MSCI ACWI Growth Index.

We had positioned the Fund in higher-growth global companies throughout the period to reflect our view that economic recovery would lead to an increased appreciation of company fundamentals. While this positioning did not align with market sentiment during the first months of the period, it proved increasingly advantageous as investors became more long-term in their perspective.

Since its inception on March 1, 2007, the Fund returned 7.10% on an annualized basis (Class A shares at net asset value), versus 4.02% for the MSCI World Index and 5.05% for the MSCI ACWI Growth Index.

What factors influenced performance over the period?

As noted above, although the Fund trailed for the period overall, most of the underperformance occurred during the first portion of the year. The Fund performed particularly well during the latter portion of the period.

The Fund did not capture all of the gains of the MSCI ACWI Growth Index, a benchmark for the performance of the broad global growth stock market. In large measure, this was attributable to performance during the start of the reporting period, when we had positioned the Fund to reflect a more conservative global macroeconomic outlook. We are always mindful of risks, and did not want the Fund to be unduly vulnerable to the significant uncertainties that were in the global economy (such as the U.S. sequestration and euro zone turmoil). As the period progressed, we felt that we could prudently position the Fund to reflect a more cautiously optimistic outlook, and performance improved.

The Fund’s performance was also tempered by our adherence to a growth discipline while investors sought out the highest dividend-paying stocks. We believed that it was important to maintain our discipline and long-term focus attributes; this positioning was rewarded during the second half of the reporting period as a quest for yield gave way to a greater interest in fundamentals.

In terms of more specific performance drivers, security selection within the consumer discretionary sector added to relative returns during the period, as holdings within the textiles, apparel and luxury goods industry outperformed. This is a sector that has benefited from a recovering U.S. housing industry and sustained positive consumer sentiment in the U.S., as well as from consumer spending by Asian consumers in emerging economies. While U.S. consumer spending may be sluggish through the end of 2013, primarily due to uncertainty emanating from Washington D.C., we believe there remain significant opportunities, particularly among non-U.S. companies.

The Fund’s overweight to information technology proved disadvantageous for the period. We believe that the overweight makes sense, however, given the attributes we have found in the Fund’s information technology positions, including reasonable

28	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

valuations, sound balance sheets, sustainable cash flows and participation in secular growth trends. Positioning in materials was also detrimental to performance, as the Fund’s allocation to the gold industry—originally used as a global hedge against financial crises and further dollar debasement—proved to be a hindrance. We reduced this allocation throughout the latter stages of the period.

From a geographic perspective, Fund holdings within Switzerland and select holdings incorporated in the Cayman Islands contributed to relative returns during the 12-month period, while selection within the U.S. and Canada, as well as an underweight position to Japan, hindered relative performance.

How is the Fund positioned?

The Fund’s positioning reflects our constructive global market outlook. We are emphasizing higher-growth businesses, focusing on companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary and select areas within health care.

Among positioning changes during the period, we increased the Fund’s participation in cyclical growth opportunities that are more tied to the global economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market in the U.S. provide a tailwind to spending activity. We also increased the Fund’s exposure to financials, favoring select opportunities in higher-quality diversified banks and asset management firms accessing growth trends in developed and emerging economies.

We continue to find opportunities within information technology, particularly in consumer-based information technology companies (such as those within the Internet software and services industry) that are meeting demands for mobility and connectivity. However, we did pare the Fund’s overall allocation as we deployed assets into the opportunities discussed above. We also reduced the Fund’s allocation to materials, as outlined above.

The Fund’s allocation to emerging markets was increased during the period. Despite recent retreats, we believe there is significant growth potential within this area. The Fund’s holdings within emerging market regions are typically larger, more established companies that display geographically diverse revenue streams. While the Fund is underweight to Japan, we have selectively added holdings at the margin in select banks and asset managers that may benefit from continued reflation efforts. Overall, however, we believe a wait-and-see approach is appropriate as the country’s massive economic stimulus programs continue to develop.

While our macroeconomic view is one of cautious optimism, we believe that global political uncertainties will likely spur volatility in the global equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

SECTOR WEIGHTINGS
Information Technology	31.1%
Consumer Discretionary	21.4
Financials	14.5
Health Care	10.1
Energy	7.8
Industrials	7.7
Consumer Staples	4.1
Telecommunication Services	1.5
Materials	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	29

Calamos Global Equity Fund

Do you have any closing thoughts for Fund shareholders?

We are encouraged by the Fund’s performance as the markets have returned to a more fundamentally influenced mindset. As we apply an active approach to uncovering global growth opportunities, we believe our team has positioned the Fund appropriately for a slow-but-steady economic recovery. The euro zone appears to be in the early stages of recovery, and despite some recent pullback we believe the emerging markets remain an important component for global growth going forward. These positive macro trends, combined with the secular opportunities in both the U.S. the non-U.S. markets, support the case for a global equity portfolio.

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	15.35%	17.16%	7.10%
With Sales Charge	9.86	16.01	6.32
Class B Shares – Inception 3/1/07
Without Sales Charge	14.49	16.30	6.29
With Sales Charge	9.49	16.08	6.29
Class C Shares – Inception 3/1/07
Without Sales Charge	14.51	16.29	6.30
With Sales Charge	13.51	16.29	6.30
Class I Shares – Inception 3/1/07	15.65	17.47	7.38
Class R Shares – Inception 3/1/07	15.07	16.87	6.83

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.53%; Class B shares is 2.29%; Class C shares is 2.28%; Class I shares is 1.28%; Class R shares is 1.79%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

2	The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

30	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund earned 13.72%, versus returns of 27.18% for the S&P 500 Index and 23.82% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 11.47% on an annualized basis (Class A shares at net asset value), versus a 10.16% gain for the S&P 500 Index and a 9.52% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s low-volatility* characteristics.

We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

We continue to manage the Fund in a risk-aware manner with the goal of accessing equity market returns with lower volatility over full market cycles. The Fund did not keep pace with the strident gains of the broader equity market over the 12-month period, due in large measure to performance during the start of the reporting period, when we had positioned the Fund to reflect a more conservative macroeconomic outlook. We are always mindful to risks, and did not want the Fund to be unduly vulnerable to the significant uncertainties that were in the global economy (such as the sequestration and euro zone turmoil).

As the period progressed, we felt that we could prudently position the Fund to reflect a more cautiously optimistic outlook, and this benefited performance. We believed that it was important to maintain our discipline and long-term focus attributes; this positioning was rewarded during the second half of the reporting period as a quest for yield gave way to a greater interest in fundamentals.

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

FUND PROFILE

¡	During the period the Fund re-opened to new accounts as issuance trends in the U.S. convertible market turned decidedly more positive.

¡	The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

¡

The Fund leverages more than three decades of firm experience in the convertible arena, providing a core holding option that aims to maintain a consistent risk posture throughout the market cycle by participating in equity upside movements while lessening the blows of down periods.

¡	The Growth and Income Fund can provide a long-term core allocation to equities with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

www.calamos.com	31

Calamos Growth and Income Fund

In terms of more specific factors that influenced performance, security selection within the energy sector contributed to returns in the period. Reflecting a risk-conscious approach to the sector, we have favored companies in oil-and-gas exploration-and-production and equipment-and-services—areas that are less vulnerable to underlying commodity prices. In addition, the Fund’s underweight allocation to the utilities and telecommunication services sectors contributed positively to results, as these slower-growth and more highly regulated sectors were the worst performing areas within the benchmark S&P 500 Index.

Security selection and overweight positioning within information technology hindered performance during the period. We continue to favor the sector due to attractive valuations, strong growth potential and sustainable cash flow characteristics. We expect many of the Fund’s holdings to benefit from key long-term growth themes, including productivity enhancement and the demand for enhanced mobility and connectivity by enterprises and consumers. The Fund’s overweight allocation and selection in materials also hindered performance, most notably in the first several months of the period when investments in gold miners were in place primarily as a global hedge against financial crises and currency debasement. By the middle of 2013, however, the Fund’s exposure to these gold mining positions was removed.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

32	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Fund performed through a few distinct market periods. In the five major market periods

www.calamos.com	33

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	24.7%
Health Care	14.5
Consumer Discretionary	14.0
Energy	13.4
Financials	12.9
Industrials	10.0
Consumer Staples	6.0
Materials	2.1
Utilities	0.6
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

shown, the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

The Fund’s positioning reflects our cautiously optimistic market outlook. We are emphasizing higher-growth businesses, focusing on companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary and health care.

Among positioning changes during the period, we increased the Fund’s participation in cyclical growth opportunities that are more tied to the economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market provide a tailwind to spending activity. We have also found opportunities in industrial companies with innovative manufacturing processes and financials firms that are benefiting from improving loan growth and consumer balance sheet strength.

We also continue to find opportunities within information technology, one of the Fund’s largest allocations, for reasons noted in the previous section. Finally, we reduced the Fund’s allocation to materials, largely through the sale of gold mining firms, as noted above.

While our macroeconomic view is constructive, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole. For this Fund, the use of equity-sensitive convertible securities dampens risk.

Do you have any closing thoughts for Fund shareholders?

Although the stock market has performed very well over recent months, we believe that the U.S. equity market has more room to advance, and that we are in the middle of a secular bull market. However, we also expect persistent spikes in volatility. The Fund’s risk-managed approach to providing equity appreciation with potentially lower volatility has demonstrated its merits over time, and looks well positioned to do so, given our fundamental approach and the market’s appreciation for fundamental attributes.

We are also encouraged by the trends in the convertible market, with year-to-date new issuance on pace to be the most positive since before the financial crisis. In an environment of intermittent volatility, we favor convertibles, ability to capture a significant degree of underlying equity upside, while also providing a measure of downside resilience.

34	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	35

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	13.72%	13.65%	6.70%
With Sales Charge	8.31	12.56	6.19
Class B Shares – Inception 9/11/00
Without Sales Charge	13.59	12.98	6.07
With Sales Charge	8.59	12.73	6.07
Class C Shares - Inception 8/5/96
Without Sales Charge	12.88	12.81	5.91
With Sales Charge	11.88	12.81	5.91
Class I Shares – Inception 9/18/97	13.99	13.93	6.97
Class R Shares – Inception 3/1/07	13.44	13.37	5.10	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.09%; Class B and C shares is 1.84%; Class I shares is 0.84%; Class R shares is 1.34%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

36	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund earned 11.60%, versus 23.95% for the MSCI ACWI Index.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on September 9, 1996, the Fund has returned 8.63% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index, which gained 6.80% for the same period.

Please discuss the Fund’s low-volatility* characteristics.

We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.69 versus the MSCI ACWI Index. The Fund has therefore outperformed the global equity market, as measured by the MSCI ACWI Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

We continue to manage the Fund in a risk-aware manner with the goal of accessing global equity market returns with lower volatility over full market cycles. The Fund did not keep pace with the strident gains of the broader global equity market over the 12-month period, due in large measure to performance during the start of the reporting period, when we had positioned the Fund to reflect a more conservative macroeconomic outlook. We are always mindful of risks, and did not want the Fund to be unduly vulnerable to the significant uncertainties that existed in the global economy (such as the U.S. sequestration and euro zone turmoil).

As the period progressed, we felt that we could prudently position the Fund to reflect a more cautiously optimistic outlook, and this benefited performance. We believed that it was important to maintain our discipline and long-term focus attributes; this positioning was rewarded during the second half of the reporting period as a quest for yield gave way to a greater interest in fundamentals.

In terms of more specific factors that influenced performance, security selection within the energy sector was notably positive. Reflecting a risk-conscious approach to the sector, we have favored companies in oil-and-gas exploration-and-production and equipment-and-services—areas that are less vulnerable to underlying commodity prices. We believe that the gradual recovery in global growth and continued global accommodative monetary policy can support growth opportunities within the sector. In

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

FUND PROFILE

¡	During the period the Fund re-opened to new accounts as issuance trends in the global convertible market turned decidedly more positive.

¡	The Fund invests primarily in global equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

¡

The Fund leverages more than three decades of firm experience in the convertible arena, providing a core holding option that aims to maintain a consistent risk posture throughout the market cycle by participating in equity upside movements while lessening the blows of down periods.

¡	The Global Growth and Income Fund can provide a long-term core allocation to global equities with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

www.calamos.com	37

Calamos Global Growth and Income Fund

addition, the Fund’s underweight allocation to the utilities sector contributed to results, as this slower-growth and more highly regulated sector was the worst performing area within the benchmark MSCI ACWI Index.

Security selection and overweight positioning within information technology hindered performance during the period. We continue to favor the sector due to attractive valuations, strong growth potential and sustainable cash flow characteristics. We expect many of the Fund’s holdings to benefit from key long-term growth themes, including productivity enhancement and the demand for enhanced mobility and connectivity by enterprises and consumers. The Fund’s overweight allocation and selection in materials also hindered performance, most notably in the first several months of the period when investments in gold miners were in place primarily as a global hedge against financial crises and currency debasement. By the middle of 2013, however, the Fund’s exposure to these gold mining positions was removed.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

38	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of global stocks, convertible securities and bonds to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of global equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, the Fund has participated in the upside movements of the global equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

The Fund’s positioning reflects our cautiously optimistic market outlook. We are emphasizing higher-growth businesses, focusing on global companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary and select areas within health care.

Among positioning changes during the period, we increased the Fund’s participation in cyclical growth opportunities that are more tied to the economic cycle and recovery. This has led us to companies in areas such as financials, where we have found select opportunities in higher-quality diversified banks and asset management firms accessing growth trends in developed and emerging economies.

Despite recent setbacks, we increased the Fund’s allocation to emerging markets reflecting our belief that there remains significant growth potential within these areas supported by secular growth themes, such as the rise of the emerging market consumer. We have recently been looking to broaden the Fund’s emerging market footprint, seeking out opportunities in countries such as South Korea and Mexico.

While our macroeconomic view is constructive, we believe that political uncertainties will likely spur volatility in the global equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole. For this Fund, the use of equity-sensitive convertible securities dampens risk.

Do you have any closing thoughts for Fund shareholders?

Although the stock market has performed very well over recent months, we believe that the global equity market has more room to advance, and that we are in the middle of a secular bull market. However, we also expect persistent spikes in volatility. The Fund’s risk-managed approach to providing equity appreciation with potentially lower volatility has demonstrated its merits over time, and looks well positioned to do so, given our fundamental approach and the market’s appreciation for fundamental attributes.

We are also encouraged by the trends in the global convertible market, with year-to-date new issuance on pace to be the most positive since before the financial crisis. In

SECTOR WEIGHTINGS
Information Technology	22.8%
Financials	16.5
Health Care	13.4
Energy	11.7
Consumer Discretionary	11.1
Consumer Staples	7.7
Industrials	6.9
Materials	1.7
Utilities	1.3
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	39

Calamos Global Growth and Income Fund

an environment of intermittent volatility, we favor convertibles’ ability to capture a significant degree of underlying equity upside, while also providing a measure of downside resilience.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

40	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	11.60%	12.14%	7.21%
With Sales Charge	6.32	11.04	6.70
Class B Shares – Inception 9/11/00
Without Sales Charge	10.77	11.30	6.56
With Sales Charge	5.77	11.04	6.56
Class C Shares – Inception 9/24/96
Without Sales Charge	10.82	11.32	6.41
With Sales Charge	9.82	11.32	6.41
Class I Shares – Inception 9/18/97	11.90	12.44	7.48
Class R Shares – Inception 3/1/07	11.27	11.87	3.81	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.33%; Class B and C shares is 2.08%; Class I shares is 1.08%; Class R shares is 1.58%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	41

Calamos Convertible Fund

FUND PROFILE

¡	During the period, the Fund re-opened to new accounts as issuance trends in the U.S. and global convertible markets turned decidedly more positive.

¡	The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

¡

The Fund leverages more than three decades of firm experience in the convertible arena, utilizing active management to choose convertibles with what we believe to be the most attractive risk-reward profiles.

¡	The Convertible Fund offers a way to potentially manage risk alongside an equity allocation with securities that participate in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund returned 18.50%. For this same period, the BofA Merrill Lynch All U.S. Convertible Index returned 23.94%, the Value Line Convertible Index gained 20.97%, and the S&P 500 Index returned 27.18%.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on June 21, 1985, the Fund has returned 9.51% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.79% for the Value Line Convertible Index and 10.70% for the S&P 500 Index.

We compare the Fund’s performance to multiple benchmarks to provide a more complete assessment of its performance. Because convertibles have equity characteristics, they can be thought of as equity-linked securities. Therefore, we compare the Fund’s performance to the S&P 500 Index. We also measure the Fund’s performance against the Value Line Convertible Index, which has a history that dates to the inception of Calamos Convertible Fund. We utilize the newer BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index for additional research and analysis.

Please discuss the Fund’s low-volatility* characteristics.

We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore performed largely in line with the equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

In this Fund, we seek equity participation while being mindful to downside risk, This generally leads us to favor convertible securities with a blend of equity and fixed income attributes, versus the most equity-sensitive or credit-sensitive securities. During the reporting period, these “total return” convertibles lagged the most equity- and credit-sensitive positions. Additionally, as the economic recovery continued, investors’ risk appetites and hunger for income increased, providing a boost to the most speculative and highest-yielding issues, many of which fell outside the parameters of our risk management criteria.

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

42	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

From a sector perspective, an underweight position and security selection within the financials sector supported returns. On an industry level, a heavier emphasis on the asset management and company banks industry, along with a significant underweight to the various underperforming REITs industries, proved beneficial. Security selection in the consumer discretionary sector also added value, as Fund holdings in the apparel and homebuilding industries performed well. Even given this year’s government shutdown, continued debt ceiling debates and current unemployment data activity, the U.S consumer has continued to shop, supported by a “wealth effect” of rising equity markets and a strengthening housing market.

Security selection within information technology held back returns during the period, but we remain committed to the long-term growth prospects of the sector given its reasonable valuations, sound balance sheets, sustainable cash flows and participation in secular growth trends. The Fund’s lack of exposure to transportation-related issues held back performance in the industrials sector, as many of the convertibles in this area are low-quality, equity-sensitive issues and, as such, do not fit well within our investment process and focus on managing risk.

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	43

Calamos Convertible Fund

SECTOR WEIGHTINGS
Health Care	21.4%
Information Technology	21.4
Financials	15.7
Consumer Discretionary	14.6
Industrials	11.1
Energy	6.9
Materials	3.0
Utilities	1.1
Consumer Staples	0.6
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Please describe the Fund’s participation in up and down markets over the past 20 years.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Convertible Fund performed compared to the U.S. equity market through a few distinct market periods over the past 20 years. In the five major market periods shown, the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

We have emphasized convertible securities that offer asymmetric risk-return characteristics versus their underlying stocks, and have been encouraged that this segment of the market has benefited from the strong performance of the convertibles’ underlying equities. We continue to see attractive opportunities in U.S. growth equities and, as a significant number of convertibles have been issued by growth issuers, we feel that convertibles provide an attractive means of accessing this well-priced growth.

While our macroeconomic view is one of cautious optimism, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

In regards to credit quality, we slightly increased the Fund’s exposure to the lower-quality credit tiers during the reporting period, but continue to maintain a relative underweight to the B and CCC tiers relative to the BofA Merrill Lynch All U.S. Convertible Index, reflecting our higher-quality bias.

Do you have any closing thoughts for Fund shareholders?

We are finding growing opportunities among convertible securities and believe that convertibles remain a good choice for accessing equity upside with potentially less downside volatility. As we have observed, however, it is not simply the inclusion of convertibles that affects an outcome, but how they are managed. Through active management, we focus on capturing more equity market upside than downside.

Supported by global economic growth, new issuance trends have been encouraging both globally and within the U.S., and our team is finding attractively valued issues offering the balance of equity and fixed income characteristics that we seek.

44	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	45

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	18.50%	12.73%	6.17%
With Sales Charge	12.89	11.65	5.66
Class B Shares – Inception 9/11/00
Without Sales Charge	17.63	11.91	5.53
With Sales Charge	12.63	11.65	5.53
Class C Shares – Inception 7/5/96
Without Sales Charge	17.62	11.90	5.38
With Sales Charge	16.62	11.90	5.38
Class I Shares – Inception 6/25/97	18.78	13.02	6.44
Class R Shares – Inception 3/1/07	18.18	12.45	5.25	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.11%; Class B and C shares is 1.86%; Class I shares is 0.86%; Class R shares is 1.35%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

3	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, Calamos Total Return Bond Fund returned 0.48% (Class A shares at net asset value), versus a return of -1.08% for the Barclays U.S. Aggregate Bond Index.

During the latter half of the period, we opted to keep the duration of the Fund relatively short, given that we did not see yields further out on the curve justifying the additional risk of a rise in longer-term interest rates. This relatively short-duration positioning, along with a heavy allocation to intermediate U.S. corporate bonds, helped the Fund to outperform its benchmark.

Since its inception on June 27, 2007, the Fund has returned an average annualized 5.28% (Class A shares at net asset value), versus a 5.46% gain for the Barclays U.S. Aggregate Bond Index.

What factors influenced performance over the period?

The 12-month period was characterized by significant volatility in the credit markets. Bond yields reached historic lows in May before widening during the remainder of the period, while credit spreads also declined to reach their lows of recent years.

The result over the entire 12 months was a twisting of the yield curve. The yield on 10-Year Treasury notes increased from 1.72% to 2.57% during the period, while the yield on one-year Treasury bills declined from 0.18% to 0.10%. Corporate bonds benefited from a 69-basis-point narrowing in credit spreads over the period, as reported by J.P. Morgan.

In this environment, the Fund benefited from its relatively short-duration positioning and its heavy allocation to intermediate U.S. corporate bonds, as these segments of the market strongly outperformed the benchmark Barclays U.S. Aggregate Bond Index during the reporting period.

How is the Fund positioned?

In light of recent economic data continuing to point to a period of slow economic growth accompanied by low inflation in the U.S.—along with the eventual quantitative easing taper from the Federal Reserve—we have maintained a shorter average duration for the Fund than that of the index. We continue to believe that longer duration instruments are not adequately compensating investors for the potential increased risk of rising longer-term rates, nor do we see yields further out on the curve justifying this additional risk.

Our constructive outlook on the U.S. economy has led us to view corporate credits as being among the best opportunities in the fixed income arena. Corporate balance sheets have strengthened as issuers have taken advantage of the low interest rate environment and lowered their debt-servicing costs. This stands to keep default rates low and, as such, we believe corporate credit is the most attractive segment of the bond market at present. We are significantly overweight this segment relative to the Barclays U.S. Aggregate Bond Index. In regard to credit quality, we have also increased our exposure to the BB credit tier.

FUND PROFILE

¡	Relatively short-duration positioning and a heavy allocation to intermediate U.S. corporate bonds helped the Fund to outperform its benchmark for the 12-month period.

¡	The Fund invests primarily in U.S. fixed income instruments, including government and agency securities, corporate debt and high yield debt.

¡	The Fund employs active management that blends global investment themes and fundamental research, and utilizes opportunistic sector allocations for greater flexibility in managing risk and reward.

¡	The Total Return Bond Fund offers broad exposure to the U.S. investment grade bond market.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

www.calamos.com	47

Calamos Total Return Bond Fund

ASSET ALLOCATION
Corporate Bonds	98.7%
Convertible Bonds	0.7
Cash and Receivables/Payables	0.6

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

Given the potential for rising interest rates, our positioning in Treasury and government-related securities has been focused on short-duration instruments with less interest rate sensitivity. Maintaining a shorter duration in these instruments also allows us the opportunity to reposition should more attractive yield opportunities present themselves in the near future.

Do you have any closing thoughts for Fund shareholders?

We believe in an active, multi-faceted approach to the fixed income market. While the movements of the Federal Reserve can be difficult to predict with any accuracy, fixed income investors should be wary of the potential impact of rising rates. History has shown that these increases can happen suddenly and with little warning.

We believe our total return approach—and current focus on lower-duration securities and opportunities in the corporate bond market—allows us to pursue the most compelling opportunities in the fixed income market, as we remain mindful to potential risks.

48	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	0.48%	5.98%	5.28%
With Sales Charge	-3.26	5.18	4.64

Class B Shares – Inception 6/27/07
Without Sales Charge	-0.27	5.20	4.50
With Sales Charge	-3.69	4.99	4.50

Class C Shares – Inception 6/27/07
Without Sales Charge	-0.27	5.20	4.50
With Sales Charge	-1.25	5.20	4.50

Class I Shares – Inception 6/27/07	0.73	6.24	5.55

Class R Shares – Inception 6/27/07	0.22	5.72	5.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 0.99%; Class B and C shares is 1.74%; Class I shares is 0.74%; Class R shares is 1.24%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	49

Calamos High Income Fund

FUND PROFILE

¡	The Fund invests in a diversified portfolio of U.S. and non-U.S. high yield bonds.

¡

The Fund focuses on the mid-credit tiers using three decades of credit evaluation to find issuers with sustainable revenues and lower risk of default, while employing active management to flexibly navigate the credit spectrum and find select opportunities outside the U.S.

¡	The High Income Fund is an alternative to more traditional high-quality bond or high yield offerings with a focus on mid-tier quality bonds.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund returned 7.21% (Class A shares at net asset value), versus an 8.88% gain for the Credit Suisse High Yield Index.

In our approach, we are focused on providing income and capital appreciation while remaining mindful to credit risk. This has led us to favor companies with stronger balance sheets and debt-servicing abilities over the most speculative names. As a result of our positioning, we captured a good measure, though not all, of the market’s upside for the period.

Since its inception on August 2, 1999, Calamos High Income Fund has returned 6.91% on an annualized basis (Class A shares at net asset value), versus a 7.84% gain in the Credit Suisse High Yield Index.

What factors influenced performance over the period?

During the 12-month period, credit spreads narrowed by 69 basis points and yields declined, reaching historic lows in May before widening during the remainder of the period. Credit quality was also a significant factor throughout the period, with the lower credit tiers outperforming as investors sought yield in a global low-interest rate environment. Within the Credit Suisse High Yield Index, CCC-rated securities and B-rated securities were up 13.9% and 10.5%, respectively, while BB and BBB were up 6.2% and 3.5%.

Security selection supported Fund returns during the reporting period, as holdings in the energy and telecommunication services sectors contributed positively to returns, while selection in health care and consumer discretionary were not as helpful. Our risk-conscious approach to managing high yield led us to underweight the CCC-rated credit tier. While this precluded our participation in the most speculative names that led within the index, we believe that a prudent approach makes sense for this strategy.

How is the Fund positioned?

As noted, we believe the BB credit tier offers the most favorable risk-reward at present, and do not see the CCC tier as currently offering enough incremental return to warrant the added risks. We therefore continue to favor the BB credit tier and remain underweight CCC issues. Additionally, given the Federal Reserve’s commitment to tapering its bond-buying as the U.S. economy strengthens (which would lead to higher interest rates), we have sought to reduce the Fund’s duration, since longer-duration bonds are more negatively impacted by rising rates.

Do you have any closing thoughts for Fund shareholders?

In our view, the merits of high income corporate securities remain compelling, in both the current environment and over the longer term. Compared to government bonds, higher-yielding corporate credits have tended to be less vulnerable to interest rate increases. While history has shown that it is impossible to predict when interest rates will rise, we believe that prudent investors should maintain a long-term perspective and position their asset allocations ahead of the curve.

50	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

We continue to find compelling opportunities that meet our criteria. Many issuers of high income bonds have taken advantage of lower interest rates to refinance their debt. This has allowed companies to push their debt obligations out and reduce overall borrowing costs. Moreover, many high yield issuers may be well positioned against a backdrop of U.S. and global economic recovery. Even so, we believe that not all companies will fare equally well. We believe that the Calamos investment team is well positioned to identify opportunities among higher income corporate bonds, due to our extensive experience with credit analysis, as well as our focus on balancing risk, return and income considerations. We believe that this Fund’s focus on mid-grade credits, issued by companies with good records of reliable debt servicing, makes this portfolio an attractive choice for investors seeking higher income from a risk-managed approach to corporate bonds.

Finally, we note that future shareholder reports will compare the Fund’s performance to the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index. This index focuses on the mid-grade tiers of the corporate credit market, as does this portfolio. We believe this index will provide shareholders with an enhanced point of reference for this Fund.

SECTOR WEIGHTINGS
Consumer Discretionary	21.6%
Energy	17.3
Industrials	14.8
Information Technology	10.9
Materials	9.8
Financials	7.2
Health Care	5.8
Consumer Staples	4.4
Telecommunication Services	3.2
Utilities	2.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

www.calamos.com	51

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	7.21%	14.39%	6.80%
With Sales Charge	2.17	13.29	6.28
Class B Shares – Inception 12/21/00
Without Sales Charge	6.40	13.51	6.16
With Sales Charge	1.40	13.27	6.16
Class C Shares – Inception 12/21/00
Without Sales Charge	6.37	13.51	5.99
With Sales Charge	5.37	13.51	5.99
Class I Shares – Inception 3/1/02	7.50	14.64	7.06
Class R Shares – Inception 3/1/07	6.92	14.09	5.65	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.20%; Class B and C shares is 1.95%; Class I shares is 0.95%; Class R shares is 1.45%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The BofA Merrill Lynch US High Yield BB-B Constrained index tracks the performance of BB and B rated high yield bonds.

2	The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

52	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2013, the Fund posted a gain of 4.71% (Class A shares at net asset value), versus a loss of 1.45% for the Barclays U.S. Government/Credit Bond Index and a 0.04% gain for the Citigroup 30-Day U.S. Treasury Bill Index.

The Fund’s two primary investment strategies, covered calls and convertible arbitrage, contributed to performance. The Fund maintained its low beta and correlation against several indexes and asset classes - the hallmarks of an effective alternative investing strategy - throughout the period.

Since its inception on September 4, 1990, the Fund has returned 6.87% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index has gained 6.74%, while the Citigroup 30-Day U.S. Treasury Bill Index has earned 2.94%.

How did the Fund’s strategies on the whole contribute to performance?

The Fund’s covered call and convertible arbitrage strategies both contributed positively to performance during the 12-month period. The rising equity market and falling volatility during the period was especially favorable to the covered call strategy, which outperformed convertible arbitrage. The Fund’s opportunistic allocations generated mixed results, as the gold buy-write strategy held back returns, while the beta-neutral long/short equity strategy added to performance.

How did the covered call strategy contribute?

The covered call strategy benefited from strong equity returns over the 12-month period, as reflected in the 27.18% gain for the S&P 500 Index. While calls written approximately 3-5% out of the money capped much of the upside performance of the equity basket, the strategy also benefited from premiums collected on the written calls.

How did convertible arbitrage contribute to returns?

The convertible arbitrage strategy was a positive contributor to Fund returns, benefiting as well from the rising equity market during the period. The U.S. convertible market advanced, while credit spreads also tightened and helped support the bond portion of the convertibles. The low interest rate environment and an overall decline in volatility provided headwinds to the strategy, however. Stocks sold short in the Fund received no interest on their cash proceeds thanks to the near-zero Federal Funds rate, while the overall volatility trend in the S&P Volatility Index (VIX) was lower, even as “volatility in volatility” was observed in the markets.

How did opportunistic strategies contribute to returns?

There were two opportunistic allocations utilized within the Fund during the reporting period, in aggregate reflecting no more than a 3% allocation.

FUND PROFILE

¡

During the period the Market Neutral Income Fund re-opened to new accounts as issuance trends in the convertible markets turned decidedly more positive, providing a wider array of opportunities for the Fund’s convertible arbitrage strategy.

¡

The Fund employs multiple investment strategies that all respond differently to volatility to achieve its investment objectives, including primarily covered call writing and convertible arbitrage, along with an opportunistic sleeve.

¡

The Fund has a more than 20-year history capitalizing on over three decades of firm experience in the convertible arena, and features a low correlation to most fixed income benchmarks, as well as risk characteristics that remain well below most equity and fixed income benchmarks.

¡	The Fund may provide potential diversification, in particular against traditional fixed income allocations.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

www.calamos.com	53

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS
Information Technology	21.1%
Consumer Discretionary	13.5
Financials	13.5
Health Care	13.3
Energy	9.2
Industrials	8.6
Consumer Staples	6.4
Materials	3.8
Utilities	1.6
Telecommunication Services	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

At the beginning of the reporting period, the Fund was invested in a buy-write strategy centered on the gold ETF. This strategy was pursued as a means of reducing the overall correlation and beta that the covered call sleeve had relative to the S&P 500 Index, given that gold has a low correlation to the S&P 500 Index and there was minimal option skew in the trade. The investment thesis behind the position stemmed from our expectations that gold, as a store of value, would have a strong negative correlation with a swift downside equity market and a positive response to any inflationary (dollar devaluing) pressures stemming from the Federal Reserve’s quantitative easing activities and U.S. Congressional deficit spending. As data in April pointing to a stronger U.S. dollar and a lower risk of inflationary pressure challenged this thesis, we closed the position.

We introduced a beta-neutral long/short equity strategy into the Fund in early January. The strategy seeks to minimize market risk by taking long positions in an economic sector or industry while simultaneously utilizing short positions in the same sector or industry. During the reporting period, this strategy was supportive not just from the perspective of a positive return, but by its ability to deliver that return with a very low beta. The low beta and correlation that this strategy has to the S&P 500 Index has been a helpful tool in our management of the Fund’s overall risk attributes.

Did the allocations to the various strategies change over the period?

At the beginning of the 12-month period, covered call writing reflected 50.5% of the portfolio, while convertible arbitrage made up 49.5%. By the close of the period, the weighting was 45.6% to covered calls, 51.6% to convertible arbitrage and a 2.8% opportunistic portion. The allocation shows a slight increase to the convertible arbitrage strategy during the period, which was a reflection of our view that convertible arbitrage is slightly more desirable in the wake of below-normal volatility.

Do you have any closing thoughts for Fund shareholders?

We believe the Fund is well positioned given our use of multiple strategies to manage risk and earn income through market cycles. As the strategies it utilizes derive benefits from volatility, we expect this environment to be positive for the Fund. Convertible arbitrage should benefit from continued “volatility in volatility” within the markets, as this type of situation provides several hedge rebalancing opportunities that will be supportive to the Fund. Spikes in volatility may also provide opportunities to capture higher call premiums in the Fund’s call-writing activities.

54	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	55

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/13

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	4.71%	6.36%	3.54%
With Sales Charge	-0.25	5.33	3.04
Class B Shares – Inception 9/11/00
Without Sales Charge	3.98	5.57	2.92
With Sales Charge	-1.02	5.25	2.92
Class C Shares – Inception 2/16/00
Without Sales Charge	3.93	5.57	2.77
With Sales Charge	2.93	5.57	2.77
Class I Shares – Inception 5/10/00	5.01	6.63	3.82
Class R Shares – Inception 3/1/07	4.47	6.10	2.93	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/13, the Fund’s gross expense ratio for Class A shares is 1.18%; Class B and C shares is 1.93%; Class I shares is 0.93%; Class R shares is 1.43%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

56	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund

CALAMOS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching a long/short equity fund?

Increasingly, investors are seeking out liquid alternative strategies to enhance their asset allocations. Calamos introduced its first liquid alternative strategy in 1990, and our decision to launch this Fund reflects a continuation of our presence in this space.

We believe the Long/Short Fund is a natural extension of our fundamental research capabilities. The team employs a bottom-up fundamental long/short equity investment approach with an enduring/eroding research lens that seeks investment opportunities where there is an unappreciated positive or negative change in market size, market share or structural profitability, among other factors. The Fund focuses on identifying individual alpha-producing long and short ideas, and invests primarily in mid and large cap U.S. companies.

How has the Fund performed?

Since its inception on June 3, 2013, the Fund returned 2.80% (Class A shares at net asset value; -2.10%, load-adjusted). For the same period, the S&P 500 Index returned 7.95% while the HFRI Equity Hedge Index gained 4.38%.

We believe alternative funds are best utilized within asset allocations over economic cycles and encourage investors to evaluate performance over longer time periods. Over a full market cycle, long/short strategies have proven to provide equity-like returns with the potential for lower volatility versus long-only funds, while also offering lower correlation to the stock market and traditional assets than long-only strategies. In simplest terms, long/short funds seek participation in upside markets while potentially providing downside protection. Given the Fund’s short track record, it has not yet had the opportunity to demonstrate these long-term attributes.

What factors influenced performance over the period?

We believe the Fund has generated a respectable risk-adjusted return, given its overall exposures since inception.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 6/2/13, the Fund’s gross expense ratio for Class A shares is 3.33%.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

FUND PROFILE

¡	The Long/Short Fund was launched on June 3, 2013.

¡

The Fund invests long or short primarily in U.S. equity securities with diversified exposure primarily to the technology, media, telecommunications, consumer, health care, financials and industrials/commodities sectors.

¡

The Fund employs industry analysis of the entire supply chain by experienced sector analysts with extensive relationships in the specific industries they cover, and a team that works together to assess ideas and participate in systematic portfolio construction.

¡

The Long/Short Fund may be suitable for investors seeking to diversify a portfolio with an alternative investment, while offering the opportunity to extend the investment universe to include short equity holdings.

FUND NASDAQ SYMBOLS
A Shares	CALSX
C Shares	CCLSX
I Shares	CILSX
R Shares	CRLSX

FUND CUSIP NUMBERS
A Shares	128120607
C Shares	128120706
I Shares	128120805
R Shares	128120888

www.calamos.com	57

Calamos Long/Short Fund

SECTOR WEIGHTINGS
Consumer Discretionary	18.5%
Health Care	16.9
Information Technology	12.4
Financials	10.2
Energy	6.7
Telecommunication Services	4.1
Consumer Staples	3.1
Industrials	2.4
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

While we are always cognizant of macro and sector themes, our view and approach to investing is centered on high-conviction, bottom-up idea generation with the Fund’s overall exposures and performance largely being a product of the individual investments. Given this focus, the Fund tends to do best during periods of low correlation amongst stocks. While correlations in general have significantly decreased since 2011, markets have still been driven by macro factors. Over the long term we believe our bottom-up approach will be rewarded by producing attractive returns for our investors.

During the period, stock selection was rewarded on the long side of the portfolio, while alpha generation on the short side was more difficult in a market environment where the S&P 500 Index was up over 25% since the beginning of 2013. For example, we witnessed several occasions during the period where our short thesis played out as expected, such as when a company missed earnings but the market shrugged off the fundamental news. In many cases, the environment has not permitted us to be rewarded for our short ideas. In this market environment we expect our short book to be something of a detractor but over time, as macro factors become less relevant compared to fundamentals, we expect to generate more alpha on both sides of the portfolio.

In terms of specific sector performance, positions in the information technology and consumer staples sectors contributed positively to returns during the period, while investments in the industrials and consumer discretionary sectors proved less beneficial.

How is the Fund positioned?

Gross exposure equals long exposure plus the absolute value of short exposure, while net exposure is the difference between the Fund’s long and short exposures. Average gross and net exposures as of October 31, 2013 were 108% and 53%, respectively, which are levels at the lower end of the guidelines we use to manage the Fund. As a whole, major markets have done well in 2013. As macro factors and correlations decrease, we believe the environment for picking stocks will improve, creating further opportunities for the Fund.

The Fund’s technology, media and telecommunication exposures were at relatively low levels at the June launch. We have steadily increased these exposures since the Fund’s inception, which is attributable to the team’s bottom-up idea generation and our overall optimistic view on the market. We continue to focus the Fund’s efforts on our highest conviction, core ideas.

Do you have any closing thoughts for Fund shareholders?

Our outlook for our approach to long/short equity is optimistic, and we believe the merits of a long/short equity fund such as this may be particularly pronounced during periods of dramatic market moves, when they may be able to potentially preserve capital. Given our investment philosophy, we see increased opportunities for the Fund as correlations continue to decrease. We believe as markets normalize we will be able to generate more alpha on both the long and short sides of the portfolio, and we think the Fund will stand as a good option for investors seeking to diversify their portfolio with an alternative investment.

58	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

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Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2013 to October 31, 2013, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2013 to October 31, 2013, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

60	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2013 and held through October 31, 2013.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.39	$10.36	$10.31	$5.09	$7.75
Actual – Ending Balance	$1,079.50	$1,075.30	$1,075.80	$1,081.00	$1,078.20

Hypothetical Expenses per $1,000*	$6.21	$10.06	$10.01	$4.94	$7.53
Hypothetical – Ending Value	$1,019.05	$1,015.22	$1,015.27	$1,020.32	$1,017.74

Annualized expense ratio	1.22%	1.98%	1.97%	0.97%	1.48%
CALAMOS VALUE FUND
Actual Expenses per $1,000*	$6.14	$10.13	$10.13	$4.81	$7.48
Actual – Ending Balance	$1,119.40	$1,115.70	$1,114.70	$1,121.00	$1,118.60

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$4.58	$7.12
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.15

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$6.35	$10.47	$10.47	$4.97	$7.72
Actual – Ending Balance	$1,190.20	$1,185.90	$1,185.90	$1,191.50	$1,188.60

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$4.58	$7.12
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.15

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$8.19	$12.26	$12.26	$6.83	$9.54
Actual – Ending Balance	$1,165.70	$1,161.00	$1,161.00	$1,166.90	$1,163.50

Hypothetical Expenses per $1,000*	$7.63	$11.42	$11.42	$6.36	$8.89
Hypothetical – Ending Value	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000†**	$3.28	—	$5.09	$2.67	$3.88
Actual – Ending Balance	$1,036.00	—	$1,034.00	$1,037.00	$1,035.00

Hypothetical Expenses per $1,000†**	$3.23	—	$5.02	$2.63	$3.83
Hypothetical – Ending Value	$1,008.70	—	$1,006.91	$1,009.30	$1,008.10

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%
CALAMOS MID CAP GROWTH FUND
Actual Expenses per $1,000†**	$3.07	—	$4.91	$2.46	$3.69
Actual – Ending Balance	$1,063.00	—	$1,061.00	$1,064.00	$1,063.00

Hypothetical Expenses per $1,000†**	$2.99	—	$4.78	$2.39	$3.59
Hypothetical – Ending Value	$1,008.94	—	$1,007.15	$1,009.53	$1,008.34

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.26	$11.13	$11.13	$5.97	$8.55
Actual – Ending Balance	$1,058.30	$1,054.30	$1,053.80	$1,059.30	$1,056.80

Hypothetical Expenses per $1,000*	$7.12	$10.92	$10.92	$5.85	$8.39
Hypothetical – Ending Value	$1,018.15	$1,014.37	$1,014.37	$1,019.41	$1,016.89

Annualized expense ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%

†	August 5, 2013 (commencement of operations) through October 31, 2013.

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**	Expenses for all Fund Classes A, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 87/365.

(1)	Annualized Expense Ratios for Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, and International Growth Fund are adjusted to reflect fee waiver.

www.calamos.com	61

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2013 and held through October 31, 2013.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.64	$12.50	$12.50	$7.35	$9.93
Actual – Ending Balance	$1,052.80	$1,048.60	$1,049.40	$1,053.90	$1,051.50

Hypothetical Expenses per $1,000*	$8.49	$12.28	$12.28	$7.22	$9.75
Hypothetical – Ending Value	$1,016.79	$1,013.01	$1,013.01	$1,018.05	$1,015.53

Annualized expense ratio	1.67%	2.42%	2.42%	1.42%	1.92%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.44	$11.40	$11.41	$6.11	$8.76
Actual – Ending Balance	$1,108.10	$1,103.60	$1,104.60	$1,109.40	$1,106.50

Hypothetical Expenses per $1,000*	$7.12	$10.92	$10.92	$5.85	$8.39
Hypothetical – Ending Value	$1,018.15	$1,014.37	$1,014.37	$1,019.41	$1,016.89

Annualized expense ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.74	$7.05	$9.67	$4.43	$7.05
Actual – Ending Balance	$1,089.70	$1,088.60	$1,085.90	$1,091.20	$1,088.40

Hypothetical Expenses per $1,000*	$5.55	$6.82	$9.35	$4.28	$6.82
Hypothetical – Ending Value	$1,019.71	$1,018.45	$1,015.93	$1,020.97	$1,018.45

Annualized expense ratio	1.09%	1.34%	1.84%	0.84%	1.34%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.43	$11.37	$11.36	$6.06	$8.74
Actual – Ending Balance	$1,089.70	$1,088.60	$1,085.90	$1,091.20	$1,088.40

Hypothetical Expenses per $1,000*	$7.17	$10.97	$10.97	$5.85	$8.44
Hypothetical – Ending Value	$1,018.10	$1,014.32	$1,014.32	$1,019.41	$1,016.84

Annualized expense ratio	1.41%	2.16%	2.16%	1.15%	1.66%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.77	$9.68	$9.68	$4.46	$7.07
Actual – Ending Balance	$1,079.50	$1,075.30	$1,075.80	$1,081.00	$1,078.20

Hypothetical Expenses per $1,000*	$5.60	$9.40	$9.40	$4.33	$6.87
Hypothetical – Ending Value	$1,019.66	$1,015.88	$1,015.88	$1,020.92	$1,018.40

Annualized expense ratio	1.10%	1.85%	1.85%	0.85%	1.35%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.53	$8.28	$8.29	$3.27	$5.78
Actual – Ending Balance	$995.40	$991.70	$992.60	$997.60	$994.20

Hypothetical Expenses per $1,000*	$4.58	$8.39	$8.39	$3.31	$5.85
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,016.89	$1,021.93	$1,019.41

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%

†	June 3, 2013 (commencement of operations) through October 31, 2013.

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**	Expenses for all Fund Classes A, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365.

(1)	Annualized Expense Ratios for Global Equity Fund, Total Return Bond Fund and Long/Short Fund are adjusted to reflect fee waiver.

62	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2013 and held through October 31, 2013.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$5.97	$9.74	$9.74	$4.70	$7.22
Actual – Ending Balance	$1,005.70	$1,001.50	$1,001.60	$1,007.00	$1,004.40

Hypothetical Expenses per $1,000*	$6.01	$9.80	$9.80	$4.74	$7.27
Hypothetical – Ending Value	$1,019.26	$1,015.48	$1,015.48	$1,020.52	$1,018.00

Annualized expense ratio	1.18%	1.93%	1.93%	0.93%	1.43%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.12	$9.93	$9.92	$4.85	$7.39
Actual – Ending Balance	$1,022.50	$1,019.40	$1,019.20	$1,024.80	$1,022.30

Hypothetical Expenses per $1,000*	$6.11	$9.91	$9.91	$4.84	$7.38
Hypothetical – Ending Value	$1,019.16	$1,015.37	$1,015.37	$1,020.42	$1,017.90

Annualized expense ratio(2)	1.20%	1.95%	1.95%	0.95%	1.45%
CALAMOS LONG/SHORT FUND
Actual Expenses per $1,000†**	$10.08	—	$13.02	$8.71	$10.83
Actual – Ending Balance	$1,028.00	—	$1,024.00	$1,029.00	$1,027.00

Hypothetical Expenses per $1,000†**	$10.00	—	$12.91	$8.64	$10.74
Hypothetical – Ending Value	$1,010.60	—	$1,007.68	$1,011.96	$1,009.86

Annualized expense ratio(1)(2)	2.42%	—	3.13%	2.09%	2.60%

†	June 3, 2013 (commencement of operations) through October 31, 2013.

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**	Expenses for all Fund Classes A, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365.

(1)	Annualized Expense Ratios for Global Equity Fund, Total Return Bond Fund and Long/Short Fund are adjusted to reflect fee waiver.

(2)	Includes 0.14% and 0.35% related to dividend expense on short positions for Market Neutral Income Fund and Long/Short Fund, respectively.

www.calamos.com	63

Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.9%)
		Consumer Discretionary (27.2%)
462,000		Amazon.com, Inc.#~	$168,181,860
435,000		Bed Bath & Beyond, Inc.#~	33,634,200
330,000		BorgWarner, Inc.	34,032,900
192,271	CHF	Compagnie Financière Richemont, SA	19,659,660
400,000		Conn’s, Inc.#	24,176,000
380,000		Ctrip.com International, Ltd.#	20,615,000
2,150,000		D.R. Horton, Inc.	40,742,500
447,048		Deckers Outdoor Corp.#	30,770,314
535,000		Delphi Automotive, PLC	30,602,000
342,000		Domino’s Pizza, Inc.	22,934,520
602,000		Home Depot, Inc.	46,889,780
943,000		Las Vegas Sands Corp.	66,217,460
335,000		Lear Corp.	25,925,650
1,478,000		Michael Kors Holdings, Ltd.#	113,732,100
177,000		Mohawk Industries, Inc.#	23,438,340
488,000		Nike, Inc. - Class B	36,970,880
212,000		Panera Bread Company - Class A#	33,479,040
166,000		Polaris Industries, Inc.	21,737,700
460,000		Potbelly Corp.#	12,420,000
84,100		Priceline.com, Inc.#	88,627,103
179,000		PVH Corp.	22,298,030
17,300,000		Sirius XM Radio, Inc.	65,221,000
568,000		Starbucks Corp.	46,036,400
36,400	CHF	Swatch Group, AG	23,248,366
282,000		Tupperware Brands Corp.	25,281,300
319,000		Under Armour, Inc.#	25,886,850
875,000		Urban Outfitters, Inc.#	33,145,000
148,000		Whirlpool Corp.	21,609,480
974,000		Williams-Sonoma, Inc.	51,076,560

			1,208,589,993

		Consumer Staples (3.8%)
570,000		Coca-Cola Company~	22,554,900
1,105,500		Flowers Foods, Inc.	28,013,370
1,890,000		Lorillard, Inc.	96,408,900
700,000		Mondelez International, Inc.	23,548,000

			170,525,170

		Energy (5.4%)
31,658		Antero Resources Corp.#	1,788,360
905,000		Continental Resources, Inc.#	103,079,500
308,875		EOG Resources, Inc.	55,103,300
363,000		EPL Oil & Gas, Inc.#	11,572,440
735,000		Schlumberger, Ltd.	68,884,200

			240,427,800

NUMBER OF SHARES		VALUE

	Financials (5.5%)
365,466	American Express Company~	$29,895,119
1,600,000	Blackstone Group, LP	42,048,000
865,000	Citigroup, Inc.	42,194,700
400,000	JPMorgan Chase & Company	20,616,000
375,000	Lazard, Ltd.	14,493,750
262,000	SVB Financial Group#	25,094,360
324,000	T. Rowe Price Group, Inc.	25,080,840
1,015,000	Wells Fargo & Company	43,330,350
10,444	WisdomTree Investments, Inc.#	145,171

		242,898,290

	Health Care (13.4%)
118,500	Biogen Idec, Inc.#	28,936,515
550,932	Celgene Corp.#	81,807,893
2,138,000	Cerner Corp.#	119,792,140
335,000	Covance, Inc.#	29,902,100
1,288,900	Gilead Sciences, Inc.#~	91,499,011
275,000	Illumina, Inc.#	25,715,250
410,000	Insulet Corp.#	15,998,200
632,000	Jazz Pharmaceuticals, PLC#	57,347,680
150,000	Medidata Solutions, Inc.#	16,546,500
765,000	Mylan, Inc.#	28,970,550
460,000	Pacira Pharmaceuticals, Inc.#	23,234,600
257,000	Regeneron Pharmaceuticals, Inc.#	73,913,200

		593,663,639

	Industrials (14.0%)
150,000	Allegiant Travel Company	15,640,500
345,000	B/E Aerospace, Inc.#	28,000,200
1,294,000	Chicago Bridge & Iron Company, NV	95,872,460
729,000	Dover Corp.	66,914,910
1,054,000	Eaton Corp., PLC	74,370,240
825,000	Fortune Brands Home & Security, Inc.	35,541,000
1,865,000	Hertz Global Holdings, Inc.#	42,820,400
510,000	Jacobs Engineering Group, Inc.#	31,018,200
335,000	Kansas City Southern	40,709,200
150,000	Manpowergroup, Inc.	11,715,000
380,000	Rockwell Automation, Inc.	41,955,800
652,677	Spirit Airlines, Inc.#	28,163,013
330,000	Union Pacific Corp.	49,962,000
567,000	United Technologies Corp.	60,243,750

		622,926,673

	Information Technology (29.2%)
858,000	Accenture, PLC - Class A	63,063,000
406,600	Apple, Inc.	212,387,510
330,000	CommVault Systems, Inc.#	25,766,400
190,000	Cree, Inc.#	11,542,500

64	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
1,126,700		eBay, Inc.#	$59,388,357
2,078,000		Facebook, Inc.#	104,440,280
200,000		FleetCor Technologies, Inc.#	23,070,000
458,000		FleetMatics Group, PLC#	14,541,500
191,600		Google, Inc.#	197,459,128
368,000		LinkedIn Corp. - Class A#	82,310,560
189,000		MasterCard, Inc. - Class A	135,531,900
692,000		Palo Alto Networks, Inc.#	29,174,720
637,000		QUALCOMM, Inc.	44,252,390
735,000		Salesforce.com, Inc.#	39,219,600
658,200		SanDisk Corp.	45,744,900
235,000		ServiceNow, Inc.#	12,833,350
381,000		Splunk, Inc.#	23,892,510
2,367,700		Taiwan Semiconductor Manufacturing Company, Ltd.	43,589,357
1,360,000	HKD	Tencent Holdings, Ltd.	74,161,386
260,000		VMware, Inc. - Class A#	21,132,800
137,000		Workday, Inc.#	10,257,190
675,000		Yahoo!, Inc.#	22,227,750

			1,295,987,088

		Materials (0.4%)
242,000		Eastman Chemical Company	19,067,180

		TOTAL COMMON STOCKS (Cost $3,160,055,691)	4,394,085,833

SHORT TERM INVESTMENT (0.7%)
29,199,898		Fidelity Prime Money Market Fund - Institutional Class (Cost $29,199,898)	29,199,898

TOTAL INVESTMENTS (99.6%) (Cost $3,189,255,589)			4,423,285,731

OTHER ASSETS, LESS LIABILITIES (0.4%)			17,867,100

NET ASSETS (100.0%)			$4,441,152,831

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Hong Kong Dollar	01/16/14	532,772,000	$68,730,340	$(9,020)
Northern Trust Company	New Taiwan Dollar	01/16/14	1,322,208,000	45,077,578	219,031
UBS AG	Swiss Franc	01/16/14	36,250,000	$39,976,149	(120,224)

					$89,787

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	New Taiwan Dollar	01/16/14	84,962,000	$2,896,580	$(8,972)

					$(8,972)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $565,352.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	65

Value Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
Common Stocks (95.6%)
		Consumer Discretionary (18.5%)
25,535		Carter’s, Inc.	$1,765,745
30,100		CBS Corp. - Class B	1,780,114
49,745		Comcast Corp. - Class A~	2,366,867
36,085		Las Vegas Sands Corp.	2,533,889
67,475		Lions Gate Entertainment Corp.#	2,333,285
29,800		Scripps Networks Interactive, Inc. - Class A	2,398,900
70,660		Tile Shop Holdings, Inc.#	1,577,838
42,315		Time Warner, Inc.	2,908,733
15,495		Wynn Resorts, Ltd.	2,576,044

			20,241,415

		Consumer Staples (9.4%)
40,500	GBP	Diageo, PLC	1,291,037
16,700		Diageo, PLC	2,130,753
36,800		Procter & Gamble Company	2,971,600
194,055		WhiteWave Foods Company#	3,883,041

			10,276,431

		Energy (14.4%)
17,200		Anadarko Petroleum Corp.	1,638,988
30,070		Chevron Corp.	3,607,197
41,400		Exxon Mobil Corp.	3,710,268
34,850		Kinder Morgan Energy Partners, LP	2,812,395
15,555		National Oilwell Varco, Inc.	1,262,755
33,330		Noble Corp.	1,256,541
32,095		Seadrill, Ltd.	1,496,269

			15,784,413

		Financials (26.0%)
100,110		AllianceBernstein Holding, LP	2,224,444
36,265		American International Group, Inc.	1,873,087
25,521		Berkshire Hathaway, Inc. - Class B#	2,936,957
61,300		Citigroup, Inc.	2,990,214
17,475		Goldman Sachs Group, Inc.	2,811,028
69,325		Invesco, Ltd.	2,339,719
58,855		JPMorgan Chase & Company~	3,033,387
77,950		KKR & Co., LP	1,711,003
79,680		SLM Corp.	2,021,482
25,415		US Bancorp/MN~	949,504
61,750		Wells Fargo & Company	2,636,107
99,520		Weyerhaeuser Company	3,025,408

			28,552,340

		Health Care (8.2%)
37,010		Covidien, PLC	2,372,711
48,925		Merck & Company, Inc.	2,206,028
75,721		Pfizer, Inc.	2,323,120
48,850		Quintiles Transnational Holdings, Inc.#	2,051,212

			8,953,071

NUMBER OF SHARES		VALUE

	Industrials (12.7%)
29,880	Caterpillar, Inc.	$2,490,797
119,620	General Electric Company	3,126,867
24,135	Raytheon Company	1,988,000
54,965	URS Corp.	2,980,202
97,320	Xylem, Inc.	3,357,540

		13,943,406

	Information Technology (1.4%)
62,430	Intel Corp.	1,525,165

	Materials (5.0%)
44,025	Albemarle Corp.	2,914,015
70,340	Freeport-McMoRan Copper & Gold, Inc.	2,585,698

		5,499,713

	TOTAL COMMON STOCKS (Cost $94,383,345)	104,775,954

SHORT TERM INVESTMENT (6.5%)
7,051,841	Fidelity Prime Money Market Fund - Institutional Class (Cost $7,051,841)	7,051,841

TOTAL INVESTMENTS (102.1%) (Cost $101,435,186)		111,827,795

LIABILITIES, LESS OTHER ASSETS (-2.1%)		(2,255,425)

NET ASSETS (100.0%)		$109,572,370

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%)#
	Consumer Discretionary (-0.1%)
345	Carter’s, Inc. Put, 11/16/13, Strike $67.50	(19,838)
500	Home Depot, Inc. Put, 11/08/13, Strike $78.00	(41,500)

	TOTAL WRITTEN OPTIONS (Premium $81,712)	(61,338)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,269,341.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

66	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Focus Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
COMMON STOCKS (95.9%)
	Consumer Discretionary (22.6%)
10,365	Amazon.com, Inc.#	$3,773,171
9,150	BorgWarner, Inc.	943,640
76,000	D.R. Horton, Inc.	1,440,200
10,362	Deckers Outdoor Corp.#	713,216
16,250	Home Depot, Inc.	1,265,712
24,900	Michael Kors Holdings, Ltd.#	1,916,055
23,250	Nike, Inc. - Class B	1,761,420
2,035	Priceline.com, Inc.#	2,144,544
12,400	Starbucks Corp.~	1,005,020

		14,962,978

	Consumer Staples (4.4%)
28,450	Coca-Cola Company~	1,125,767
35,350	Lorillard, Inc.	1,803,203

		2,928,970

	Energy (5.3%)
15,600	Continental Resources, Inc.#	1,776,840
18,700	Schlumberger, Ltd.	1,752,564

		3,529,404

	Financials (8.7%)
64,000	Blackstone Group, LP	1,681,920
28,750	Citigroup, Inc.	1,402,425
22,200	Franklin Resources, Inc.	1,195,692
34,000	Wells Fargo & Company	1,451,460

		5,731,497

	Health Care (12.9%)
12,200	Celgene Corp.#	1,811,578
43,050	Cerner Corp.#	2,412,091
29,450	Gilead Sciences, Inc.#	2,090,656
27,750	Insulet Corp.#	1,082,805
10,350	Medidata Solutions, Inc.#	1,141,709

		8,538,839

	Industrials (12.0%)
23,250	Chicago Bridge & Iron Company, NV	1,722,593
7,000	Dover Corp.	642,530
19,025	Eaton Corp., PLC	1,342,404
14,900	Rockwell Automation, Inc.	1,645,109
5,600	Union Pacific Corp.	847,840
16,250	United Technologies Corp.	1,726,562

		7,927,038

	Information Technology (30.0%)
13,000	Accenture, PLC - Class A	955,500
8,500	Apple, Inc.~	4,439,975
40,600	eBay, Inc.#	2,140,026
60,550	Facebook, Inc.#	3,043,243

NUMBER OF SHARES			VALUE
3,145		Google, Inc.#	$3,241,174
8,925		LinkedIn Corp. - Class A#	1,996,255
3,635		MasterCard, Inc. - Class A	2,606,659
378,500	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,394,986

			19,817,818

		TOTAL COMMON STOCKS (Cost $46,363,422)	63,436,544

SHORT TERM INVESTMENT (4.0%)
2,638,571		Fidelity Prime Money Market Fund - Institutional Class (Cost $2,638,571)	2,638,571

TOTAL INVESTMENTS (99.9%) (Cost $49,001,993)			66,075,115

OTHER ASSETS, LESS LIABILITIES (0.1%)			81,303

NET ASSETS (100.0%)			$66,156,418

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	New Taiwan Dollar	01/16/14	36,569,000	$1,246,734	$6,058
JPMorgan Chase Bank	New Taiwan Dollar	01/16/14	2,064,000	70,367	315

					$6,373

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $595,015.

FOREIGN CURRENCY ABBREVIATIONS

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	67

Discovery Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
COMMON STOCKS (94.7%)
	Consumer Discretionary (16.3%)
12,300	AMC Networks, Inc.#	$862,107
11,800	Conn’s, Inc.#	713,192
4,800	Expedia, Inc.	282,624
5,400	Harman International Industries, Inc.	437,508
19,300	Home Inns & Hotels Management, Inc.#	672,412
20,700	HomeAway, Inc.#	613,755
30,200	Imax Corp.#	880,330
60,200	Jamba, Inc.#	687,484
24,300	LKQ Corp.#	802,629
4,800	Lumber Liquidators Holdings, Inc.#	548,112
10,600	Monro Muffler Brake, Inc.	487,600
15,000	Sotheby’s	778,500

		7,766,253

	Consumer Staples (4.3%)
14,200	Fresh Market, Inc.#	722,922
10,800	Monster Beverage Corp.#~	618,084
9,900	TreeHouse Foods, Inc.#	725,274

		2,066,280

	Energy (5.1%)
41,300	Basic Energy Services, Inc.#	605,871
7,000	Bonanza Creek Energy, Inc.#	353,780
3,900	Dril-Quip, Inc.#	457,938
13,500	EPL Oil & Gas, Inc.#	430,380
9,900	Gulfport Energy Corp.#	581,031

		2,429,000

	Financials (6.6%)
12,225	CBOE Holdings, Inc.	592,913
31,700	FXCM, Inc.	519,563
6,800	Jones Lang LaSalle, Inc.~	647,360
13,700	Portfolio Recovery Associates, Inc.#	814,465
24,600	PrivateBancorp, Inc.	599,256

		3,173,557

	Health Care (18.8%)
27,900	Acadia Healthcare Company, Inc.#	1,209,744
23,700	Air Methods Corp.	1,036,164
6,400	BioMarin Pharmaceutical, Inc.#	402,048
29,800	Endologix, Inc.#	538,486
26,800	Envision Healthcare Holdings, Inc.#	778,540
18,000	ICON, PLC#	727,920
7,900	Jazz Pharmaceuticals, PLC#	716,846
4,050	Medidata Solutions, Inc.#	446,755
6,600	MEDNAX, Inc.#	719,532
3,800	Pharmacyclics, Inc.#	450,832
7,000	Salix Pharmaceuticals, Ltd.#	502,250

NUMBER OF SHARES		VALUE
24,300	Santarus, Inc.#	$566,919
43,300	Spectranetics Corp.#	904,537

		9,000,573

	Industrials (18.7%)
22,500	Air Lease Corp.	661,500
11,600	AO Smith Corp.	599,140
9,700	B/E Aerospace, Inc.#	787,252
11,200	Colfax Corp.#	626,752
4,750	Copa Holdings, SA	710,315
22,500	DigitalGlobe, Inc.#	715,950
7,900	Flowserve Corp.	548,813
8,700	Genesee & Wyoming, Inc. - Class A#	868,608
10,200	Manpowergroup, Inc.	796,620
29,100	Quanta Services, Inc.#	879,111
12,400	Roadrunner Transportation Systems, Inc.#	328,600
29,600	TrueBlue, Inc.#	731,120
7,700	WABCO Holdings, Inc.#	659,736

		8,913,517

	Information Technology (22.7%)
15,100	Aspen Technology, Inc.#	577,273
23,100	Ciena Corp.#	537,537
4,625	Equinix, Inc.#	746,845
23,400	FleetMatics Group, PLC#	742,950
16,200	FLIR Systems, Inc.	461,376
39,750	Fortinet, Inc.#	799,372
31,775	Infinera Corp.#	324,423
21,100	Inphi Corp.#	311,014
29,200	InterXion Holding, NV#	655,832
12,300	IPG Photonics Corp.	815,121
49,700	JDS Uniphase Corp.#	650,573
10,000	MAXIMUS, Inc.	484,500
11,000	NetEase, Inc.	742,610
70,900	SunEdison, Inc.#	659,370
13,800	Synchronoss Technologies, Inc.#	477,756
13,400	Teradata Corp.#	590,538
28,550	TIBCO Software, Inc.#	701,188
3,525	Ultimate Software Group, Inc.#	544,542

		10,822,820

	Materials (2.2%)
20,825	Flotek Industries, Inc.#	445,239
19,500	PolyOne Corp.	590,850

		1,036,089

	TOTAL COMMON STOCKS (Cost $42,452,642)	45,208,089

68	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.5%)
1,680,074	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,680,074)	$1,680,074

TOTAL INVESTMENTS (98.2%) (Cost $44,132,716)		46,888,163

OTHER ASSETS, LESS LIABILITIES (1.8%)		871,331

NET ASSETS (100.0%)		$47,759,494

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $553,040.

See accompanying Notes to Financial Statements	www.calamos.com	69

Dividend Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
COMMON STOCKS (93.1%)
	Consumer Discretionary (14.1%)
13,315	Comcast Corp. - Class A	$633,528
13,245	Home Depot, Inc.	1,031,653
10,180	Las Vegas Sands Corp.	714,840
7,535	McDonald’s Corp.	727,278
13,835	Time Warner, Inc.	951,018
4,290	Wynn Resorts, Ltd.~	713,212

		4,771,529

	Consumer Staples (4.7%)
5,815	Diageo, PLC	741,936
10,610	Procter & Gamble Company	856,757

		1,598,693

	Energy (14.6%)
6,400	Chevron Corp.	767,744
9,870	Enterprise Products Partners, LP	624,574
8,495	Exxon Mobil Corp.~	761,322
10,060	Kinder Morgan Energy Partners, LP	811,842
20,930	Noble Corp.	789,061
11,510	Plains All American Pipeline, LP	589,542
11,700	Williams Partners, LP~	601,614

		4,945,699

	Financials (35.0%)
30,455	AllianceBernstein Holding, LP	676,710
12,720	American International Group, Inc.	656,988
21,070	Apollo Global Management, LLC	679,718
31,630	Blackstone Group, LP	831,236
14,415	Citigroup, Inc.	703,164
46,980	Colony Financial, Inc.	950,405
187,730	Hersha Hospitality Trust	1,064,429
20,550	Invesco, Ltd.	693,563
16,985	JPMorgan Chase & Company	875,407
22,490	KKR & Co., LP	493,656
64,375	Medical Properties Trust, Inc.	839,450
4,005	Och-Ziff Capital Management Group, LLC - Class A	50,022
43,240	Senior Housing Properties Trust	1,065,434
23,560	SLM Corp.	597,717
11,880	US Bancorp/MN	443,837
10,361	Wells Fargo & Company~	442,311
26,305	Weyerhaeuser Company	799,672

		11,863,719

	Health Care (7.3%)
4,955	Johnson & Johnson	458,882
14,765	Merck & Company, Inc.	665,754
25,294	Pfizer, Inc.	776,020

NUMBER OF SHARES		VALUE
13,225	Quintiles Transnational Holdings, Inc.#	$555,318

		2,455,974

	Industrials (7.8%)
8,450	Caterpillar, Inc.~	704,392
33,560	General Electric Company	877,258
6,575	Raytheon Company	541,583
14,675	Xylem, Inc.	506,288

		2,629,521

	Information Technology (5.1%)
1,315	Apple, Inc.	686,890
11,000	eBay, Inc.#	579,810
18,975	Intel Corp.	463,559

		1,730,259

	Materials (2.6%)
24,155	Freeport-McMoRan Copper & Gold, Inc.	887,938

	Telecommunication Services (1.9%)
17,810	Vodafone Group, PLC~	655,764

	TOTAL COMMON STOCKS (Cost $29,750,413)	31,539,096

SHORT TERM INVESTMENT (12.6%)
4,254,795	Fidelity Prime Money Market Fund -Institutional Class (Cost $4,254,795)	4,254,795

TOTAL INVESTMENTS (105.7%) (Cost $34,005,208)		35,793,891

LIABILITIES, LESS OTHER ASSETS (-5.7%)		(1,929,072)

NET ASSETS (100.0%)		$33,864,819

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $546,795.

#	Non-income producing security.

70	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Mid Cap Growth Fund     Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
Common Stocks (72.0%)
	Consumer Discretionary (19.8%)
270	AutoZone, Inc.#	$117,366
4,000	Bed Bath & Beyond, Inc.#~	309,280
1,500	BorgWarner, Inc.	154,695
2,600	Conn’s, Inc.#	157,144
2,900	Ctrip.com International, Ltd.#	157,325
6,000	D.R. Horton, Inc.	113,700
3,560	Deckers Outdoor Corp.#	245,035
4,100	Delphi Automotive, PLC	234,520
1,350	Discovery Communications, Inc.#	120,042
1,150	Domino’s Pizza, Inc.~	77,119
3,000	Lear Corp.	232,170
4,600	Michael Kors Holdings, Ltd.#~	353,970
870	Mohawk Industries, Inc.#	115,205
1,230	Panera Bread Company - Class A#~	194,241
5,600	Potbelly Corp.#	151,200
1,240	PVH Corp.	154,467
1,450	Scripps Networks Interactive, Inc. - Class A	116,725
62,000	Sirius XM Radio, Inc.	233,740
925	TripAdvisor, Inc.#	76,507
1,300	Tupperware Brands Corp.~	116,545
725	Under Armour, Inc.#	58,834
4,100	Urban Outfitters, Inc.#	155,308
800	Whirlpool Corp.~	116,808
5,900	Williams-Sonoma, Inc.	309,396

		4,071,342

	Consumer Staples (3.2%)
1,175	Energizer Holdings, Inc.	115,279
4,600	Flowers Foods, Inc.	116,564
2,700	Kroger Co.	115,668
6,100	Lorillard, Inc.	311,161

		658,672

	Energy (4.8%)
40	Antero Resources Corp.#	2,260
2,200	Atwood Oceanics, Inc.#	116,886
2,600	Bonanza Creek Energy, Inc.#	131,404
3,100	Continental Resources, Inc.#	353,090
1,300	Dresser-Rand Group, Inc.#	79,001
4,800	EPL Oil & Gas, Inc.#	153,024
2,900	Oasis Petroleum, Inc.#	154,425

		990,090

	Financials (5.0%)
775	Affiliated Managers Group, Inc.#	153,016
1,850	Eaton Vance Corp.	77,349
475	Financial Engines, Inc.	26,538

NUMBER OF SHARES		VALUE
1,250	Hanover Insurance Group, Inc.	$73,175
400	IntercontinentalExchange, Inc.#	77,092
2,975	Lazard, Ltd.	114,984
9,200	Och-Ziff Capital Management Group, LLC - Class A	114,908
1,600	SVB Financial Group#	153,248
2,000	T. Rowe Price Group, Inc.	154,820
5,600	WisdomTree Investments, Inc.#	77,840

		1,022,970

	Health Care (11.6%)
8,900	Cerner Corp.#	498,667
5,000	Foundation Medicine, Inc.#	159,400
2,500	Illumina, Inc.#	233,775
9,000	Insulet Corp.#	351,180
3,050	Jazz Pharmaceuticals, PLC#	276,757
1,200	Medicines Company#	40,704
2,900	Medidata Solutions, Inc.#	319,899
2,500	Molina Healthcare, Inc.#	79,100
3,100	Mylan, Inc.#	117,397
1,575	Pacira Pharmaceuticals, Inc.#	79,553
800	Regeneron Pharmaceuticals, Inc.#	230,080

		2,386,512

	Industrials (11.3%)
1,900	B/E Aerospace, Inc.#	154,204
4,700	Chicago Bridge & Iron Company, NV	348,223
2,550	Dover Corp.	234,064
5,400	Fortune Brands Home & Security, Inc.~	232,632
8,500	Hertz Global Holdings, Inc.#	195,160
1,900	Jacobs Engineering Group, Inc.#	115,558
1,900	Kansas City Southern	230,888
2,000	Manpowergroup, Inc.	156,200
1,500	MSC Industrial Direct Company, Inc. - Class A	114,555
1,500	Proto Labs, Inc.#	125,790
1,750	Rockwell Automation, Inc.	193,218
5,083	Spirit Airlines, Inc.#	219,331

		2,319,823

	Information Technology (15.2%)
2,500	CommVault Systems, Inc.#	195,200
2,500	Cree, Inc.#	151,875
1,000	FleetCor Technologies, Inc.#	115,350
8,600	FleetMatics Group, PLC#	273,050
6,900	Hollysys Automation Technologies, Ltd.#	115,713
3,400	Infoblox, Inc.#	151,130
11,900	InvenSense, Inc.#	200,991
2,060	LinkedIn Corp. - Class A#~	460,760

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Mid Cap Growth Fund     Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
2,750	NXP Semiconductor, NV#	$115,830
3,600	Palo Alto Networks, Inc.#	151,776
3,300	SanDisk Corp.	229,350
2,885	ServiceNow, Inc.#	157,550
3,100	Splunk, Inc.#	194,401
1,625	SPS Commerce, Inc.#	110,744
2,500	Synaptics, Inc.#	116,250
2,500	Teradata Corp.#	110,175
1,200	Tyler Technologies, Inc.#	116,052
2,900	Vantiv Inc- Class A#	79,750
1,030	Workday, Inc.#	77,116

		3,123,063

	Materials (1.1%)
2,000	Eastman Chemical Company	157,580
1,250	Packaging Corp. of America	77,850

		235,430

	TOTAL COMMON STOCKS (Cost $14,567,621)	14,807,902

SHORT TERM INVESTMENT (51.1%)
10,500,013	Fidelity Prime Money Market Fund - Institutional Class (Cost $10,500,013)	10,500,013

TOTAL INVESTMENTS (123.1%) (Cost $25,067,634)		25,307,915

LIABILITIES, LESS OTHER ASSETS (-23.1%)		(4,748,218)

NET ASSETS (100.0%)		$20,559,697

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $516,000.

72	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund     Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
Common Stocks (99.8%)
		Consumer Discretionary (19.5%)
70,000	GBP	ASOS, PLC#	$6,363,475
242,000	CHF	Compagnie Financière Richemont, SA	24,744,437
207,000		Ctrip.com International, Ltd.#	11,229,750
85,000		Delphi Automotive, PLC	4,862,000
30,000	KRW	Hyundai Motor Company	7,147,315
126,000	CAD	Linamar Corp.	4,236,858
2,300,000	HKD	MGM China Holdings, Ltd.	7,930,488
315,000		Michael Kors Holdings, Ltd.#~	24,239,250
370,000	JPY	Rakuten, Inc.	4,820,967
113,700		Signet Jewelers, Ltd.	8,488,842
47,800	CHF	Swatch Group, AG	30,529,449
253,200	JPY	Toyota Motor Corp.	16,417,030
895,000	GBP	WPP, PLC	19,010,624
2,600,000	HKD	Wynn Macau, Ltd.	9,980,791

			180,001,276

		Consumer Staples (3.6%)
330,000	JPY	Asahi Group Holdings, Ltd.	8,924,690
302,100	BRL	Companhia de Bebidas das Americas	11,269,751
160,000	SEK	Swedish Match, AB	5,275,659
892,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	7,304,994

			32,775,094

		Energy (6.5%)
7,000,000	HKD	CNOOC, Ltd.	14,237,801
96,000	NOK	Fred Olsen Energy, ASA	4,034,272
272,000		Schlumberger, Ltd.~	25,491,840
153,000	EUR	Technip, SA	16,025,013

			59,788,926

		Financials (14.0%)
3,025,400	HKD	AIA Group, Ltd.	15,362,476
1,185,000	SGD	DBS Group Holdings, Ltd.	15,975,544
39,400	CAD	Fairfax Financial Holdings, Ltd.	17,193,689
325,000	CHF	GAM Holding, Ltd.#	6,072,907
675,000	MXN	Grupo Financiero Banorte SAB de CV	4,320,910
3,000,000	GBP	Henderson Group, PLC	10,297,493
870,000	GBP	HSBC Holdings, PLC	9,536,365
1,100,000	PHP	Metropolitan Bank & Trust	2,268,031
157,958	GBP	Schroders, PLC	6,519,300
925,000	SGD	Singapore Exchange, Ltd.	5,457,173
480,000	GBP	Standard Chartered, PLC	11,524,797
380,000	SEK	Svenska Handelsbanken, AB - A Shares	17,186,091
876,000	HKD	Wharf Holdings, Ltd.	7,371,770

			129,086,546

NUMBER OF SHARES			VALUE

		Health Care (14.1%)
66,000		Covidien, PLC	$4,231,260
129,000	AUD	CSL, Ltd.	8,479,802
6,972,000	MXN	Genomma Lab Internacional, SAB de CV#	18,569,200
203,000		Jazz Pharmaceuticals, PLC#	18,420,220
1,125	JPY	M3, Inc.	3,080,901
188,864	DKK	Novo Nordisk, A/S - Class B	31,455,798
662,000		QIAGEN, NV#~	15,331,920
202,400	JPY	Sawai Pharmaceutical Company, Ltd.	14,796,105
120,000	GBP	Shire, PLC	5,320,850
1,022,000	INR	Sun Pharmaceutical Industries, Ltd.	10,108,975

			129,795,031

		Industrials (12.1%)
721,000	CHF	ABB, Ltd.#	18,369,331
1,010,000	CAD	Bombardier, Inc. - Class B	4,591,570
220,400		Chicago Bridge & Iron Company, NV	16,329,436
139,600		Eaton Corp., PLC	9,850,176
89,000	ILS	Elbit Systems, Ltd.	4,750,021
335,000	GBP	Experian, PLC	6,820,135
9,100	CHF	Georg Fischer, AG#	6,268,514
590,000	HKD	Hutchison Whampoa, Ltd.	7,351,796
245,172	GBP	Kentz Corp, Ltd.	2,092,911
496,000	EUR	Koninklijke Philips, NV	17,528,995
37,000	EUR	Krones, AG	3,238,503
115,000	EUR	Safran, SA	7,332,169
90,000	EUR	Teleperformance	4,764,145
34,000	EUR	Vallourec, SA	2,023,737

			111,311,439

		Information Technology (25.0%)
421,500		Accenture, PLC - Class A	30,980,250
120,000		Avago Technologies, Ltd.	5,451,600
206,250	GBP	Aveva Group, PLC	8,545,848
63,000	CAD	Constellation Software, Inc.	11,476,737
44,000	EUR	Dassault Systemes, SA	5,345,367
1,465,000	SEK	LM Ericsson Telephone Company	17,523,183
1,450,000	TWD	MediaTek, Inc.	19,824,312
120,000		Nice-Systems, Ltd.~	4,701,600
103,000		NXP Semiconductor, NV#	4,338,360
3,200,000	TWD	Pegatron Corp.	4,458,788
5,300	KRW	Samsung Electronics Company, Ltd.	7,309,013
185,500	EUR	SAP, AG	14,515,781
359,000	KRW	SK Hynix, Inc.#	10,802,633
10,712,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	39,479,774
145,000	INR	Tata Consultancy Services, Ltd.	4,982,043
191,000		TE Connectivity, Ltd.	9,834,590

See accompanying Notes to Schedule of Investments	www.calamos.com	73

International Growth Fund     Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
446,000	HKD	Tencent Holdings, Ltd.	$24,320,572
1,300,000	JPY	Yahoo! Japan Corp.	6,065,433

			229,955,884

		Materials (2.7%)
900,000	GBP	Glencore Xstrata, PLC#	4,897,997
2,100,000	MXN	Grupo Mexico SAB de CV	6,655,426
62,000	EUR	Koninklijke DSM, NV	4,686,739
22,600	CHF	Syngenta, AG	9,121,737

			25,361,899

		Telecommunication Services (2.3%)
34,000	KRW	SK Telecom Company, Ltd.	7,409,288
186,000	JPY	SoftBank Corp.	13,890,277

			21,299,565

		TOTAL COMMON STOCKS (Cost $787,192,332)	919,375,660

SHORT TERM INVESTMENT (1.0%)
9,097,994		Fidelity Prime Money Market Fund - Institutional Class (Cost $9,097,994)	9,097,994

TOTAL INVESTMENTS (100.8%) (Cost $796,290,326)			928,473,654

LIABILITIES, LESS OTHER ASSETS (-0.8%)			(7,755,590)

NET ASSETS (100.0%)			$920,718,064

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $532,431.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$202,879,088	21.9%
Swiss Franc	95,106,375	10.3%
Hong Kong Dollar	93,860,688	10.1%
British Pound Sterling	90,929,795	9.8%
European Monetary Unit	75,460,449	8.1%
Japanese Yen	67,995,403	7.3%
New Taiwan Dollar	63,762,874	6.9%
Swedish Krona	39,984,933	4.3%
Canadian Dollar	37,498,854	4.0%
South Korean Won	32,668,249	3.5%
Danish Krone	31,455,798	3.4%
Mexican Peso	29,545,536	3.2%
Singapore Dollar	21,432,717	2.3%
Indian Rupee	15,091,018	1.6%
Brazilian Real	11,269,751	1.2%
Australian Dollar	8,479,802	0.9%
Israeli Shekel	4,750,021	0.5%
Norwegian Krone	4,034,272	0.4%
Philippine Peso	2,268,031	0.3%
Total Investments	$928,473,654	100.0%

Currency exposure may vary over time.

74	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (13.5%)
		Consumer Discretionary (3.0%)
10,300,000		Ctrip.com International, Ltd.* 1.250%, 10/15/18	$10,714,729
3,800,000		MGM Resorts International 4.250%, 04/15/15	4,611,167

			15,325,896

		Energy (0.9%)
		Technip, SA
2,000,000	EUR	0.250%, 01/01/17	2,928,891
1,140,000	EUR	0.500%, 01/01/16	1,500,651

			4,429,542

		Financials (1.6%)
27,000,000	HKD	Haitong International Securities Group, Ltd. 1.250%, 07/18/18	3,863,409
4,200,000		National Bank of Abu Dhabi 1.000%, 03/12/18	4,519,425

			8,382,834

		Industrials (1.0%)
4,000,000		Siemens, AG 1.050%, 08/16/17	4,545,396
400,000		SM Investments Corp. 1.625%, 02/15/17	544,542

			5,089,938

		Information Technology (3.0%)
60,000,000	TWD	Catcher Technology Company, Ltd. 0.000%, 04/27/16	2,205,620
731,000		FLEXium Interconnect, Inc. 0.000%, 07/25/16	790,267
8,600,000		Pegatron Corp. 0.000%, 02/06/17	10,153,206
1,800,000		SK Hynix, Inc. 2.650%, 05/14/15	2,099,264

			15,248,357

		Materials (3.0%)
7,500,000		Cemex SAB de CV 4.875%, 03/15/15	8,699,025
5,900,000		Glencore Finance Europe, SA 5.000%, 12/31/14	6,983,266

			15,682,291

		Telecommunication Services (1.0%)
3,100,000		SK Telecom Company, Ltd. 1.750%, 04/07/14	4,952,081

		TOTAL CONVERTIBLE BONDS (Cost $66,731,297)	69,110,939

NUMBER OF SHARES			VALUE
COMMON STOCKS (83.4%)
		Consumer Discretionary (12.6%)
1,944,971	MXN	Alsea SAB de CV	$6,052,296
69,000	CHF	Compagnie Financière Richemont, SA	7,055,232
45,000		Ctrip.com International, Ltd.#	2,441,250
165,000	BRL	Estacio Participacoes, SA	1,274,217
16,000	KRW	Hyundai Motor Company	3,811,901
896,000	HKD	MGM China Holdings, Ltd.	3,089,442
5,000,000	HKD	NagaCorp, Ltd.	4,617,228
44,000	ZAR	Naspers, Ltd.	4,118,569
665,000	HKD	Sands China, Ltd.	4,728,211
14,700	CHF	Swatch Group, AG	9,388,763
71,500	JPY	Toyota Motor Corp.	4,635,931
56,000		Tupperware Brands Corp.	5,020,400
192,000	GBP	WPP, PLC	4,078,257
1,150,000	HKD	Wynn Macau, Ltd.	4,414,581

			64,726,278

		Consumer Staples (6.6%)
1,312,500	HKD	Biostime International Holdings, Ltd.	9,935,420
227,900	BRL	Companhia de Bebidas das Americas	8,501,742
1,202,750	INR	ITC, Ltd.	6,546,421
79,000		Mondelez International, Inc.	2,657,560
5,900,000	PHP	Puregold Price Club, Inc.	6,159,841

			33,800,984

		Energy (8.1%)
48,000		Anadarko Petroleum Corp.	4,573,920
9,850,000	HKD	Anton Oilfield Services Group/ Hong Kong	6,230,068
5,350,000	HKD	CNOOC, Ltd.	10,881,748
120,000		Frank’s International, NV#	3,670,800
43,000		Occidental Petroleum Corp.	4,131,440
35,000	ZAR	Sasol, Ltd.	1,788,424
112,000		Schlumberger, Ltd.	10,496,640

			41,773,040

		Financials (17.2%)
1,946,000	HKD	AIA Group, Ltd.	9,881,463
5,000,000	IDR	Bank Rakyat Indonesia Persero Tbk PT	3,509,137
95,000		Citigroup, Inc.~	4,634,100
575,000	ZAR	Coronation Fund Managers, Ltd.	4,689,611
360,000	SGD	DBS Group Holdings, Ltd.	4,853,330
1,585,000	MXN	Grupo Financiero Banorte SAB de CV	10,146,138
1,000,000	MXN	Grupo Financiero Inbursa SAB de CV	2,576,788
270,000	INR	HDFC Bank, Ltd.	3,006,672
944,000	HKD	HSBC Holdings, PLC	10,322,451
674,000		Itau Unibanco Holding, SA	10,386,340
558,000	THB	Kasikornbank PCL	3,488,534
3,400,000	PHP	Metropolitan Bank & Trust	7,010,277

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Evolving World Growth Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
175,000	GBP	Standard Chartered, PLC	$4,201,749
559,000	TRY	Turkiye Garanti Bankasi AS	2,241,497
5,400,000	HKD	Value Partners Group, Ltd.	3,277,397
505,000	HKD	Wharf Holdings, Ltd.	4,249,707

			88,475,191

		Health Care (6.0%)
3,948,000	MXN	Genomma Lab Internacional, SAB de CV#	10,515,089
107,000		Mindray Medical International, Ltd.	4,024,270
46,931	DKK	Novo Nordisk, A/S - Class B	7,816,482
3,400,000	HKD	Sino Biopharmaceutical, Ltd.	2,403,053
600,000	INR	Sun Pharmaceutical Industries, Ltd.	5,934,819

			30,693,713

		Industrials (5.8%)
290,000	CHF	ABB, Ltd.#	7,388,497
384,000	HKD	Hutchison Whampoa, Ltd.	4,784,898
36,000		Kansas City Southern	4,374,720
238,361	GBP	Kentz Corp, Ltd.	2,034,769
137,000	EUR	Koninklijke Philips, NV	4,841,678
118,262	PHP	SM Investments Corp.	2,342,783
994,500	TRY	Turk Hava Yollari	3,877,735

			29,645,080

		Information Technology (20.5%)
21,100		Apple, Inc.~	11,021,585
410,000	TWD	Catcher Technology Company, Ltd.	2,383,792
160,000		Hollysys Automation Technologies, Ltd.#	2,683,200
1,183,000	TWD	MediaTek, Inc.	16,173,904
12,050	KRW	Samsung Electronics Company, Ltd.	16,617,662
241,000	KRW	SK Hynix, Inc.#	7,251,907
953,000	CLP	Sonda, SA	2,474,358
6,207,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	22,878,695
127,000	INR	Tata Consultancy Services, Ltd.	4,363,583
358,000	HKD	Tencent Holdings, Ltd.	19,521,894

			105,370,580

		Materials (3.5%)
450,000	GBP	Glencore Xstrata, PLC#	2,448,999
2,160,000	MXN	Grupo Mexico SAB de CV	6,845,580
10,400	CHF	Syngenta, AG	4,197,614
300,000		Vale, SA	4,803,000

			18,295,193

		Telecommunication Services (3.1%)
38,400	KRW	SK Telecom Company, Ltd.	8,368,137
101,600	JPY	SoftBank Corp.	7,587,377

			15,955,514

NUMBER OF SHARES			VALUE

		Utilities (0.0%)
66,200	PHP	Travellers International Hotel Group, Inc.#†	$17,282

		TOTAL COMMON STOCKS (Cost $384,061,266)	428,752,855

SHORT TERM INVESTMENT (4.3%)
22,321,848		Fidelity Prime Money Market Fund -Institutional Class (Cost $22,321,848)	22,321,848

TOTAL INVESTMENTS (101.2%) (Cost $473,114,411)			520,185,642

LIABILITIES, LESS OTHER ASSETS (-1.2%)			(6,372,168)

NET ASSETS (100.0%)			$513,813,474

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $585,583.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

76	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2013

CURRENCY EXPOSURE

OCTOBER 31, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$155,853,441	30.0%
Hong Kong Dollar	102,200,970	19.6%
New Taiwan Dollar	43,642,011	8.4%
Mexican Peso	36,135,891	6.9%
South Korean Won	36,049,607	6.9%
Swiss Franc	28,030,106	5.4%
Indian Rupee	19,851,495	3.8%
Philippine Peso	15,530,183	3.0%
British Pound Sterling	12,763,774	2.5%
Japanese Yen	12,223,308	2.3%
South African Rand	10,596,604	2.0%
Brazilian Real	9,775,959	1.9%
European Monetary Unit	9,271,220	1.8%
Danish Krone	7,816,482	1.5%
Turkish Lira	6,119,232	1.2%
Singapore Dollar	4,853,330	0.9%
Indonesian Rupiah	3,509,137	0.7%
Thai Baht	3,488,534	0.7%
Chilean Peso	2,474,358	0.5%
Total Investments	$520,185,642	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	77

Global Equity Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.7%)
		Consumer Discretionary (21.4%)
36,600		Amazon.com, Inc.#~	$13,323,498
53,000		Bed Bath & Beyond, Inc.#~	4,097,960
23,000		CBS Corp. - Class B	1,360,220
81,200	CHF	Compagnie Financière Richemont, SA	8,302,679
71,000		Ctrip.com International, Ltd.#	3,851,750
101,000		D.R. Horton, Inc.	1,913,950
17,000		Deckers Outdoor Corp.#	1,170,110
46,000		Delphi Automotive, PLC	2,631,200
8,000	KRW	Hyundai Motor Company	1,905,951
51,000	CAD	Linamar Corp.	1,714,919
856,000	HKD	MGM China Holdings, Ltd.	2,951,521
134,000		Michael Kors Holdings, Ltd.#	10,311,300
155,000	JPY	Rakuten, Inc.	2,019,594
33,200		Signet Jewelers, Ltd.	2,478,712
13,550	CHF	Swatch Group, AG	8,654,268
18,000		Time Warner, Inc.	1,237,320
75,000		TJX Companies, Inc.	4,559,250
76,100	JPY	Toyota Motor Corp.	4,934,186
25,000		Tupperware Brands Corp.	2,241,250
34,000		Twenty First Century Fox~	1,156,000
201,000	GBP	WPP, PLC	4,269,425
705,000	HKD	Wynn Macau, Ltd.	2,706,330

			87,791,393

		Consumer Staples (4.1%)
107,000	JPY	Asahi Group Holdings, Ltd.	2,893,763
107,000		Coca-Cola Company~	4,233,990
76,000	BRL	Companhia de Bebidas das Americas	2,835,158
93,000		Lorillard, Inc.	4,743,930
62,000		Mondelez International, Inc.	2,085,680

			16,792,521

		Energy (7.8%)
22,000		Anadarko Petroleum Corp.	2,096,380
3,105		Antero Resources Corp.#	175,402
1,960,000	HKD	CNOOC, Ltd.	3,986,584
9,000		Continental Resources, Inc.#	1,025,100
35,000		EOG Resources, Inc.	6,244,000
63,000		EPL Oil & Gas, Inc.#	2,008,440
43,000		Occidental Petroleum Corp.	4,131,440
87,800		Schlumberger, Ltd.	8,228,616
41,150	EUR	Technip, SA	4,309,995

			32,205,957

		Financials (14.5%)
1,051,400	HKD	AIA Group, Ltd.	5,338,834
120,000		Blackstone Group, LP	3,153,600
41,000		Citigroup, Inc.	1,999,980

NUMBER OF SHARES			VALUE
355,000	SGD	DBS Group Holdings, Ltd.	$4,785,922
6,000	CAD	Fairfax Financial Holdings, Ltd.	2,618,328
108,800		Franklin Resources, Inc.	5,859,968
265,000	MXN	Grupo Financiero Banorte SAB de CV	1,696,357
775,000	GBP	Henderson Group, PLC	2,660,186
360,000	GBP	HSBC Holdings, PLC	3,946,082
35,000		JPMorgan Chase & Company	1,803,900
62,832	GBP	Schroders, PLC	2,593,225
341,000	SGD	Singapore Exchange, Ltd.	2,011,780
119,000	GBP	Standard Chartered, PLC	2,857,189
24,000		SVB Financial Group#	2,298,720
98,000	SEK	Svenska Handelsbanken, AB - A Shares	4,432,203
54,900		T. Rowe Price Group, Inc.	4,249,809
52,000		Waddell & Reed Financial, Inc.	3,211,000
44,000		Wells Fargo & Company	1,878,360
234,000	HKD	Wharf Holdings, Ltd.	1,969,171

			59,364,614

		Health Care (10.1%)
30,000		Celgene Corp.#	4,454,700
81,000		Cerner Corp.#	4,538,430
1,447,000	MXN	Genomma Lab Internacional, SAB de CV#	3,853,935
97,000		Gilead Sciences, Inc.#	6,886,030
55,000		Jazz Pharmaceuticals, PLC#	4,990,700
49,000		Johnson & Johnson~	4,537,890
71,900	DKK	Novo Nordisk, A/S - Class B	11,975,134

			41,236,819

		Industrials (7.7%)
241,500	CHF	ABB, Ltd.#	6,152,834
215,000	CAD	Bombardier, Inc. - Class B	977,413
84,600		Chicago Bridge & Iron Company, NV	6,268,014
13,000		Dover Corp.	1,193,270
61,300		Eaton Corp., PLC	4,325,328
11,200		Genesee & Wyoming, Inc. - Class A#	1,118,208
165,000	HKD	Hutchison Whampoa, Ltd.	2,056,011
148,000	EUR	Koninklijke Philips, NV	5,230,426
14,000		Manpowergroup, Inc.	1,093,400
34,000	EUR	Safran, SA	2,167,772
11,000		United Technologies Corp.	1,168,750

			31,751,426

		Information Technology (31.1%)
107,300		Accenture, PLC - Class A	7,886,550
37,875		Apple, Inc.~	19,784,006
80,625	GBP	Aveva Group, PLC	3,340,650
151,000		eBay, Inc.#	7,959,210
101,000		Facebook, Inc.#	5,076,260
43,000		FleetMatics Group, PLC#	1,365,250

78	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
19,745		Google, Inc.#~	$20,348,802
33,300		LinkedIn Corp. - Class A#	7,448,211
415,000	SEK	LM Ericsson Telephone Company	4,963,905
8,600		MasterCard, Inc. - Class A	6,167,060
315,000	TWD	MediaTek, Inc.	4,306,661
94,200		QUALCOMM, Inc.	6,544,074
44,000		SanDisk Corp.	3,058,000
78,000	KRW	SK Hynix, Inc.#	2,347,090
17,000		Splunk, Inc.#	1,066,070
3,530,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	13,010,045
49,000		TE Connectivity, Ltd.	2,523,010
157,000	HKD	Tencent Holdings, Ltd.	8,561,278
24,000		VMware, Inc. - Class A#	1,950,720

			127,706,852

		Materials (1.5%)
390,000	GBP	Glencore Xstrata, PLC#	2,122,466
620,000	MXN	Grupo Mexico SAB de CV	1,964,935
4,800	CHF	Syngenta, AG	1,937,360

			6,024,761

		Telecommunication Services (1.5%)
14,000	KRW	SK Telecom Company, Ltd.	3,050,883
41,000	JPY	SoftBank Corp.	3,061,836

			6,112,719

		TOTAL COMMON STOCKS (Cost $341,547,759)	408,987,062

SHORT TERM INVESTMENT (0.6%)
2,375,994		Fidelity Prime Money Market Fund - Institutional Class (Cost $2,375,994)	2,375,994

TOTAL INVESTMENTS (100.3%) (Cost $343,923,753)			411,363,056

LIABILITIES, LESS OTHER ASSETS (-0.3%)			(1,286,857)

NET ASSETS (100.0%)			$410,076,199

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $559,440.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$243,888,772	59.3%
Hong Kong Dollar	27,569,729	6.7%
Swiss Franc	25,047,141	6.1%
British Pound Sterling	21,789,223	5.3%
New Taiwan Dollar	17,316,706	4.2%
Japanese Yen	12,909,379	3.1%
Danish Krone	11,975,134	2.9%
European Monetary Unit	11,708,193	2.8%
Swedish Krona	9,396,108	2.3%
Mexican Peso	7,515,227	1.8%
South Korean Won	7,303,924	1.8%
Singapore Dollar	6,797,702	1.7%
Canadian Dollar	5,310,660	1.3%
Brazilian Real	2,835,158	0.7%
Total Investments	$411,363,056	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	79

Growth and Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (39.3%)
		Consumer Discretionary (7.0%)
25,570,000		Ctrip.com International, Ltd.* 1.250%, 10/15/18	$26,599,576
19,970,000		Iconix Brand Group, Inc.* 1.500%, 03/15/18	25,859,353
		Jarden Corp.*
10,780,000		1.875%, 09/15/18	14,321,715
9,275,000		1.500%, 06/15/19	10,697,368
38,195,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	45,776,326
13,063,000		Liberty Media Corp.* 1.375%, 10/15/23	13,826,010
8,200,000		MGM Resorts International 4.250%, 04/15/15	9,950,413
47,500,000		Priceline.com, Inc. 1.000%, 03/15/18	63,096,387
6,000,000		Ryland Group, Inc. 1.625%, 05/15/18	8,741,880
21,504,000		Shutterfly, Inc.* 0.250%, 05/15/18	22,936,596

			241,805,624

		Consumer Staples (0.6%)
14,000,000	EUR	Marine Harvest, ASA 2.375%, 05/08/18	20,633,089

		Energy (3.0%)
13,906,500	EUR	CGG 1.750%, 01/01/16	5,364,057
5,023,000		Exterran Holdings, Inc. 4.250%, 06/15/14	6,427,054
23,500,000		Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	29,930,422
22,250,000		Hornbeck Offshore Services, Inc. 1.500%, 09/01/19	28,102,418
		Technip, SA
19,005,900	EUR	0.250%, 01/01/17	27,833,110
4,298,700	EUR	0.500%, 01/01/16	5,658,639

			103,315,700

		Financials (3.0%)
3,043,000		Amtrust Financial Services, Inc. 5.500%, 12/15/21	4,709,681
20,550,000		Ares Capital Corp. 5.750%, 02/01/16	22,170,162
9,865,000		FXCM, Inc.* 2.250%, 06/15/18	10,761,038
11,650,000	EUR	Industrivarden, AB 2.500%, 02/27/15	19,605,680
12,400,000		Leucadia National Corp. 3.750%, 04/15/14	16,655,680

PRINCIPAL AMOUNT		VALUE
9,812,000	Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	$11,362,051
17,800,000	Walter Investment Management Corp. 4.500%, 11/01/19	18,587,828

		103,852,120

	Health Care (10.3%)
	BioMarin Pharmaceutical, Inc.
9,991,000	0.750%, 10/15/18	10,368,360
8,203,000	1.500%, 10/15/20	8,507,413
	Cubist Pharmaceuticals, Inc.*
24,580,000	1.125%, 09/01/18	26,652,954
12,572,000	1.875%, 09/01/20	13,537,027
13,400,000	Gilead Sciences, Inc. 1.625%, 05/01/16	41,968,063
2,880,000	Healthways, Inc.* 1.500%, 07/01/18	2,376,375
33,500,000	Hologic, Inc.‡ 2.000%, 12/15/37	39,413,755
31,000,000	Illumina, Inc.* 0.250%, 03/15/16	38,634,990
8,100,000	Insulet Corp. 3.750%, 06/15/16	12,494,898
13,400,000	Medicines Company* 1.375%, 06/01/17	18,075,930
17,735,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	21,712,872
7,271,000	Merrimack Pharmaceuticals, Inc. 4.500%, 07/15/20	5,539,302
25,470,000	Molina Healthcare, Inc.* 1.125%, 01/15/20	25,965,901
3,725,000	Pacira Pharmaceuticals, Inc.* 3.250%, 02/01/19	7,940,229
23,500,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	30,798,160
9,635,000	Vivus, Inc.* 4.500%, 05/01/20	8,836,499
31,500,000	WellPoint, Inc.* 2.750%, 10/15/42	41,023,710

		353,846,438

	Industrials (2.6%)
25,800,000	AGCO Corp. 1.250%, 12/15/36	37,075,503
14,250,000	Air Lease Corp. 3.875%, 12/01/18	18,440,640
24,250,000	Siemens, AG 1.050%, 08/16/17	27,556,465
5,773,000	SolarCity Corp. 2.750%, 11/01/18	6,629,338

		89,701,946

	Information Technology (10.7%)
20,900,000	Concur Technologies, Inc.* 0.500%, 06/15/18	24,727,312

80	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
8,785,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	$9,947,563
16,200,000	Electronic Arts, Inc. 0.750%, 07/15/16	17,959,968
7,500,000	Infinera Corp.* 1.750%, 06/01/18	8,239,500
7,700,000	Ixia 3.000%, 12/15/15	8,558,242
17,745,000	JDS Uniphase Corp.* 0.625%, 08/15/33	18,405,558
29,000,000	Lam Research Corp. 0.500%, 05/15/16	33,703,510
17,000,000	Linear Technology Corp. 3.000%, 05/01/27	18,228,165
10,312,000	Micron Technology, Inc. 1.875%, 06/01/14	13,237,875
6,902,000	Move, Inc.* 2.750%, 09/01/18	7,951,587
20,990,000	Netsuite, Inc.* 0.250%, 06/01/18	23,279,274
33,000,000	Nuance Communications, Inc. 2.750%, 08/15/27	34,669,305
18,500,000	Salesforce.com, Inc.* 0.250%, 04/01/18	20,272,393
	SanDisk Corp.
47,000,000	1.500%, 08/15/17	69,127,600
16,400,000	0.500%, 10/15/20*	16,707,500
9,380,000	ServiceSource International, Inc.* 1.500%, 08/01/18	9,501,471
10,000,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	11,954,800
	Workday, Inc.*
14,335,000	0.750%, 07/15/18	16,211,882
4,220,000	1.500%, 07/15/20	4,897,500

		367,581,005

	Materials (2.1%)
14,500,000	Cemex SAB de CV 4.875%, 03/15/15	16,818,115
15,000,000	Glencore Finance Europe, SA 5.000%, 12/31/14	17,754,067
16,880,000	RTI International Metals, Inc. 1.625%, 10/15/19	18,262,557
17,500,000	Steel Dynamics, Inc. 5.125%, 06/15/14	19,828,550

		72,663,289

	TOTAL CONVERTIBLE BONDS (Cost $1,219,394,020)	1,353,399,211

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (6.1%)¤
Corporate Bonds (4.6%)
	Consumer Discretionary (2.2%)
	DISH Network Corp.
12,500,000	5.875%, 07/15/22	$12,820,312
10,030,000	5.125%, 05/01/20	10,167,913
23,500,000	Expedia, Inc. 5.950%, 08/15/20	25,179,545
23,000,000	L Brands, Inc. 5.625%, 02/15/22	23,747,500
3,040,000	PVH Corp. 4.500%, 12/15/22	2,907,000

		74,822,270

	Energy (1.1%)
7,904,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	8,486,920
	Oil States International, Inc.
18,369,000	6.500%, 06/01/19	19,597,427
9,140,000	5.125%, 01/15/23*	10,168,250

		38,252,597

	Financials (0.3%)
12,000,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	12,292,500

	Health Care (0.3%)
10,750,000	Endo Health Solutions, Inc. 7.000%, 07/15/19	11,502,500

	Industrials (0.3%)
9,941,000	Actuant Corp. 5.625%, 06/15/22	9,984,492

	Information Technology (0.4%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,333,137
11,415,000	Brocade Communications Systems, Inc.* 4.625%, 01/15/23	10,673,025

		13,006,162

	TOTAL CORPORATE BONDS	159,860,521

NUMBER OF CONTRACTS		VALUE

Purchased Options (1.5%)#
	Consumer Discretionary (0.4%)
4,100	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $65.00	7,585,000
3,635	Under Armour, Inc. Call, 01/17/15, Strike $62.50	8,342,325

		15,927,325

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Growth and Income Fund    Schedule of Investments October 31, 2013

NUMBER OF CONTRACTS		VALUE

	Energy (0.4%)
	Continental Resources, Inc.
1,980	Call, 01/17/15, Strike $95.00	$6,029,100
1,980	Call, 01/17/15, Strike $90.00	6,741,900

		12,771,000

	Health Care (0.1%)
544	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	4,583,200

	Information Technology (0.6%)
540	Google, Inc. Call, 01/17/15, Strike $865.00	11,167,200
785	Linkedin Corp. Call, 01/17/15, Strike $240.00	3,088,975
20,270	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/17/15, Strike $17.50	5,270,200

		19,526,375

	TOTAL PURCHASED OPTIONS	52,807,900

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $190,614,124)	212,668,421

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (9.4%)
	Energy (2.8%)
81,000	Chesapeake Energy Corp.* 5.750%	95,439,375

	Financials (1.8%)
690,000	Affiliated Managers Group, Inc. 5.150%	41,701,875
700,000	MetLife, Inc. 5.000%	20,111,000

		61,812,875

	Industrials (3.7%)
150,000	Genesee & Wyoming, Inc. 5.000%	20,189,250
1,700,000	United Technologies Corp. 7.500%	107,576,000

		127,765,250

	Telecommunication Services (0.5%)
175,000	Crown Castle International Corp. 4.500%	17,916,500

	Utilities (0.6%)
380,000	NextEra Energy, Inc. 5.889%	21,530,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $270,999,819)	324,464,800

NUMBER OF SHARES		VALUE
COMMON STOCKS (43.8%)
	Consumer Discretionary (4.4%)
230,000	Amazon.com, Inc.#	$83,726,900
380,000	Home Depot, Inc.	29,598,200
140,000	PVH Corp.	17,439,800
230,000	Tupperware Brands Corp.	20,619,500

		151,384,400

	Consumer Staples (5.4%)
1,850,000	Coca-Cola Company	73,204,500
260,000	Costco Wholesale Corp.	30,680,000
425,000	Lorillard, Inc.	21,679,250
560,000	Mondelez International, Inc.	18,838,400
200,000	Philip Morris International, Inc.	17,824,000
415,000	Walgreen Company	24,584,600

		186,810,750

	Energy (6.1%)
200,000	Anadarko Petroleum Corp.	19,058,000
26,482	Antero Resources Corp.#	1,495,968
170,000	Continental Resources, Inc.#	19,363,000
150,000	EOG Resources, Inc.	26,760,000
425,000	National Oilwell Varco, Inc.	34,501,500
400,000	Occidental Petroleum Corp.	38,432,000
765,000	Schlumberger, Ltd.	71,695,800

		211,306,268

	Financials (7.8%)
520,000	American International Group, Inc.	26,858,000
176,113	Blackstone Group, LP	4,628,250
675,000	Citigroup, Inc.	32,926,500
750,000	Franklin Resources, Inc.	40,395,000
130,000	Goldman Sachs Group, Inc.	20,911,800
1,000,000	JPMorgan Chase & Company	51,540,000
480,000	T. Rowe Price Group, Inc.	37,156,800
1,250,000	Wells Fargo & Company	53,362,500

		267,778,850

	Health Care (3.7%)
160,000	Celgene Corp.#	23,758,400
925,000	Johnson & Johnson	85,664,250
380,000	Merck & Company, Inc.	17,134,200

		126,556,850

	Industrials (3.4%)
600,000	Dover Corp.	55,074,000
650,000	Eaton Corp., PLC	45,864,000
110,000	Union Pacific Corp.	16,654,000

		117,592,000

82	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE

	Information Technology (13.0%)
855,000	Accenture, PLC - Class A	$62,842,500
275,000	Apple, Inc.	143,646,250
1,400,000	Cisco Systems, Inc.	31,500,000
1,000,000	eBay, Inc.#	52,710,000
75,000	MasterCard, Inc. - Class A	53,782,500
1,385,000	Oracle Corp.	46,397,500
840,000	QUALCOMM, Inc.	58,354,800

		449,233,550

	TOTAL COMMON STOCKS (Cost $1,127,167,407)	1,510,662,668

SHORT TERM INVESTMENT (1.1%)
36,276,237	Fidelity Prime Money Market Fund - Institutional Class (Cost $36,276,237)	36,276,237

TOTAL INVESTMENTS (99.7%) (Cost $2,844,451,607)		3,437,471,337

OTHER ASSETS, LESS LIABILITIES (0.3%)		9,912,274

NET ASSETS (100.0%)		$3,447,383,611

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%)#
	Information Technology (0.0%)
6,270	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/17/15, Strike $22.50 (Premium $577,761)	(485,925)

FORWARD FOREIGN CURRENT CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	01/16/14	8,408,000	$13,473,917	$(76,291)
Citibank N.A.	European Monetary Unit	01/16/14	49,790,000	67,609,514	(136,096)
UBS AG	Norwegian Krone	01/16/14	6,144,000	1,029,258	2,562
Northern Trust Company	Norwegian Krone	01/16/14	74,837,000	12,536,878	(97,465)
Northern Trust Company	Swedish Krona	01/16/14	112,172,000	17,280,150	17,611

					$(289,679)

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Goldman Sachs Capital Markets LP	European Monetary Unit	01/16/14	5,564,000	$7,555,319	$(126,322)

					$(126,322)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2013.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	83

Global Growth and Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (34.8%)
		Consumer Discretionary (5.2%)
6,500,000		Ctrip.com International, Ltd.* 1.250%, 10/15/18	$6,761,722
1,200,000		Iconix Brand Group, Inc. 2.500%, 06/01/16	1,566,972
2,800,000		International Game Technology 3.250%, 05/01/14	3,071,236
1,950,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	2,337,056
2,550,000		MGM Resorts International 4.250%, 04/15/15	3,094,336
9,500,000		Priceline.com, Inc. 1.000%, 03/15/18	12,619,277
3,700,000		Shutterfly, Inc.* 0.250%, 05/15/18	3,946,494

			33,397,093

		Consumer Staples (3.2%)
920,000,000	JPY	Asahi Group Holdings, Ltd. 0.000%, 05/26/28	12,337,949
5,400,000	EUR	Marine Harvest, ASA 2.375%, 05/08/18	7,958,477

			20,296,426

		Energy (2.5%)
2,970,000		SEACOR Holdings, Inc.* 2.500%, 12/15/27	3,825,850
		Technip, SA
5,641,200	EUR	0.250%, 01/01/17	8,261,232
3,221,100	EUR	0.500%, 01/01/16	4,240,129

			16,327,211

		Financials (5.2%)
		Industrivarden, AB
6,900,000	EUR	1.875%, 02/27/17	10,190,132
2,400,000	EUR	2.500%, 02/27/15	4,038,938
1,337,000		Jefferies Group, Inc. 3.875%, 11/01/29	1,412,113
2,280,000		Leucadia National Corp. 3.750%, 04/15/14	3,062,496
1,562,000		Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	1,808,757
15,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	12,911,689

			33,424,125

		Health Care (7.0%)
		BioMarin Pharmaceutical, Inc.
929,000		0.750%, 10/15/18	964,088
763,000		1.500%, 10/15/20	791,315
		Cubist Pharmaceuticals, Inc.*
1,900,000		1.125%, 09/01/18	2,060,236
950,000		1.875%, 09/01/20	1,022,922

PRINCIPAL AMOUNT			VALUE
36,698,580	SEK	Elekta, AB 2.750%, 04/25/17	$6,798,582
5,725,000		Illumina, Inc.* 0.250%, 03/15/16	7,135,010
2,030,000		Medidata Solutions, Inc.* 1.000%, 08/01/18	2,485,319
885,000		Molina Healthcare, Inc.* 1.125%, 01/15/20	902,231
4,300,000		QIAGEN Euro Finance (Luxembourg), SA 3.250%, 05/16/26	5,502,258
550,000,000	JPY	Sawai Pharmaceutical Company, Ltd. 0.000%, 09/17/15	8,578,735
3,600,000		Shire, PLC 2.750%, 05/09/14	4,924,326
2,950,000		WellPoint, Inc.* 2.750%, 10/15/42	3,841,903

			45,006,925

		Industrials (2.1%)
2,800,000	EUR	International Consolidated Airlines Group, SA 1.750%, 05/31/18	4,602,178
6,000,000		Siemens, AG 1.050%, 08/16/17	6,818,094
1,450,000		Trinity Industries, Inc. 3.875%, 06/01/36	1,876,641

			13,296,913

		Information Technology (7.1%)
1,600,000		Concur Technologies, Inc.* 0.500%, 06/15/18	1,893,000
3,050,000		Electronic Arts, Inc. 0.750%, 07/15/16	3,381,352
2,800,000		JDS Uniphase Corp.* 0.625%, 08/15/33	2,904,230
3,250,000		Netsuite, Inc.* 0.250%, 06/01/18	3,604,461
7,000,000		Pegatron Corp. 0.000%, 02/06/17	8,264,237
6,650,000		SanDisk Corp. 1.500%, 08/15/17	9,780,820
1,600,000		ServiceSource International, Inc.* 1.500%, 08/01/18	1,620,720
8,700,000		SK Hynix, Inc. 2.650%, 05/14/15	10,146,445
		Workday, Inc.*
2,300,000		0.750%, 07/15/18	2,601,139
1,100,000		1.500%, 07/15/20	1,276,600

			45,473,004

		Materials (1.7%)
2,300,000	EUR	Buzzi Unicem S.p.A. 1.375%, 07/17/19	3,350,096

84	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT			VALUE
3,900,000		Cemex SAB de CV 4.875%, 03/15/15	$4,523,493
2,600,000		Glencore Finance Europe, SA 5.000%, 12/31/14	3,077,372

			10,950,961

		Telecommunication Services (0.8%)
3,175,000		SK Telecom Company, Ltd. 1.750%, 04/07/14	5,071,889

		TOTAL CONVERTIBLE BONDS (Cost $207,045,756)	223,244,547

SYNTHETIC CONVERTIBLE SECURITIES (7.3%)¤
Corporate Bond (0.7%)
		Consumer Discretionary (0.7%)
4,400,000		L Brands, Inc. 5.625%, 02/15/22	4,543,000

Sovereign Bonds (5.2%)
		Government of Canada
7,600,000	CAD	2.000%, 12/01/14	7,366,712
3,100,000	CAD	2.000%, 06/01/16	3,036,686
		Government of Singapore
7,800,000	SGD	1.375%, 10/01/14	6,340,875
4,404,000	SGD	1.125%, 04/01/16	3,613,038
36,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	6,526,963
41,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	6,623,284

		TOTAL SOVEREIGN BONDS	33,507,558

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.4%)#
		Consumer Discretionary (0.2%)
775		Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $65.00	1,433,750

		Energy (0.2%)
389		Continental Resources, Inc. Call, 01/17/15, Strike $105.00	951,105

		Health Care (0.6%)
306		Celgene Corp. Call, 01/17/15, Strike $135.00	971,550
820		Gilead Sciences, Inc. Call, 01/17/15, Strike $52.50	1,789,650
102		Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	859,350

			3,620,550

		Information Technology (0.4%)
85		Google, Inc. Call, 01/17/15, Strike $900.00	1,549,975

NUMBER OF CONTRACTS			VALUE
850		Lam Research Corp. Call, 01/17/15, Strike $52.50	$692,750
150		Linkedin Corp. Call, 01/17/15, Strike $240.00	590,250

			2,832,975

		TOTAL PURCHASED OPTIONS	8,838,380

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $43,613,292)	46,888,938

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.4%)
		Energy (3.3%)
18,188		Chesapeake Energy Corp.* 5.750%	21,523,224

		Financials (0.5%)
110,000		MetLife, Inc. 5.000%	3,160,300

		Industrials (0.3%)
13,500		Genesee & Wyoming, Inc. 5.000%	1,817,033

		Utilities (1.3%)
143,000		NextEra Energy, Inc. 5.599%	8,258,250

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $28,515,889)	34,758,807

COMMON STOCKS (52.1%)
		Consumer Discretionary (5.0%)
49,700	CHF	Compagnie Financière Richemont, SA	5,081,812
21,550	CHF	Swatch Group, AG	13,763,799
123,800	JPY	Toyota Motor Corp.	8,026,968
245,000	GBP	WPP, PLC	5,204,026

			32,076,605

		Consumer Staples (4.5%)
500,000		Coca-Cola Company	19,785,000
115,000		Lorillard, Inc.	5,866,150
95,000	SEK	Swedish Match, AB	3,132,422

			28,783,572

		Energy (5.7%)
38,000		Anadarko Petroleum Corp.	3,621,020
39,500		EOG Resources, Inc.	7,046,800
130,000		Murphy Oil Corp.	7,841,600
190,000		Schlumberger, Ltd.	17,806,800

			36,316,220

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Global Growth and Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE

		Financials (10.8%)
1,394,800	HKD	AIA Group, Ltd.	$7,082,561
122,500		Citigroup, Inc.	5,975,550
481,000	SGD	DBS Group Holdings, Ltd.	6,484,588
7,300	CAD	Fairfax Financial Holdings, Ltd.	3,185,633
237,000		Franklin Resources, Inc.	12,764,820
445,000	GBP	HSBC Holdings, PLC	4,877,796
176,700		JPMorgan Chase & Company	9,107,118
125,000	GBP	Standard Chartered, PLC	3,001,249
85,500		T. Rowe Price Group, Inc.	6,618,555
232,200		Wells Fargo & Company	9,912,618

			69,010,488

		Health Care (5.8%)
48,250		Covidien, PLC	3,093,307
137,000		Johnson & Johnson	12,687,570
129,475	DKK	Novo Nordisk, A/S - Class B	21,564,403

			37,345,280

		Industrials (4.5%)
305,000	CHF	ABB, Ltd.#	7,770,660
21,000		Dover Corp.	1,927,590
80,250		Eaton Corp., PLC	5,662,440
245,000	HKD	Hutchison Whampoa, Ltd.	3,052,864
300,000	EUR	Koninklijke Philips, NV	10,602,215

			29,015,769

		Information Technology (15.3%)
126,000		Accenture, PLC - Class A	9,261,000
37,800		Apple, Inc.	19,744,830
430,000		Cisco Systems, Inc.	9,675,000
245,000		eBay, Inc.#	12,913,950
401,560	SEK	LM Ericsson Telephone Company	4,803,147
150,800		QUALCOMM, Inc.	10,476,076
131,750	EUR	SAP, AG	10,309,726
3,475,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	12,807,339
156,000	HKD	Tencent Holdings, Ltd.	8,506,747

			98,497,815

		Telecommunication Services (0.5%)
40,000	JPY	SoftBank Corp.	2,987,157

		TOTAL COMMON STOCKS (Cost $276,505,599)	334,032,906

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (0.0%)
617	Fidelity Prime Money Market Fund - Institutional Class (Cost $617)	$617

TOTAL INVESTMENTS (99.6%) (Cost $555,681,153)		638,925,815

OTHER ASSETS, LESS LIABILITIES (0.4%)		2,329,213

NET ASSETS (100.0%)		$641,255,028

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

86	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2013

CURRENCY EXPOSURE

OCTOBER 31, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$379,905,008	59.5%
European Monetary Unit	63,553,123	9.9%
Japanese Yen	31,930,809	5.0%
Singapore Dollar	29,350,190	4.6%
Swiss Franc	26,616,271	4.2%
Danish Krone	21,564,403	3.4%
Swedish Krona	21,357,435	3.3%
Hong Kong Dollar	18,642,172	2.9%
Canadian Dollar	13,589,031	2.1%
British Pound Sterling	13,083,071	2.1%
New Taiwan Dollar	12,807,339	2.0%
Norwegian Krone	6,526,963	1.0%
Total Investments	$638,925,815	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	87

Convertible Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (66.8%)
		Consumer Discretionary (12.7%)
12,000,000		Ctrip.com International, Ltd.* 1.250%, 10/15/18	$12,483,180
12,400,000		Iconix Brand Group, Inc.* 1.500%, 03/15/18	16,056,884
20,500,000		International Game Technology 3.250%, 05/01/14	22,485,835
1,750,000		Jarden Corp.* 1.500%, 06/15/19	2,018,371
6,500,000		KB Home 1.375%, 02/01/19	6,423,625
12,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	14,381,880
2,900,000		Liberty Media Corp.* 1.375%, 10/15/23	3,069,389
12,000,000		MGM Resorts International 4.250%, 04/15/15	14,561,580
9,700,000		Omnicom Group, Inc. 0.000%, 07/31/32	12,389,859
20,500,000		Priceline.com, Inc. 1.000%, 03/15/18	27,231,072
6,000,000		Shutterfly, Inc.* 0.250%, 05/15/18	6,399,720
12,500,000		Standard Pacific Corp. 1.250%, 08/01/32	15,482,313

			152,983,708

		Consumer Staples (0.6%)
4,600,000	EUR	Marine Harvest, ASA 2.375%, 05/08/18	6,779,444

		Energy (3.9%)
13,400,000		Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	15,249,870
5,200,000		Newpark Resources, Inc. 4.000%, 10/01/17	7,279,428
7,250,000		SEACOR Holdings, Inc.* 2.500%, 12/15/27	9,339,196
10,391,900	EUR	Technip, SA 0.250%, 01/01/17	15,218,374

			47,086,868

		Financials (6.1%)
16,000,000		Ares Capital Corp.* 4.750%, 01/15/18	16,354,240
7,250,000	EUR	Industrivarden, AB 2.500%, 02/27/15	12,200,959
8,450,000		Leucadia National Corp. 3.750%, 04/15/14	11,350,040
2,995,000		Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	3,468,135
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	11,458,951

PRINCIPAL AMOUNT			VALUE
16,000,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	$13,328,196
5,700,000		Walter Investment Management Corp. 4.500%, 11/01/19	5,952,282

			74,112,803

		Health Care (20.0%)
		BioMarin Pharmaceutical, Inc.
3,483,000		0.750%, 10/15/18	3,614,553
2,860,000		1.500%, 10/15/20	2,966,135
8,915,000		Chemed Corp. 1.875%, 05/15/14	9,111,085
		Cubist Pharmaceuticals, Inc.*
12,700,000		1.125%, 09/01/18	13,771,055
3,800,000		1.875%, 09/01/20	4,091,688
15,500,000		Gilead Sciences, Inc. 1.625%, 05/01/16	48,545,148
833,000		Healthways, Inc.* 1.500%, 07/01/18	687,333
11,000,000		Hologic, Inc.‡ 2.000%, 12/15/37	12,941,830
20,600,000		Illumina, Inc.* 0.250%, 03/15/16	25,673,574
5,200,000		Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	5,491,330
10,000,000		Medicines Company* 1.375%, 06/01/17	13,489,500
5,800,000		Medidata Solutions, Inc.* 1.000%, 08/01/18	7,100,911
2,200,000		Merrimack Pharmaceuticals, Inc. 4.500%, 07/15/20	1,676,037
13,992,000		Molina Healthcare, Inc.* 1.125%, 01/15/20	14,264,424
3,400,000		Pacira Pharmaceuticals, Inc.* 3.250%, 02/01/19	7,247,457
12,500,000		Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	16,382,000
4,800,000		Shire, PLC 2.750%, 05/09/14	6,565,767
4,000,000		Theravance, Inc. 2.125%, 01/15/23	6,051,860
3,000,000		Vivus, Inc.* 4.500%, 05/01/20	2,751,375
20,818,000		WellPoint, Inc.* 2.750%, 10/15/42	27,112,114
9,000,000		Wright Med Group, Inc. 2.000%, 08/15/17	11,301,885

			240,837,061

		Industrials (4.1%)
2,261,000		General Cable Corp.‡ 5.000%, 11/15/29	2,616,135
11,500,000		Siemens, AG 1.050%, 08/16/17	13,068,014

88	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
25,620,000	Trinity Industries, Inc. 3.875%, 06/01/36	$33,158,301

		48,842,450

	Information Technology (16.9%)
6,000,000	Concur Technologies, Inc.* 0.500%, 06/15/18	7,098,750
3,000,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	3,397,005
5,000,000	Dealertrack Technologies, Inc. 1.500%, 03/15/17	5,967,100
10,375,000	Electronic Arts, Inc. 0.750%, 07/15/16	11,502,140
8,500,000	EMC Corp. 1.750%, 12/01/13	12,801,637
9,250,000	Ixia 3.000%, 12/15/15	10,281,005
10,900,000	JDS Uniphase Corp.* 0.625%, 08/15/33	11,305,753
11,500,000	Linear Technology Corp. 3.000%, 05/01/27	12,330,817
8,120,000	Micron Technology, Inc. 1.875%, 06/01/14	10,423,928
6,000,000	Netsuite, Inc.* 0.250%, 06/01/18	6,654,390
5,000,000	Nuance Communications, Inc. 2.750%, 08/15/27	5,252,925
17,200,000	Salesforce.com, Inc.* 0.250%, 04/01/18	18,847,846
	SanDisk Corp.
26,800,000	1.500%, 08/15/17	39,417,440
12,000,000	0.500%, 10/15/20*	12,225,000
11,000,000	SK Hynix, Inc. 2.650%, 05/14/15	12,828,839
6,600,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	7,890,168
8,500,000	TIBCO Software, Inc. 2.250%, 05/01/32	8,625,928
6,000,000	Workday, Inc.* 0.750%, 07/15/18	6,785,580

		203,636,251

	Materials (2.5%)
9,600,000	Cemex SAB de CV 4.875%, 03/15/15	11,134,752
5,000,000	Glencore Finance Europe, SA 5.000%, 12/31/14	5,918,022
5,400,000	RTI International Metals, Inc. 3.000%, 12/01/15	6,307,389
6,500,000	Steel Dynamics, Inc. 5.125%, 06/15/14	7,364,890

		30,725,053

	TOTAL CONVERTIBLE BONDS (Cost $711,437,707)	805,003,638

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (3.6%)¤
Corporate Bonds (2.4%)
	Consumer Discretionary (0.6%)
	DISH Network Corp.
3,170,000	5.125%, 05/01/20	$3,213,587
2,830,000	5.875%, 07/15/22	2,902,519
1,450,000	PVH Corp. 4.500%, 12/15/22	1,386,563

		7,502,669

	Energy (0.3%)
3,578,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	3,841,878

	Industrials (0.8%)
3,500,000	Clean Harbors, Inc. 5.125%, 06/01/21	3,554,687
6,000,000	Deluxe Corp. 6.000%, 11/15/20	6,213,750

		9,768,437

	Information Technology (0.7%)
1,500,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	1,569,375
6,600,000	Brocade Communications Systems, Inc.* 4.625%, 01/15/23	6,171,000

		7,740,375

	TOTAL CORPORATE BONDS	28,853,359

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (1.2%)#
	Consumer Discretionary (0.1%)
2,575	Lennar Corp. Call, 01/17/15, Strike $37.00	1,409,813

	Energy (0.2%)
1,060	Continental Resources, Inc. Call, 01/17/15, Strike $105.00	2,591,700

	Health Care (0.4%)
760	Celgene Corp. Call, 01/17/15, Strike $135.00	2,413,000
275	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	2,316,875

		4,729,875

	Information Technology (0.5%)
2,425	Lam Research Corp. Call, 01/17/15, Strike $52.50	1,976,375
360	Linkedin Corp. Call, 01/17/15, Strike $240.00	1,416,600

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Convertible Fund    Schedule of Investments October 31, 2013

NUMBER OF CONTRACTS			VALUE
6,780		Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/17/15, Strike $17.50	$1,762,800

			5,155,775

		TOTAL PURCHASED OPTIONS	13,887,163

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $42,128,588)	42,740,522

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (13.9%)
		Energy (2.5%)
25,800		Chesapeake Energy Corp.* 5.750%	30,387,075

		Financials (5.2%)
		Affiliated Managers Group, Inc.
425,000		5.150%	25,685,938
232,551		5.100%	15,479,176
122,025		Maiden Holdings, Ltd. 7.250%	5,712,295
540,000		MetLife, Inc. 5.000%	15,514,200

			62,391,609

		Industrials (4.1%)
50,000		Genesee & Wyoming, Inc. 5.000%	6,729,750
100,000		Stanley Black & Decker, Inc. 4.750%	12,770,000
480,000		United Technologies Corp. 7.500%	30,374,400

			49,874,150

		Materials (0.5%)
285,000		Cliffs Natural Resources, Inc. 7.000%	6,472,350

		Telecommunication Services (0.5%)
60,250		Crown Castle International Corp. 4.500%	6,168,395

		Utilities (1.1%)
220,000		NextEra Energy, Inc. 5.599%	12,705,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $138,546,311)	167,998,579

COMMON STOCKS (12.0%)
		Consumer Discretionary (1.2%)
22,450	CHF	Swatch Group, AG	14,338,622

		Financials (4.4%)
223,500		Citigroup, Inc.	10,902,330

NUMBER OF SHARES			VALUE
300,000		Franklin Resources, Inc.	$16,158,000
220,000		JPMorgan Chase & Company	11,338,800
190,000		T. Rowe Price Group, Inc.	14,707,900

			53,107,030

		Health Care (1.0%)
315,000		Mylan, Inc.#	11,929,050

		Industrials (2.0%)
170,000		Chicago Bridge & Iron Company, NV	12,595,300
170,000		Eaton Corp., PLC	11,995,200

			24,590,500

		Information Technology (3.4%)
225,000		Lam Research Corp.#	12,201,750
90,000		QUALCOMM, Inc.	6,252,300
5,500	KRW	Samsung Electronics Company, Ltd.	7,584,825
200,000	KRW	SK Hynix, Inc.#	6,018,180
350,000		TIBCO Software, Inc.#	8,596,000

			40,653,055

		TOTAL COMMON STOCKS (Cost $118,782,600)	144,618,257

SHORT TERM INVESTMENT (2.2%)
26,298,341		Fidelity Prime Money Market Fund - Institutional Class (Cost $26,298,341)	26,298,341

TOTAL INVESTMENTS (98.5%) (Cost $1,037,193,547)			1,186,659,337

OTHER ASSETS, LESS LIABILITIES (1.5%)			17,733,757

NET ASSETS (100.0%)			$1,204,393,094

NUMBER OF CONTRACTS			VALUE
WRITTEN OPTIONS (0.0%)#
		Information Technology (0.0%)
2,080		Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/17/15, Strike $22.50 (Premium $185,015)	(161,200)

90	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	01/16/14	12,203,000	$19,555,449	$(103,364)
Citibank N.A.	European Monetary Unit	01/16/14	22,044,000	29,933,403	(34,486)
UBS AG	Norwegian Krone	01/16/14	2,019,000	338,228	842
Northern Trust Company	Norwegian Krone	01/16/14	24,589,000	4,119,210	(32,024)
Northern Trust Company	South Korean Won	01/16/14	23,468,368,000	22,013,183	(228,751)
Northern Trust Company	Swedish Krona	01/16/14	68,009,000	10,476,819	10,677
UBS AG	Swiss Franc	01/16/14	12,685,000	13,988,895	(42,070)

					$(429,176)

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	01/16/14	4,622,000	$6,276,183	$(40,173)

					$(40,173)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2013.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
KRW	South Korean Won
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	91

Total Return Bond Fund     Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (98.7%)
	Consumer Discretionary (20.9%)
2,000,000	Amazon.com, Inc. 1.200%, 11/29/17	$1,970,960
559,000	American Axle & Manufacturing, Inc.* 9.250%, 01/15/17	593,588
1,000,000	Carnival Corp. 3.950%, 10/15/20	1,012,045
1,700,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,763,750
1,000,000	DIRECTV Financing Company, Inc. 4.750%, 10/01/14	1,036,845
1,000,000	DIRECTV Holdings, LLC 3.550%, 03/15/15	1,035,690
2,000,000	DISH Network Corp. 4.625%, 07/15/17	2,083,750
1,800,000	Expedia, Inc. 5.950%, 08/15/20	1,928,646
	Ford Motor Credit Company, LLC
1,700,000	5.875%, 08/02/21	1,950,486
500,000	1.700%, 05/09/16	506,023
	General Motors Company, Inc.*
1,300,000	3.250%, 05/15/18	1,299,188
250,000	2.750%, 05/15/16	253,125
2,000,000	Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	2,005,030
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,540,702
800,000	Icahn Enterprises, LP* 6.000%, 08/01/20	815,500
	Interpublic Group of Companies, Inc.
1,000,000	3.750%, 02/15/23	950,765
1,000,000	2.250%, 11/15/17	993,570
500,000	4.000%, 03/15/22	488,403
1,500,000	Kohl’s Corp. 3.250%, 02/01/23	1,405,057
2,000,000	Lennar Corp. 4.125%, 12/01/18	2,007,500
2,000,000	Macy’s Retail Holdings, Inc. 3.875%, 01/15/22	1,995,040
	Mattel, Inc.
2,000,000	2.500%, 11/01/16	2,069,650
500,000	1.700%, 03/15/18	494,615
380,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	384,988
1,000,000	PVH Corp. 4.500%, 12/15/22	956,250
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,010,295
500,000	Time Warner, Inc. 3.150%, 07/15/15	520,370

PRINCIPAL AMOUNT		VALUE
2,000,000	TRW Automotive, Inc.* 8.875%, 12/01/17	$2,100,000

		35,171,831

	Consumer Staples (5.3%)
1,000,000	ConAgra Foods, Inc. 1.350%, 09/10/15	1,008,045
2,000,000	Diageo, PLC 1.500%, 05/11/17	2,012,640
1,000,000	Kellogg Company 4.450%, 05/30/16	1,089,930
	Reynolds American, Inc.
1,000,000	3.250%, 11/01/22	943,500
1,000,000	1.050%, 10/30/15	1,003,035
750,000	Sun Merger Sub, Inc.* 5.250%, 08/01/18	787,500
2,000,000	WM Wrigley Jr Company* 3.375%, 10/21/20	2,040,460

		8,885,110

	Energy (9.5%)
	Chesapeake Energy Corp.
2,000,000	3.250%, 03/15/16	2,030,000
1,000,000	6.500%, 08/15/17	1,122,500
1,000,000	Diamond Offshore Drilling, Inc. 3.450%, 11/01/23	1,001,600
2,000,000	FMC Technologies, Inc. 2.000%, 10/01/17	1,997,430
814,000	Frontier Oil Corp. 6.875%, 11/15/18	883,430
1,000,000	Hess Corp. 8.125%, 02/15/19	1,262,415
500,000	Nabors Industries, Inc.* 2.350%, 09/15/16	507,353
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,040,355
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,224,050
2,000,000	Schlumberger Investment, SA* 1.950%, 09/14/16	2,046,790
1,000,000	SESI, LLC 6. 375%, 05/01/19	1,066,250
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	570,845
1,200,000	Tesoro Corp. 4.250%, 10/01/17	1,250,250

		16,003,268

	Financials (8.3%)
1,000,000	American Tower Corp. 5.900%, 11/01/21	1,090,595
1,000,000	AON Corp. 5.000%, 09/30/20	1,114,375
1,000,000	Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	1,014,570

92	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
1,000,000	BlackRock, Inc. 3.500%, 12/10/14	$1,033,225
500,000	CC Holdings GS V LLC / Crown Castle GS III Corp 2.381%, 12/15/17	497,030
2,000,000	Citigroup, Inc. 1.700%, 07/25/16	2,021,670
1,000,000	Franklin Resources, Inc. 3.125%, 05/20/15	1,035,225
1,000,000	Goldman Sachs Group, Inc. 1.600%, 11/23/15	1,011,490
1,000,000	JPMorgan Chase & Company 2.000%, 08/15/17	1,012,525
1,000,000	PACCAR Financial Corp. 1.600%, 03/15/17	1,008,040
1,000,000	Prudential Financial, Inc. 4.750%, 09/17/15	1,073,085
2,000,000	Xstrata Canada Financial Corp.* 3.600%, 01/15/17	2,085,010

		13,996,840

	Health Care (15.5%)
2,000,000	AbbVie, Inc. 1.750%, 11/06/17	2,011,070
2,000,000	Actavis, PLC 1.875%, 10/01/17	1,995,840
	Agilent Technologies, Inc.
1,500,000	5.500%, 09/14/15	1,626,885
500,000	6.500%, 11/01/17	586,510
2,000,000	Celgene Corp. 1.900%, 08/15/17	2,014,400
1,000,000	DaVita HealthCare Partners, Inc. 6.375%, 11/01/18	1,050,625
1,000,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	1,007,335
2,000,000	Express Scripts Holding Company 2.650%, 02/15/17	2,078,810
1,000,000	Gilead Sciences, Inc. 2.400%, 12/01/14	1,019,695
1,000,000	Grifols, SA 8.250%, 02/01/18	1,078,125
2,000,000	Laboratory Corp. of America Holdings 2.200%, 08/23/17	2,014,340
	Mylan, Inc.*
1,000,000	6.000%, 11/15/18	1,077,785
1,000,000	2.600%, 06/24/18	1,007,735
1,500,000	Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,552,162
	Thermo Fisher Scientific, Inc.
1,500,000	2.250%, 08/15/16	1,536,930
1,000,000	1.850%, 01/15/18	991,155
500,000	2.050%, 02/21/14	502,073
2,000,000	UnitedHealth Group, Inc. 1.400%, 10/15/17	2,001,610

PRINCIPAL AMOUNT		VALUE
	Zoetis, Inc.
500,000	1.875%, 02/01/18	$498,800
500,000	1.150%, 02/01/16	501,600

		26,153,485

	Industrials (14.8%)
2,000,000	ADT Corp. 2.250%, 07/15/17	1,941,250
1,000,000	AGCO Corp. 5.875%, 12/01/21	1,102,955
1,000,000	Alliant Techsystems, Inc.* 5.250%, 10/01/21	1,008,750
500,000	Bombardier, Inc.* 4.250%, 01/15/16	523,438
1,200,000	CNH Capital, LLC* 3.250%, 02/01/17	1,212,750
3,000,000	Danaher Corp. 1.300%, 06/23/14	3,017,445
2,000,000	Eaton Corp.* 1.500%, 11/02/17	1,979,720
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,574,895
2,000,000	General Electric Company 0.850%, 10/09/15	2,009,320
	Joy Global, Inc.
1,500,000	6.000%, 11/15/16	1,680,817
1,500,000	5.125%, 10/15/21	1,601,835
1,500,000	Nielsen Finance, LLC / Nielsen Finance Company 4.500%, 10/01/20	1,470,937
1,495,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,722,883
1,000,000	Roper Industries, Inc. 1.850%, 11/15/17	1,000,950
1,000,000	Triumph Group, Inc. 8.625%, 07/15/18	1,090,000
2,000,000	Verisk Analytics, Inc. 4.125%, 09/12/22	1,987,970

		24,925,915

	Information Technology (15.8%)
1,000,000	Adobe Systems, Inc. 3.250%, 02/01/15	1,031,410
2,000,000	Amphenol Corp. 4.000%, 02/01/22	2,004,060
1,500,000	Analog Devices, Inc. 3.000%, 04/15/16	1,570,568
1,000,000	Anixter International, Inc. 5.950%, 03/01/15	1,056,875
1,478,000	Anixter, Inc. 5.625%, 05/01/19	1,554,671
500,000	Apple, Inc. 1.000%, 05/03/18	486,910
2,000,000	Autodesk, Inc. 1.950%, 12/15/17	1,988,270

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Total Return Bond Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
1,000,000	CA, Inc. 5.375%, 12/01/19	$1,125,485
	eBay, Inc.
2,000,000	1.350%, 07/15/17	2,008,800
1,500,000	3.250%, 10/15/20	1,553,325
1,500,000	Fiserv, Inc. 3.500%, 10/01/22	1,432,328
1,000,000	International Business Machines Corp. 2.000%, 01/05/16	1,030,865
1,500,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,553,085
1,500,000	National Semiconductor Corp. 3.950%, 04/15/15	1,571,182
1,500,000	Nuance Communications, Inc.* 5.375%, 08/15/20	1,488,750
1,000,000	Seagate Technology, PLC* 3.750%, 11/15/18	1,007,500
3,000,000	Symantec Corp. 2.750%, 09/15/15	3,090,810
1,000,000	Xerox Corp. 4.250%, 02/15/15	1,040,850

		26,595,744

	Materials (7.0%)
2,000,000	Agrium, Inc. 3.150%, 10/01/22	1,894,320
1,000,000	Anglo American, PLC* 9.375%, 04/08/14	1,035,230
1,000,000	Ashland, Inc. 3.000%, 03/15/16	1,023,750
	Barrick Gold Corp.
1,000,000	6.950%, 04/01/19	1,150,725
1,000,000	1.750%, 05/30/14	1,004,630
2,000,000	Ecolab, Inc. 2.375%, 12/08/14	2,036,330
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,593,982
2,000,000	Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	2,035,300

		11,774,267

	Telecommunication Services (1.0%)
	Verizon Communications, Inc.
1,000,000	3.650%, 09/14/18	1,064,415
500,000	5.150%, 09/15/23	542,982

		1,607,397

	Utilities (0.6%)
500,000	Mckesson Corp. 0.950%, 12/04/15	500,165
500,000	NextEra Energy, Inc. 1.200%, 06/01/15	503,338

		1,003,503

	TOTAL CORPORATE BONDS (Cost $162,538,711)	166,117,360

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (0.7%)
	Industrials (0.7%)
1,000,000	Siemens, AG 1.050%, 08/16/17 (Cost $1,053,472)	$1,136,349

NUMBER OF SHARES
SHORT TERM INVESTMENT (3.1%)
5,261,190	Fidelity Prime Money Market Fund - Institutional Class (Cost $5,261,190)	5,261,190

TOTAL INVESTMENTS (102.5%) (Cost $168,853,373)		172,514,899

LIABILITIES, LESS OTHER ASSETS (-2.5%)		(4,184,453)

NET ASSETS (100.0%)		$168,330,446

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

94	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (86.8%)
	Consumer Discretionary (20.2%)
	American Axle & Manufacturing, Inc.
2,560,000	6.625%, 10/15/22	$2,708,800
440,000	6.250%, 03/15/21	464,200
815,000	Bon-Ton Department Stores, Inc. 8.000%, 06/15/21	768,647
210,000	Brunswick Corp.* 4.625%, 05/15/21	200,550
2,600,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	2,697,500
160,000	Claire’s Stores, Inc.* 7.750%, 06/01/20	159,600
550,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	536,250
3,691,000	Dana Holding Corp. 6.750%, 02/15/21	4,016,269
1,318,000	Dillard’s, Inc.~ 7.130%, 08/01/18	1,496,754
	DISH Network Corp.~
1,580,000	5.125%, 05/01/20	1,601,725
1,430,000	5.875%, 07/15/22	1,466,644
1,700,000	Dufry Finance, SCA* 5.500%, 10/15/20	1,739,312
2,800,000	Goodyear Tire & Rubber Company 8.250%, 08/15/20	3,165,750
530,000	Icahn Enterprises, LP* 6.000%, 08/01/20	540,269
2,700,000	Jaguar Land Rover Automotive, PLC* 8.125%, 05/15/21	3,072,937
4,665,000	L Brands, Inc. 6.950%, 03/01/33	4,673,747
480,000	Lear Corp.* 4.750%, 01/15/23	465,900
1,625,000	Lennar Corp. 4.125%, 12/01/18	1,631,094
1,400,000	Liberty Interactive, LLC 8.500%, 07/15/29	1,477,875
	Meritage Homes Corp.
2,175,000	7.000%, 04/01/22	2,302,781
1,000,000	7.150%, 04/15/20	1,080,625
1,070,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	1,084,044
	Neiman Marcus Group, Inc.*
275,000	8.750%, 10/15/21	282,734
225,000	8.000%, 10/15/21	230,766
1,600,000	Netflix, Inc.* 5.375%, 02/01/21	1,636,000
1,500,000	Outerwall, Inc.* 6.000%, 03/15/19	1,462,500
330,000	Quiksilver, Inc. / QS Wholesale, Inc.* 7.875%, 08/01/18	354,338

PRINCIPAL AMOUNT		VALUE
1,055,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	$1,131,488
4,628,000	Ryland Group, Inc. 6.625%, 05/01/20	4,914,357
1,345,000	Sally Holdings, LLC / Sally Capital, Inc. 5.500%, 11/01/23	1,360,972
800,000	Service Corp. International* 5.375%, 01/15/22	811,000
1,500,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	1,472,812
621,000	Taylor Morrison Communities, Inc.* 5.250%, 04/15/21	604,699
1,600,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	1,799,000

		53,411,939

	Consumer Staples (4.4%)
1,800,000	Fidelity & Guaranty Life Holdings, Inc.* 6.375%, 04/01/21	1,881,000
2,482,000	JBS USA, LLC* 7.250%, 06/01/21	2,570,421
2,890,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	3,016,438
	Post Holdings, Inc.
2,837,000	7.375%, 02/15/22	3,028,497
90,000	7.375%, 02/15/22*	96,300
995,000	Wells Enterprises, Inc.* 6.750%, 02/01/20	1,028,581

		11,621,237

	Energy (16.2%)
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	396,594
2,750,000	Bristow Group, Inc. 6.250%, 10/15/22	2,904,687
2,310,000	Calfrac Holdings, LP* 7.500%, 12/01/20	2,344,650
	Calumet Specialty Products, LP
1,500,000	9.625%, 08/01/20	1,685,625
305,000	9.375%, 05/01/19	338,359
	Carrizo Oil & Gas, Inc.
2,600,000	8.625%, 10/15/18	2,853,500
1,460,000	7.500%, 09/15/20	1,598,700
1,390,000	Chesapeake Oilfield Finance, Inc. 6.625%, 11/15/19	1,457,763
1,700,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.* 6.125%, 03/01/22	1,739,313
1,655,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,741,887
1,375,000	EPL Oil & Gas, Inc.~ 8.250%, 02/15/18	1,476,406
400,000	Forum Energy Technologies, Inc.* 6.250%, 10/01/21	418,250

See accompanying Notes to Schedule of Investments	www.calamos.com	95

High Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
2,875,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	$2,907,344
1,460,000	Gulfport Energy Corp. 7.750%, 11/01/20	1,553,075
	Oasis Petroleum, Inc.
2,215,000	6.500%, 11/01/21	2,403,275
2,000,000	6.875%, 01/15/23	2,186,250
600,000	Pacific Drilling, SA* 5.375%, 06/01/20	602,250
1,400,000	Parker Drilling Company 9.125%, 04/01/18	1,498,875
2,013,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/18	2,150,136
3,000,000	Pioneer Energy Services Corp. 9.875%, 03/15/18	3,228,750
1,850,000	Samson Investment Company* 9.750%, 02/15/20	2,002,625
1,280,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.125%, 10/15/21	1,326,400
2,900,000	W&T Offshore, Inc. 8.500%, 06/15/19	3,130,187
1,060,000	Western Refining, Inc. 6.250%, 04/01/21	1,066,625

		43,011,526

	Financials (4.0%)
480,000	Ally Financial, Inc. 4.750%, 09/10/18	501,000
2,134,000	AON Corp. 8.205%, 01/01/27	2,642,873
525,000	DuPont Fabros Technology, LP* 5.875%, 09/15/21	537,469
750,000	iStar Financial, Inc. 4.875%, 07/01/18	735,469
1,000,000	Jefferies Finance, LLC* 7.375%, 04/01/20	1,026,250
1,350,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.* 8.250%, 10/15/18	1,377,844
895,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	877,100
1,500,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	1,536,562
1,460,000	Nuveen Investments, Inc.* 9.125%, 10/15/17	1,421,675

		10,656,242

	Health Care (5.5%)
850,000	Alere, Inc. 6.500%, 06/15/20	876,031
3,200,000	Community Health Systems, Inc. 7.125%, 07/15/20	3,370,000

PRINCIPAL AMOUNT		VALUE
	HCA Holdings, Inc.
3,300,000	7.750%, 05/15/21	$3,615,563
725,000	6.250%, 02/15/21	763,516
2,155,000	Hologic, Inc. 6.250%, 08/01/20	2,293,728
1,590,000	Tenet Healthcare Corp. 6.750%, 02/01/20	1,652,606
1,000,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	1,090,625
	VPII Escrow Corp.*
450,000	6.750%, 08/15/18	492,469
290,000	7.500%, 07/15/21	321,900

		14,476,438

	Industrials (12.9%)
1,655,000	ACCO Brands Corp. 6.750%, 04/30/20	1,670,516
1,700,000	Alliant Techsystems, Inc.* 5.250%, 10/01/21	1,714,875
2,500,000	Belden, Inc.* 5.500%, 09/01/22	2,501,562
1,570,000	Bombardier, Inc.* 6.125%, 01/15/23	1,596,494
1,530,000	Digitalglobe, Inc.* 5.250%, 02/01/21	1,478,362
2,100,000	Dycom Investments, Inc. 7.125%, 01/15/21	2,236,500
2,825,000	Edgen Murray Corp.* 8.750%, 11/01/20	3,268,172
2,071,000	General Cable Corp.* 5.750%, 10/01/22	2,064,528
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	802,838
1,585,000	Manitowoc Company, Inc. 5.875%, 10/15/22	1,603,822
725,000	Meritor, Inc. 6.750%, 06/15/21	734,063
740,000	Navistar International Corp. 8.250%, 11/01/21	757,575
736,000	Nortek, Inc. 8.500%, 04/15/21	809,140
2,150,000	Rexel, SA* 6.125%, 12/15/19	2,264,219
1,835,000	Terex Corp. 6.000%, 05/15/21	1,922,162
2,825,000	Titan International, Inc.* 6.875%, 10/01/20	2,909,750
1,200,000	United Continental Holdings, Inc. 6.375%, 06/01/18	1,248,750
	United Rentals North America, Inc.
3,000,000	7.625%, 04/15/22	3,367,500
1,200,000	6.125%, 06/15/23	1,237,500

		34,188,328

96	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE

	Information Technology (10.9%)
330,000	ACI Worldwide, Inc. * 6.375%, 08/15/20	$345,263
1,850,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	1,914,750
	Amkor Technology, Inc.
2,500,000	6.625%, 06/01/21	2,509,375
1,460,000	6.375%, 10/01/22	1,448,138
198,000	ConvaTec Finance International, SA* 8.250%, 01/15/19	204,311
3,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	3,286,875
2,055,000	iGATE Corp. 9.000%, 05/01/16	2,210,409
1,266,000	Magnachip Semiconductor, Inc.* 6.625%, 07/15/21	1,269,165
3,000,000	Nuance Communications, Inc.* 5.375%, 08/15/20	2,977,500
	NXP BV*
800,000	5.750%, 02/15/21	837,000
800,000	5.750%, 03/15/23	817,500
4,005,000	Sanmina Corp.* 7.000%, 05/15/19	4,265,325
	Seagate Technology, PLC
1,200,000	6.875%, 05/01/20	1,316,250
820,000	4.750%, 06/01/23*	796,425
1,550,000	Sungard Data Systems, Inc. 6.625%, 11/01/19	1,619,750
2,900,000	Viasystems, Inc.* 7.875%, 05/01/19	3,095,750

		28,913,786

	Materials (7.8%)
800,000	Ardagh Packaging Finance, PLC* 7.000%, 11/15/20	798,000
1,363,000	Chemtura Corp. 5.750%, 07/15/21	1,383,445
2,175,000	FMG Resources* 8.250%, 11/01/19	2,416,969
	FQM (Akubra), Inc.*
2,800,000	8.750%, 06/01/20	3,094,000
610,000	7.500%, 06/01/21	645,837
1,800,000	Greif, Inc. 7.750%, 08/01/19	2,046,375
800,000	INEOS Group Holdings, SA* 6.125%, 08/15/18	810,500
3,000,000	New Gold, Inc.* 6.250%, 11/15/22	2,940,000
2,455,000	Plastipak Holdings, Inc.* 6.500%, 10/01/21	2,565,475
	Sealed Air Corp.*
550,000	6.500%, 12/01/20	597,781
300,000	5.250%, 04/01/23	294,375
2,200,000	Trinseo Op/ Trinseo Finance, Inc.* 8.750%, 02/01/19	2,208,250

PRINCIPAL AMOUNT		VALUE
754,000	United States Steel Corp. 6.875%, 04/01/21	$786,045

		20,587,052

	Telecommunication Services (2.6%)
1,560,000	Brightstar Corp.* 7.250%, 08/01/18	1,703,325
745,000	Frontier Communications Corp. 7.625%, 04/15/24	788,303
	Intelsat, SA*
1,450,000	7.750%, 06/01/21	1,531,562
100,000	8.125%, 06/01/23	105,813
1,820,000	MetroPCS Wireless, Inc.* 6.625%, 04/01/23	1,905,312
	Sprint Corp.*
580,000	7.875%, 09/15/23	628,938
130,000	7.250%, 09/15/21	140,156

		6,803,409

	Utilities (2.3%)
1,400,000	AES Corp. 7.375%, 07/01/21	1,587,250
2,600,000	AmeriGas Finance Corp. 7.000%, 05/20/22	2,803,125
1,625,000	Calpine Corp.* 6.000%, 01/15/22	1,687,969

		6,078,344

	TOTAL CORPORATE BONDS (Cost $221,397,727)	229,748,301

CONVERTIBLE BONDS (5.9%)
	Consumer Discretionary (1.4%)
1,150,000	International Game Technology 3.250%, 05/01/14	1,261,401
2,100,000	MGM Resorts International 4.250%, 04/15/15	2,548,276

		3,809,677

	Financials (0.9%)
2,134,000	Ares Capital Corp. 5.750%, 02/01/16	2,302,244

	Health Care (0.3%)
750,000	Vivus, Inc.* 4.500%, 05/01/20	687,844

	Industrials (1.3%)
2,750,000	Trinity Industries, Inc. 3.875%, 06/01/36	3,559,146

	Materials (2.0%)
2,200,000	Cemex SAB de CV 4.875%, 03/15/15	2,551,714

See accompanying Notes to Schedule of Investments	www.calamos.com	97

High Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
2,200,000	Glencore Finance Europe, SA 5.000%, 12/31/14	$2,603,930

		5,155,644

	TOTAL CONVERTIBLE BONDS (Cost $15,379,356)	15,514,555

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.0%)
	Energy (1.1%)
2,375	Chesapeake Energy Corp.* 5.750%	2,810,516

	Financials (2.3%)
60,000	Affiliated Managers Group, Inc. 5.100%	3,993,750
70,000	MetLife, Inc. 5.000%	2,011,100

		6,004,850

	Industrials (0.6%)
25,000	United Technologies Corp. 7.500%	1,582,000

	Telecommunication Services (0.6%)
31,700	Intelsat, SA 5.750%	1,718,140

	Utilities (0.4%)
19,000	NextEra Energy, Inc. 5.599%	1,097,250

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,952,709)	13,212,756

SHORT TERM INVESTMENT (2.7%)
7,282,899	Fidelity Prime Money Market Fund - Institutional Class (Cost $7,282,899)	7,282,899

TOTAL INVESTMENTS (100.4%) (Cost $256,012,691)		265,758,511

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(1,187,140)

NET ASSETS (100.0%)		$264,571,371

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $575,830.

98	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (27.7%)
	Consumer Discretionary (3.2%)
5,000,000	Ctrip.com International, Ltd.* 1.250%, 10/15/18	$5,201,325
6,000,000	Iconix Brand Group, Inc.* 1.500%, 03/15/18	7,769,460
	Jarden Corp.*
12,000,000	1.875%, 09/15/18	15,942,540
5,000,000	1.500%, 06/15/19	5,766,775
4,000,000	M/I Homes, Inc. 3.000%, 03/01/18	4,152,960
9,635,000	Meritage Homes Corp. 1.875%, 09/15/32	10,744,278
16,500,000	MGM Resorts International~ 4.250%, 04/15/15	20,022,172
4,000,000	Ryland Group, Inc. 0.250%, 06/01/19	3,725,980
5,000,000	Shutterfly, Inc.* 0.250%, 05/15/18	5,333,100
9,000,000	Sirius XM Radio, Inc.*~ 7.000%, 12/01/14	18,966,285
4,000,000	Standard Pacific Corp. 1.250%, 08/01/32	4,954,340

		102,579,215

	Energy (2.6%)
10,000,000	Chesapeake Energy Corp.~ 2.750%, 11/15/35	10,580,300
9,000,000	Exterran Holdings, Inc. 4.250%, 06/15/14	11,515,725
8,500,000	Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	9,673,425
5,000,000	Newpark Resources, Inc.~ 4.000%, 10/01/17	6,999,450
11,500,000	Petroleum Development Corp.* 3.250%, 05/15/16	19,516,650
7,500,000	SEACOR Holdings, Inc.*~ 2.500%, 12/15/27	9,661,238
16,000,000	Stone Energy Corp.~ 1.750%, 03/01/17	17,580,080

		85,526,868

	Financials (2.4%)
6,200,000	Amtrust Financial Services, Inc. 5.500%, 12/15/21	9,595,802
5,000,000	Encore Capital Group, Inc.* 3.000%, 11/27/17	8,242,250
5,000,000	Forest City Enterprises, Inc. 4.250%, 08/15/18	5,720,225
6,000,000	Forestar Group, Inc. 3.750%, 03/01/20	7,143,480
4,200,000	FXCM, Inc.* 2.250%, 06/15/18	4,581,486

PRINCIPAL AMOUNT		VALUE
18,000,000	PHH Corp.~ 4.000%, 09/01/14	$19,764,810
3,500,000	Ryman Hospitality Properties, Inc.* 3.750%, 10/01/14	5,992,385
5,000,000	Starwood Property Trust, Inc. 4.550%, 03/01/18	5,354,650
10,000,000	Walter Investment Management Corp. 4.500%, 11/01/19	10,442,600

		76,837,688

	Health Care (4.5%)
5,000,000	Allscripts Healthcare Solutions, Inc.* 1.250%, 07/01/20	5,299,050
	BioMarin Pharmaceutical, Inc.
1,250,000	1.500%, 10/15/20	1,296,388
1,250,000	0.750%, 10/15/18	1,297,213
7,500,000	Brookdale Senior Living, Inc. 2.750%, 06/15/18	9,054,525
12,500,000	Chemed Corp. 1.875%, 05/15/14	12,774,937
10,000,000	Endo Health Solutions, Inc. 1.750%, 04/15/15	15,368,050
7,000,000	Healthways, Inc.* 1.500%, 07/01/18	5,775,910
12,500,000	Illumina, Inc.* 0.250%, 03/15/16	15,578,625
10,000,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	10,560,250
10,000,000	LifePoint Hospitals, Inc.~ 3.500%, 05/15/14	10,846,400
1,100,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	1,346,724
2,000,000	Medivation, Inc. 2.625%, 04/01/17	2,849,150
	Molina Healthcare, Inc.
10,500,000	3.750%, 10/01/14	11,934,930
5,000,000	1.125%, 01/15/20*	5,097,350
15,000,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	19,658,400
12,500,000	Volcano Corp. 1.750%, 12/01/17	12,054,812
5,000,000	Wright Med Group, Inc. 2.000%, 08/15/17	6,278,825

		147,071,539

	Industrials (1.8%)
2,000,000	CBIZ, Inc.* 4.875%, 10/01/15	2,486,490
15,255,000	EnerSys~‡ 3.375%, 06/01/38	25,885,065
19,993,000	General Cable Corp. 0.875%, 11/15/13	19,945,817
10,000,000	Navistar International Corp.* 4.500%, 10/15/18	10,124,500

		58,441,872

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Market Neutral Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE

	Information Technology (11.3%)
12,500,000	Blucora, Inc.* 4.250%, 04/01/19	$16,090,187
7,750,000	Bottomline Technologies, Inc.~ 1.500%, 12/01/17	9,564,507
7,000,000	Broadsoft, Inc. 1.500%, 07/01/18	7,465,080
20,000,000	CACI International, Inc. 2.125%, 05/01/14	26,550,200
15,900,000	Ciena Corp.*~ 3.750%, 10/15/18	22,702,497
25,400,000	Concur Technologies, Inc.* 0.500%, 06/15/18	30,051,375
5,800,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	6,567,543
10,281,000	CSG Systems International, Inc.* 3.000%, 03/01/17	13,160,194
5,000,000	Dealertrack Technologies, Inc. 1.500%, 03/15/17	5,967,100
7,300,000	Equinix, Inc. 3.000%, 10/15/14	10,634,968
8,500,000	Infinera Corp.* 1.750%, 06/01/18	9,338,100
11,000,000	InterDigital, Inc. 2.500%, 03/15/16	11,761,200
6,306,000	Ixia 3.000%, 12/15/15	7,008,867
8,000,000	JDS Uniphase Corp.* 0.625%, 08/15/33	8,297,800
7,500,000	Lam Research Corp.~ 0.500%, 05/15/16	8,716,425
7,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	8,905,190
12,000,000	Micron Technology, Inc.* 1.625%, 02/15/33	20,626,860
2,500,000	Netsuite, Inc.* 0.250%, 06/01/18	2,772,663
	Nuance Communications, Inc.
10,000,000	2.750%, 11/01/31	9,774,600
5,000,000	2.750%, 08/15/27	5,252,925
20,000,000	ON Semiconductor Corp. 2.625%, 12/15/26	21,618,400
5,200,000	Photronics, Inc. 3.250%, 04/01/16	5,870,228
7,000,000	Rambus, Inc.* 1.125%, 08/15/18	7,114,380
5,500,000	Rovi Corp. 2.625%, 02/15/40	5,576,065
7,000,000	Salesforce.com, Inc.* 0.250%, 04/01/18	7,670,635
	SanDisk Corp.
8,900,000	0.500%, 10/15/20*	9,066,875
5,200,000	1.500%, 08/15/17~	7,648,160

PRINCIPAL AMOUNT		VALUE
1,750,000	ServiceSource International, Inc.* 1.500%, 08/01/18	$1,772,663
3,000,000	Spansion, LLC* 2.000%, 09/01/20	3,232,800
	Take-Two Interactive Software, Inc.
5,000,000	1.000%, 07/01/18	5,552,050
4,000,000	1.750%, 12/01/16	4,781,920
6,300,000	TTM Technologies, Inc.~ 3.250%, 05/15/15	6,372,513
10,000,000	Web.com Group, Inc. 1.000%, 08/15/18	10,505,500
14,500,000	Workday, Inc.* 0.750%, 07/15/18	16,398,485
7,000,000	Xilinx, Inc. 2.625%, 06/15/17	11,165,420

		365,554,375

	Materials (1.9%)
20,000,000	Goldcorp, Inc.~ 2.000%, 08/01/14	20,106,900
2,950,000	Horsehead Holding Corp. 3.800%, 07/01/17	3,430,526
12,000,000	Royal Gold, Inc. 2.875%, 06/15/19	11,556,120
3,600,000	RTI International Metals, Inc. 1.625%, 10/15/19	3,894,858
10,700,000	Steel Dynamics, Inc.~ 5.125%, 06/15/14	12,123,742
7,500,000	United States Steel Corp. 2.750%, 04/01/19	9,191,137

		60,303,283

	TOTAL CONVERTIBLE BONDS (Cost $816,772,526)	896,314,840

SYNTHETIC CONVERTIBLE SECURITIES (17.0%)¤
Corporate Bonds (16.9%)
	Consumer Discretionary (4.1%)
6,500,000	Amazon.com, Inc. 0.650%, 11/27/15	6,494,540
2,794,000	American Axle & Manufacturing, Inc.* 9.250%, 01/15/17	2,966,879
	American Honda Finance Corp.
1,000,000	1.000%, 08/11/15*	1,005,835
500,000	1.125%, 10/07/16	502,520
500,000	0.744%, 10/07/16‡	502,000
	Daimler Finance North America, LLC*
5,000,000	1.300%, 07/31/15	5,038,875
5,000,000	1.250%, 01/11/16~	5,027,700
5,000,000	DIRECTV Holdings, LLC~ 3.500%, 03/01/16	5,249,675
	DISH Network Corp.
10,000,000	4.250%, 04/01/18~	10,175,000
5,000,000	6.625%, 10/01/14	5,243,750

100	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
12,669,000	Express, LLC 8.750%, 03/01/18	$13,484,567
5,000,000	Ford Motor Credit Company, LLC 1.700%, 05/09/16	5,060,225
	General Motors Company, Inc.*
3,000,000	3.250%, 05/15/18	2,998,125
2,000,000	2.750%, 05/15/16	2,025,000
5,867,000	Hanesbrands, Inc. 8.000%, 12/15/16	6,145,682
5,000,000	Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	5,012,575
4,000,000	Hyundai Capital America* 1.625%, 10/02/15	4,025,520
5,859,000	Lear Corp. 7.875%, 03/15/18	6,214,202
9,655,000	Lennar Corp. 4.125%, 12/01/18	9,691,206
5,000,000	Meritage Homes Corp. 4.500%, 03/01/18	4,968,750
5,605,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	5,678,566
2,906,000	Royal Caribbean Cruises, Ltd. 6.875%, 12/01/13	2,920,530
2,000,000	Thomson Reuters Corp. 0.875%, 05/23/16	1,989,560
2,500,000	Time Warner, Inc. 3.150%, 07/15/15	2,601,850
6,220,000	TRW Automotive, Inc.*~ 8.875%, 12/01/17	6,531,000
8,750,000	Viacom, Inc.~ 1.250%, 02/27/15	8,801,712
3,000,000	Volkswagen International Finance, NV* 1.150%, 11/20/15	3,019,335

		133,375,179

	Consumer Staples (1.7%)
5,000,000	Anheuser-Busch InBev, NV 0.800%, 07/15/15	5,023,750
2,000,000	Campbell Soup‡ 0.542%, 08/01/14	2,002,480
	ConAgra Foods, Inc.
5,000,000	1.350%, 09/10/15	5,040,225
4,500,000	1.300%, 01/25/16	4,521,600
4,000,000	Constellation Brands, Inc. 7.250%, 09/01/16	4,582,500
3,000,000	Costco Wholesale Corp. 0.650%, 12/07/15	3,010,680
500,000	General Mills, Inc. 0.875%, 01/29/16	500,567
6,561,000	Kellogg Company~ 1.125%, 05/15/15	6,620,279
2,000,000	Kimberly-Clark Corp.~‡ 0.384%, 05/15/16	2,002,210

PRINCIPAL AMOUNT		VALUE
3,000,000	Kraft Foods Group, Inc. 1.625%, 06/04/15	$3,044,760
5,000,000	PepsiCo, Inc. 0.700%, 08/13/15	5,014,175
11,347,000	Reynolds American, Inc. 1.050%, 10/30/15	11,381,438
3,000,000	Walgreen Company 1.000%, 03/13/15	3,013,980
1,000,000	WM Wrigley Jr Company* 1.400%, 10/21/16	1,006,350

		56,764,994

	Energy (1.5%)
11,500,000	Cameron International Corp. 1.600%, 04/30/15	11,586,020
5,000,000	Chesapeake Energy Corp. 3.250%, 03/15/16	5,075,000
500,000	CNOOC, Ltd. 1.125%, 05/09/16	497,003
3,000,000	Enbridge, Inc.‡ 0.898%, 10/01/16	3,010,830
3,235,000	Exterran Holdings, Inc. 7.250%, 12/01/18	3,414,785
8,000,000	Frontier Oil Corp.~ 6.875%, 11/15/18	8,682,360
8,000,000	Marathon Oil Corp. 0.900%, 11/01/15	8,008,560
1,500,000	Nabors Industries, Inc.* 2.350%, 09/15/16	1,522,057
7,000,000	Petrobras Global Finance, BV 2.000%, 05/20/16	6,957,510

		48,754,125

	Financials (2.7%)
5,000,000	ABN AMRO Bank, NV* 1.375%, 01/22/16	5,038,725
5,000,000	Aviation Capital Group Corp.* 3.875%, 09/27/16	5,103,125
8,000,000	Bank of America Corp.~ 1.250%, 01/11/16	8,025,440
1,000,000	Berkshire Hathaway Finance Corp. 0.950%, 08/15/16	1,003,775
500,000	Berkshire Hathaway, Inc. 0.800%, 02/11/16	502,012
5,585,000	BlackRock, Inc. 1.375%, 06/01/15	5,665,955
3,000,000	Charles Schwab Corp.~ 0.850%, 12/04/15	3,005,595
10,000,000	Citigroup, Inc. 1.300%, 04/01/16	10,020,800
7,000,000	Goldman Sachs Group, Inc. 1.600%, 11/23/15	7,080,430
	iStar Financial, Inc.
6,000,000	3.875%, 07/01/16	6,127,500
1,000,000	4.875%, 07/01/18	980,625

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Market Neutral Income Fund    Schedule of Investments October 31, 2013

PRINCIPAL AMOUNT		VALUE
	JPMorgan Chase & Company
15,000,000	0.800%, 04/23/15~	$15,002,550
5,000,000	1.100%, 10/15/15	5,018,375
5,000,000	Leucadia National Corp. 8.125%, 09/15/15	5,584,375
6,000,000	Morgan Stanley~ 1.750%, 02/25/16	6,063,750
5,000,000	Wells Fargo & Company 1.500%, 07/01/15	5,070,725

		89,293,757

	Health Care (2.2%)
10,000,000	AbbVie, Inc. 1.200%, 11/06/15	10,094,000
	Amgen, Inc.
14,193,000	1.875%, 11/15/14~	14,385,173
5,000,000	2.500%, 11/15/16	5,190,000
3,000,000	Baxter International, Inc. 0.950%, 06/01/16	3,014,070
6,000,000	Community Health Systems, Inc. 5.125%, 08/15/18	6,247,500
5,000,000	DaVita HealthCare Partners, Inc. 6.375%, 11/01/18	5,253,125
4,400,000	Gilead Sciences, Inc. 2.400%, 12/01/14	4,486,658
8,000,000	Grifols, SA 8.250%, 02/01/18	8,625,000
1,000,000	Mylan, Inc.* 1.800%, 06/24/16	1,010,810
3,050,000	Thermo Fisher Scientific, Inc. 3.200%, 05/01/15	3,150,879
3,000,000	Valeant Pharmaceuticals International, Inc.* 6.500%, 07/15/16	3,114,375
1,000,000	VPII Escrow Corp.* 6.750%, 08/15/18	1,094,375
5,000,000	WellPoint, Inc. 1.250%, 09/10/15	5,044,925

		70,710,890

	Industrials (2.5%)
4,000,000	Air Lease Corp. 4.500%, 01/15/16	4,203,020
	Caterpillar, Inc.
5,000,000	0.950%, 06/26/15	5,029,350
4,625,000	0.700%, 02/26/16	4,612,166
	CNH Capital, LLC
4,800,000	3.250%, 02/01/17*	4,851,000
4,000,000	3.875%, 11/01/15	4,132,500
3,510,000	Deluxe Corp. 5.125%, 10/01/14	3,619,687
8,000,000	Eaton Corp.* 0.950%, 11/02/15	8,008,240
	General Electric Capital Corp.
10,000,000	1.625%, 07/02/15	10,168,250
5,000,000	1.000%, 12/11/15	5,020,800

PRINCIPAL AMOUNT		VALUE
1,400,000	General Electric Company 0.850%, 10/09/15	$1,406,524
	John Deere Capital Corp.
5,000,000	0.950%, 06/29/15	5,037,650
500,000	1.050%, 10/11/16	502,180
1,000,000	PACCAR Financial Corp. 0.800%, 02/08/16	1,000,345
5,000,000	Penske Truck Leasing Company, LP* 2.500%, 03/15/16	5,122,800
2,365,000	SPX Corp. 7.625%, 12/15/14	2,540,897
11,960,000	Triumph Group, Inc.~ 8.000%, 11/15/17	12,460,825
2,000,000	United Continental Holdings, Inc. 6.375%, 06/01/18	2,081,250

		79,797,484

	Information Technology (1.3%)
10,000,000	Anixter International, Inc.~ 5.950%, 03/01/15	10,568,750
5,000,000	International Business Machines Corp. 0.550%, 02/06/15	5,013,325
5,000,000	Jabil Circuit, Inc. 7.750%, 07/15/16	5,728,125
6,000,000	NXP BV* 3.750%, 06/01/18	6,007,500
5,000,000	Seagate Technology, PLC* 3.750%, 11/15/18	5,037,500
6,105,000	SunGard Data Systems, Inc. 4.875%, 01/15/14	6,139,341
3,000,000	Texas Instruments, Inc. 0.450%, 08/03/15	2,999,340

		41,493,881

	Materials (0.4%)
3,000,000	Ashland, Inc. 3.000%, 03/15/16	3,071,250
1,000,000	BHP Billiton Finance USA, Ltd.‡ 0.498%, 09/30/16	1,001,350
7,625,000	Ecolab, Inc. 1.000%, 08/09/15	7,649,896

		11,722,496

	Telecommunication Services (0.4%)
	AT&T, Inc.~
6,155,000	0.800%, 12/01/15	6,151,092
5,000,000	0.900%, 02/12/16	4,995,750
	Verizon Communications, Inc.
500,000	2.500%, 09/15/16	519,002
500,000	1.782%, 09/15/16‡	515,405

		12,181,249

	Utilities (0.1%)
2,500,000	NextEra Energy, Inc. 1.200%, 06/01/15	2,516,688

	TOTAL CORPORATE BONDS	546,610,743

102	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2013

NUMBER OF CONTRACTS			VALUE
Purchased Options (0.1%)#
		Consumer Discretionary (0.0%)
429		Hasbro, Inc. Call, 01/18/14, Strike $55.00	$33,247

		Consumer Staples (0.0%)
266		Lorillard, Inc. Call, 12/21/13, Strike $50.00	50,407

		Health Care (0.0%)
180		Allergan, Inc. Call, 11/16/13, Strike $95.00	2,700
599		Merck & Company, Inc. Call, 11/16/13, Strike $49.00	899

			3,599

		Information Technology (0.1%)
2,650		Infosys, Ltd. Call, 01/18/14, Strike $52.50	901,000
1,600		KLA-Tencor Corp. Call, 01/18/14, Strike $55.00	1,728,000
3,000		Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/17/15, Strike $15.00	1,275,000

			3,904,000

		Materials (0.0%)
3,200		Vale, SA Call, 01/17/15, Strike $17.00	548,800

		TOTAL PURCHASED OPTIONS	4,540,053

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $546,026,010)	551,150,796

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (0.3%)
		Financials (0.2%)
100,000		Weyerhaeuser Company 6.375%	5,515,000

		Telecommunication Services (0.1%)
31,500		Crown Castle International Corp. 4.500%	3,224,970

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,368,200)	8,739,970

COMMON STOCKS (47.6%)
		Consumer Discretionary (6.2%)
42,000		Amazon.com, Inc.~#	15,289,260
56,500		Bed Bath & Beyond, Inc.#	4,368,580
87,733	CAD	BRP Inc.#	2,357,722
45,000		CarMax, Inc.#	2,114,550
55,000		CBS Corp. - Class B	3,252,700
27,500		Coach, Inc.	1,393,700

NUMBER OF SHARES		VALUE
315,500	Comcast Corp. - Class A	$15,011,490
76,500	D.R. Horton, Inc.	1,449,675
79,708	Del Frisco’s Restaurant Group, Inc.#	1,442,715
48,000	Delphi Automotive, PLC	2,745,600
32,812	Dick’s Sporting Goods, Inc.	1,745,927
77,000	DIRECTV - Class A#	4,811,730
25,000	Discovery Communications, Inc.#	2,223,000
51,000	Dollar General Corp.#	2,946,780
550,000	Ford Motor Company	9,410,500
15,000	Gap, Inc.	554,850
60,000	General Motors Company#	2,217,000
32,104	H&R Block, Inc.	913,038
251,000	Home Depot, Inc.	19,550,390
58,817	Ignite Restaurant Group, Inc.#	944,601
53,500	International Game Technology	1,005,800
35,000	Interpublic Group of Companies, Inc.	588,000
110,000	Johnson Controls, Inc.	5,076,500
162,699	Journal Communications, Inc.#	1,358,537
20,000	Kohl’s Corp.	1,136,000
56,047	Lamar Advertising Company#	2,561,908
44,500	Lennar Corp. - Class A	1,581,975
180,000	Lowe’s Companies, Inc.	8,960,400
27,500	Macy’s, Inc.	1,268,025
90,000	McDonald’s Corp.	8,686,800
86,911	Michael Kors Holdings, Ltd.#	6,687,801
83,000	Nike, Inc. - Class B	6,288,080
4,000	Priceline.com, Inc.#	4,215,320
92,000	PulteGroup, Inc.	1,623,800
11,000	PVH Corp.	1,370,270
40,000	Ross Stores, Inc.	3,094,000
95,000	Starbucks Corp.	7,699,750
60,000	Target Corp.	3,887,400
20,000	Time Warner Cable, Inc.	2,403,000
105,000	Time Warner, Inc.	7,217,700
66,000	TJX Companies, Inc.	4,012,140
10,000	TripAdvisor, Inc.#	827,100
42,426	Tumi Holdings, Inc.#	905,795
121,000	Twenty-First Century Fox, Inc.	4,123,680
36,500	Viacom, Inc. - Class B	3,040,085
193,300	Walt Disney Company	13,258,447
9,560	WCI Communities, Inc.#	172,462
12,000	Wynn Resorts, Ltd.	1,995,000
20,000	Yum! Brands, Inc.	1,352,400

		201,141,983

	Consumer Staples (4.7%)
257,000	Altria Group, Inc.	9,568,110
110,000	Archer-Daniels-Midland Company	4,499,000

See accompanying Notes to Schedule of Investments	www.calamos.com	103

Market Neutral Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
45,000		Avon Products, Inc.	$787,500
20,000		Beam, Inc.	1,346,000
475,000		Coca-Cola Company~	18,795,750
70,000		Colgate-Palmolive Company	4,531,100
45,000		ConAgra Foods, Inc.	1,431,450
39,000		Costco Wholesale Corp.	4,602,000
105,000		CVS Caremark Corp.	6,537,300
84,596	GBP	Diageo, PLC	2,696,706
60,000		General Mills, Inc.	3,025,200
14,000		Hershey Company	1,389,360
15,000		JM Smucker Company	1,668,150
35,000		Kellogg Company	2,213,750
30,000		Kimberly-Clark Corp.	3,240,000
58,333		Kraft Foods Group, Inc.	3,172,148
65,000		Kroger Co.	2,784,600
57,000		Lorillard, Inc.	2,907,570
17,000		Mead Johnson Nutrition Company	1,388,220
195,000		Mondelez International, Inc.	6,559,800
185,800		PepsiCo, Inc.	15,623,922
185,000		Philip Morris International, Inc.	16,487,200
275,000		Procter & Gamble Company	22,206,250
186,500		Wal-Mart Stores, Inc.	14,313,875

			151,774,961

		Energy (5.1%)
43,700		Anadarko Petroleum Corp.	4,164,173
24,500		Apache Corp.	2,175,600
75,000		Baker Hughes, Inc.	4,356,750
57,859		Cameron International Corp.#	3,174,145
192,500		Chevron Corp.	23,092,300
150,000		ConocoPhillips	10,995,000
58,000		Devon Energy Corp.	3,666,760
37,500		EOG Resources, Inc.	6,690,000
20,000		EQT Corp.	1,712,200
435,820		Exxon Mobil Corp.	39,058,188
89,000		Halliburton Company	4,719,670
10,000		Helmerich & Payne, Inc.	775,500
30,000		Hess Corp.	2,436,000
60,000		Marathon Oil Corp.	2,115,600
27,500		Marathon Petroleum Corp.	1,970,650
13,000		Murphy Oil Corp.	784,160
55,901		National Oilwell Varco, Inc.	4,538,043
65,000		Noble Energy, Inc.	4,870,450
100,000		Occidental Petroleum Corp.	9,608,000
50,750		Phillips 66	3,269,823
22,000		Pioneer Natural Resources Company	4,505,160
186,000		Schlumberger, Ltd.	17,431,920
95,000		Spectra Energy Corp.	3,379,150

NUMBER OF SHARES		VALUE
45,000	Valero Energy Corp.	$1,852,650
82,749	WPX Energy, Inc.#	1,832,063

		163,173,955

	Financials (8.2%)
29,000	ACE, Ltd.	2,767,760
37,000	Aflac, Inc.	2,404,260
95,000	Allstate Corp.	5,040,700
175,000	American Express Company~	14,315,000
220,000	American International Group, Inc.	11,363,000
6,245	American Tower Corp.	495,541
12,000	AvalonBay Communities, Inc.	1,500,600
950,000	Bank of America Corp.	13,262,000
200,000	Bank of New York Mellon Corp.	6,360,000
85,000	BB&T Corp.	2,887,450
200,000	Berkshire Hathaway, Inc. - Class B~#	23,016,000
12,000	BlackRock, Inc.	3,609,720
75,727	Blackstone Group, LP	1,990,106
65,000	Capital One Financial Corp.	4,463,550
20,000	Chubb Corp.	1,841,600
365,000	Citigroup, Inc.	17,804,700
51,000	Discover Financial Services	2,645,880
110,000	Fifth Third Bancorp	2,093,300
60,300	Franklin Resources, Inc.	3,247,758
80,000	Genworth Financial, Inc. - Class A#	1,162,400
73,000	Goldman Sachs Group, Inc.	11,742,780
70,000	Hartford Financial Services Group, Inc.	2,359,000
75,000	Invesco, Ltd.	2,531,250
560,791	JPMorgan Chase & Company	28,903,168
71,000	Lincoln National Corp.	3,224,110
15,000	Macerich Company	888,150
156,140	MetLife, Inc.	7,386,983
181,257	Morgan Stanley	5,207,514
65,000	PNC Financial Services Group, Inc.	4,779,450
47,800	Principal Financial Group, Inc.	2,268,588
55,000	Prologis, Inc.	2,197,250
84,000	Prudential Financial, Inc.	6,836,760
190,000	Regions Financial Corp.	1,829,700
41,000	Simon Property Group, Inc.	6,336,550
99,200	SLM Corp.	2,516,704
38,500	State Street Corp.	2,697,695
60,000	SunTrust Banks, Inc.	2,018,400
38,000	T. Rowe Price Group, Inc.	2,941,580
36,000	Travelers Companies, Inc.	3,106,800
342,500	US Bancorp/MN	12,795,800
30,000	Vornado Realty Trust	2,671,800
625,000	Wells Fargo & Company	26,681,250

104	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
31,097	WisdomTree Investments, Inc.#	$432,248

		264,624,855

	Health Care (6.6%)
210,800	Abbott Laboratories	7,704,740
210,800	AbbVie, Inc.	10,213,260
15,000	Actavis PLC#	2,318,700
26,500	Aetna, Inc.	1,661,550
95,364	Agilent Technologies, Inc.	4,840,677
29,000	Alexion Pharmaceuticals, Inc.#	3,565,550
83,839	Alkermes, PLC#	2,950,294
36,000	Allergan, Inc.	3,261,960
49,000	Amgen, Inc.	5,684,000
60,000	Baxter International, Inc.	3,952,200
37,000	Biogen Idec, Inc.#	9,035,030
153,993	Bristol-Myers Squibb Company	8,087,712
87,751	Bruker Corp.#	1,794,508
40,000	CareFusion Corp.#	1,550,800
46,500	Celgene Corp.#	6,904,785
11,397	Cepheid, Inc.#	464,086
52,500	Cerner Corp.#	2,941,575
35,500	Cigna Corp.	2,732,790
40,000	Covidien, PLC	2,564,400
20,000	DaVita HealthCare Partners, Inc.#	1,124,200
12,500	Edwards Lifesciences Corp.#	814,875
90,000	Eli Lilly and Company	4,483,800
70,000	Express Scripts Holding Company#	4,376,400
225,000	Gilead Sciences, Inc.#	15,972,750
280,750	Johnson & Johnson	26,000,258
18,000	Laboratory Corp. of America Holdings#	1,816,200
90,000	Medtronic, Inc.	5,166,000
344,200	Merck & Company, Inc.	15,519,978
60,000	Mylan, Inc.#	2,272,200
848,600	Pfizer, Inc.	26,035,048
15,000	Quest Diagnostics, Inc.	898,650
17,879	Regeneron Pharmaceuticals, Inc.#	5,142,000
54,500	St. Jude Medical, Inc.	3,127,755
15,000	Stryker Corp.	1,107,900
75,462	Sunshine Heart, Inc.#	795,370
75,000	Thermo Fisher Scientific, Inc.	7,333,500
134,082	Unilife Corp.#	406,268
85,000	UnitedHealth Group, Inc.	5,802,100
25,000	WellPoint, Inc.	2,120,000

		212,543,869

	Industrials (4.3%)
51,000	3M Company	6,418,350
21,739	ADT Corp.	942,820

NUMBER OF SHARES		VALUE
80,000	Boeing Company	$10,440,000
61,000	Caterpillar, Inc.	5,084,960
135,000	CSX Corp.	3,518,100
15,500	Cummins, Inc.	1,968,810
60,000	Danaher Corp.	4,325,400
32,000	Deere & Company	2,618,880
30,000	Dover Corp.	2,753,700
98,000	Eaton Corp., PLC	6,914,880
60,000	Emerson Electric Company	4,018,200
31,500	Expeditors International of Washington, Inc.	1,426,635
35,000	FedEx Corp.	4,585,000
33,000	Fluor Corp.	2,449,260
65,000	General Dynamics Corp.	5,630,950
877,500	General Electric Company	22,937,850
92,500	Honeywell International, Inc.	8,022,525
55,000	Illinois Tool Works, Inc.	4,333,450
23,125	Jacobs Engineering Group, Inc.#	1,406,462
17,500	Joy Global, Inc.	993,125
70,000	Masco Corp.	1,479,100
36,000	Norfolk Southern Corp.	3,096,720
35,000	Pentair, Ltd.	2,348,150
22,000	Precision Castparts Corp.	5,575,900
25,000	Robert Half International, Inc.	963,250
38,810	Terex Corp.#	1,356,410
40,000	Union Pacific Corp.	6,056,000
82,500	United Parcel Service, Inc.	8,104,800
100,000	United Technologies Corp.	10,625,000

		140,394,687

	Information Technology (8.4%)
55,000	Accenture, PLC - Class A	4,042,500
20,000	Amphenol Corp. - Class A	1,605,800
103,500	Apple, Inc.	54,063,225
160,000	Applied Materials, Inc.	2,856,000
42,000	Automatic Data Processing, Inc.	3,148,740
35,000	Broadcom Corp. - Class A	935,200
625,000	Cisco Systems, Inc.	14,062,500
37,000	Citrix Systems, Inc.#	2,100,860
49,500	Cognizant Technology Solutions Corp. - Class A#	4,303,035
150,000	eBay, Inc.#	7,906,500
50,000	Electronic Arts, Inc.#	1,312,500
270,000	EMC Corp.	6,498,900
22,500	F5 Networks, Inc.#	1,833,975
15,642	Global Payments, Inc.	930,386
30,326	Google, Inc.#	31,253,369
481,500	Intel Corp.	11,763,045

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Market Neutral Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
107,200		International Business Machines Corp.	$19,211,312
60,000		Juniper Networks, Inc.#	1,118,400
18,500		MasterCard, Inc. - Class A	13,266,350
56,000		Microchip Technology, Inc.	2,405,760
600,000		Microsoft Corp.	21,210,000
70,000		NetApp, Inc.	2,716,700
110,000		NVIDIA Corp.	1,669,800
344,500		Oracle Corp.	11,540,750
18,319		Qihoo 360 Technology Company, Ltd.#	1,513,882
146,100		QUALCOMM, Inc.	10,149,567
20,000		Red Hat, Inc.#	865,400
15,535		SINA Corp.#	1,298,105
90,000		TE Connectivity, Ltd.	4,634,100
19,500	HKD	Tencent Holdings, Ltd.	1,063,343
20,000		Teradata Corp.#	881,400
120,000		Texas Instruments, Inc.	5,049,600
25,000		VeriSign, Inc.#	1,357,000
96,000		Visa, Inc.	18,880,320
90,000		Yahoo!, Inc.#	2,963,700
118,175		Zynga, Inc. - Class A#	424,248

			270,836,272

		Materials (1.5%)
26,000		Air Products & Chemicals, Inc.	2,834,260
6,500		Airgas, Inc.	708,955
9,000		CF Industries Holdings, Inc.	1,940,400
26,000		Cliffs Natural Resources, Inc.	667,680
160,000		Dow Chemical Company	6,315,200
98,000		E.I. du Pont de Nemours and Company	5,997,600
10,000		Eastman Chemical Company	787,900
163,000		Freeport-McMoRan Copper & Gold, Inc.	5,991,880
210,802	GBP	Glencore Xstrata, PLC#	1,147,231
35,000		LyondellBasell Industries NV- Class A	2,611,000
67,000		Monsanto Company	7,026,960
45,000		Mosaic Company	2,063,250
84,000		Newmont Mining Corp.	2,289,840
16,000		PPG Industries, Inc.	2,921,280
35,000		Praxair, Inc.	4,364,850
15,000		Sigma-Aldrich Corp.	1,296,450

			48,964,736

		Telecommunication Services (1.1%)
520,100		AT&T, Inc.	18,827,620
94,000		CenturyLink, Inc.	3,182,840
255,000		Verizon Communications, Inc.	12,880,050

			34,890,510

NUMBER OF SHARES		VALUE

	Utilities (1.5%)
50,000	AES Corp.	$704,500
30,000	Ameren Corp.	1,085,400
63,000	American Electric Power Company, Inc.	2,950,920
55,000	CMS Energy Corp.	1,510,300
40,000	Consolidated Edison, Inc.	2,328,800
45,000	Dominion Resources, Inc.	2,868,750
125,000	Duke Energy Corp.	8,966,250
50,000	Edison International	2,451,500
24,000	Entergy Corp.	1,553,280
70,000	Exelon Corp.	1,997,800
50,000	FirstEnergy Corp.	1,893,500
76,500	NextEra Energy, Inc.	6,483,375
20,000	Northeast Utilities	857,800
60,000	PG&E Corp.	2,511,000
50,000	PPL Corp.	1,531,500
60,000	Public Service Enterprise Group, Inc.	2,010,000
161,000	Southern Company	6,586,510
45,000	Xcel Energy, Inc.	1,298,700

		49,589,885

	TOTAL COMMON STOCKS (Cost $1,519,321,236)	1,537,935,713

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.2%)#
	Other (0.2%)
	S & P 500 Index
2,000	Put, 01/18/14, Strike $1,700.00	4,860,000
1,250	Put, 11/16/13, Strike $1,650.00	153,125
1,050	Put, 12/21/13, Strike $1,650.00	808,500
1,000	Put, 11/16/13, Strike $1,675.00	195,000

		6,016,625

	TOTAL PURCHASED OPTIONS (Cost $12,389,767)	6,016,625

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (9.4%)
303,657,644	Fidelity Prime Money Market Fund - Institutional Class (Cost $303,657,644)	303,657,644

TOTAL INVESTMENTS (102.2%) (Cost $3,206,535,383)		3,303,815,588

LIABILITIES, LESS OTHER ASSETS (-2.2%)		(71,394,249)

NET ASSETS (100.0%) $3,232,421,339

106	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-14.1%)#
		Consumer Discretionary (-1.7%)
(5,826)	EUR	Bayerische Motoren Werke, AG	$(659,378)
(23,440)		Children’s Place Retail Stores, Inc.	(1,279,590)
(30,000)		Ctrip.com International, Ltd.	(1,627,500)
(21,857)		Guess?, Inc.	(683,031)
(42,881)		Hasbro, Inc.	(2,214,804)
(126,300)		Iconix Brand Group, Inc.	(4,558,167)
(180,000)		Jarden Corp.	(9,964,800)
(49,500)		M/I Homes, Inc.	(1,013,265)
(72,650)		Meritage Homes Corp.	(3,297,583)
(488,600)		MGM Resorts International	(9,302,944)
(2,724)		Ralph Lauren Corp.	(451,203)
(20,125)		Ryland Group, Inc.	(809,025)
(45,195)		Shutterfly, Inc.	(2,220,882)
(4,000,000)		Sirius XM Radio, Inc.	(15,080,000)
(247,500)		Standard Pacific Corp.	(1,962,675)
(8,258)		Tiffany & Company	(653,786)
(55,800)		Wendy’s Company	(484,902)

			(56,263,535)

		Consumer Staples (0.0%)
(12,566)		Monster Beverage Corp.	(719,152)
(9,336)		Sprouts Farmers Market, Inc.	(430,016)

			(1,149,168)

		Energy (-1.3%)
(55,000)		Chesapeake Energy Corp.	(1,537,800)
(270,500)		Exterran Holdings, Inc.	(7,722,775)
(82,000)		Hornbeck Offshore Services, Inc.	(4,532,140)
(292,873)		Newpark Resources, Inc.	(3,734,131)
(203,600)		PDC Energy, Inc.	(13,806,116)
(70,000)		SEACOR Holdings, Inc.	(6,846,000)
(129,500)		Stone Energy Corp.	(4,514,370)

			(42,693,332)

		Financials (-1.5%)
(202,015)		Amtrust Financial Services, Inc.	(7,749,295)
(117,959)		Encore Capital Group, Inc.	(5,762,297)
(115,000)		Forest City Enterprises, Inc. - Class A	(2,329,900)
(160,000)		Forestar Group, Inc.	(3,572,800)
(180,000)		FXCM, Inc.	(2,950,200)
(115,651)		Janus Capital Group, Inc.	(1,141,475)
(23,636)		NASDAQ OMX Group, Inc.	(837,424)
(299,900)		PHH Corp.	(7,212,595)
(152,106)		Ryman Hospitality Properties, Inc.	(5,614,233)
(17,029)		Signature Bank	(1,733,893)
(53,000)		Starwood Property Trust, Inc.	(1,361,570)
(76,600)		Walter Investment Management Corp.	(2,893,182)

NUMBER OF SHARES			VALUE
(120,000)		Weyerhaeuser Company	$(3,648,000)

			(46,806,864)

		Health Care (-2.5%)
(240,000)		Allscripts Healthcare Solutions, Inc.	(3,319,200)
(17,300)		BioMarin Pharmaceutical, Inc.	(1,086,786)
(175,500)		Brookdale Senior Living, Inc.	(4,752,540)
(47,275)		Chemed Corp.	(3,206,191)
(308,500)		Endo Health Solutions, Inc.	(13,490,705)
(171,500)		Healthways, Inc.	(1,651,545)
(87,000)		Illumina, Inc.	(8,135,370)
(87,500)		Integra LifeSciences Holdings Corp.	(4,005,750)
(73,350)		LifePoint Hospitals, Inc.	(3,787,794)
(7,250)		Medidata Solutions, Inc.	(799,747)
(23,450)		Medivation, Inc.	(1,403,717)
(340,200)		Molina Healthcare, Inc.	(10,763,928)
(29,075)		NuVasive, Inc.	(924,004)
(178,700)		Salix Pharmaceuticals, Ltd.	(12,821,725)
(208,400)		Volcano Corp.	(3,995,028)
(18,592)	DKK	William Demant Holding, A/S	(1,841,110)
(149,000)		Wright Medical Group, Inc.	(4,048,330)

			(80,033,470)

		Industrials (-0.8%)
(175,400)		CBIZ, Inc.	(1,431,264)
(29,709)		Deluxe Corp.	(1,398,997)
(324,750)		EnerSys	(21,547,162)
(80,000)		Navistar International Corp.	(2,892,800)

			(27,270,223)

		Information Technology (-5.6%)
(250,000)		Blucora, Inc.	(5,907,500)
(153,000)		Bottomline Technologies, Inc.	(4,807,260)
(84,000)		BroadSoft, Inc.	(2,748,480)
(310,400)		CACI International, Inc. - Class A	(22,342,592)
(489,400)		Ciena Corp.	(11,388,338)
(137,500)		Concur Technologies, Inc.	(14,382,500)
(50,000)		Cornerstone OnDemand, Inc.	(2,368,500)
(236,500)		CSG Systems International, Inc.	(6,588,890)
(80,298)		DealerTrack Holdings, Inc.	(2,995,115)
(70,500)		Equinix, Inc.	(11,384,340)
(16,175)		FactSet Research Systems, Inc.	(1,762,105)
(425,000)		Infinera Corp.	(4,339,250)
(79,500)		Infosys, Ltd.	(4,218,270)
(61,300)		InterDigital, Inc.	(2,375,375)
(146,000)		Ixia	(2,070,280)
(217,800)		JDS Uniphase Corp.	(2,851,002)
(92,500)		KLA-Tencor Corp.	(6,068,000)
(28,000)		Lam Research Corp.	(1,518,440)
(186,900)		Mentor Graphics Corp.	(4,126,752)

See accompanying Notes to Schedule of Investments	www.calamos.com	107

Market Neutral Income Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES		VALUE
(733,976)	Micron Technology, Inc.	$(12,976,696)
(11,700)	NetSuite, Inc.	(1,180,296)
(237,500)	Nuance Communications, Inc.	(3,695,500)
(802,000)	ON Semiconductor Corp.	(5,662,120)
(224,480)	Photronics, Inc.	(1,885,632)
(315,000)	Rambus, Inc.	(2,753,100)
(65,800)	Salesforce.com, Inc.	(3,511,088)
(109,600)	SanDisk Corp.	(7,617,200)
(59,400)	ServiceSource International, Inc.	(642,708)
(120,000)	Spansion, Inc.	(1,436,400)
(135,000)	Taiwan Semiconductor Manufacturing Company, Ltd.	(2,485,350)
(184,800)	Take-Two Interactive Software, Inc.	(3,309,768)
(100,500)	TTM Technologies, Inc.	(879,375)
(150,000)	Web.com Group, Inc.	(4,042,500)
(86,000)	Workday, Inc.	(6,438,820)
(162,000)	Xilinx, Inc.	(7,358,040)

		(180,117,582)

	Materials (-0.6%)
(141,600)	Horsehead Holding Corp.	(2,054,616)
(37,000)	Royal Gold, Inc.	(1,777,480)
(62,000)	RTI International Metals, Inc.	(2,101,800)
(357,800)	Steel Dynamics, Inc.	(6,429,666)
(190,000)	United States Steel Corp.	(4,729,100)
(80,000)	Vale, SA	(1,280,800)

		(18,373,462)

	Telecommunication Services (-0.1%)
(27,500)	Crown Castle International Corp.	(2,090,550)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $376,818,403)	(454,798,186)

EXCHANGE-TRADED FUNDS SOLD SHORT (-0.8%) #
(29,771)	Consumer Discretionary Select Sector SPDR Fund	(1,887,779)
(74,951)	Consumer Staples Select Sector SPDR Fund	(3,174,175)
(28,135)	Energy Select Sector SPDR Fund	(2,430,583)
(25,000)	Global X China Consumer ETF	(394,000)
(56,267)	Health Care Select Sector SPDR Fund	(2,967,522)
(5,000)	iShares Global Healthcare ETF	(413,350)
(9,440)	iShares NASDAQ Biotechnology ETF	(1,936,333)
(9,598)	iShares U.S. Healthcare Providers ETF	(842,416)
(15,000)	iShares U.S. Medical Devices ETF	(1,341,150)
(35,643)	Powershares QQQ	(2,950,884)
(3,644)	SPDR S&P Biotech ETF	(433,599)
(14,743)	SPDR S&P China ETF	(1,111,917)
(31,335)	SPDR S&P Oil & Gas Exploration & Production ETF	(2,180,603)

NUMBER OF SHARES		VALUE
(70,139)	SPDR S&P Regional Banking ETF	$(2,619,692)
(22,520)	SPDR S&P Retail ETF	(1,895,508)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $24,845,630)	(26,579,511)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-1.1%)#
	Health Care (0.0%)
90	Alexion Pharmaceuticals, Inc. Call, 01/18/14, Strike $125.00	(55,800)

	Industrials (0.0%)
389	Terex Corp. Call, 11/16/13, Strike $34.00	(61,268)

	Materials (0.0%)
250	Mosaic Company Put, 12/21/13, Strike $50.00	(123,125)

	Other (-1.1%)
	S & P 500 Index
1,750	Call, 11/16/13, Strike $1,675.00	(14,778,750)
1,350	Call, 12/21/13, Strike $1,725.00	(6,851,250)
1,250	Call, 11/16/13, Strike $1,690.00	(8,762,500)
500	Call, 12/21/13, Strike $1,775.00	(1,040,000)
500	Call, 12/31/13, Strike $1,780.00	(1,090,000)
500	Call, 12/31/13, Strike $1,730.00	(2,520,000)
500	Call, 01/18/14, Strike $1,775.00	(1,457,500)

		(36,500,000)

	TOTAL WRITTEN OPTIONS (Premium $13,805,358)	(36,740,193)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $306,898,959.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2013.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

108	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments October 31, 2013

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	109

Long/Short Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
COMMON STOCKS (75.6%)
		Consumer Discretionary (18.5%)
46,319	CAD	BRP Inc.#	$1,244,769
41,585		Del Frisco’s Restaurant Group, Inc.#	752,689
16,938		Dick’s Sporting Goods, Inc.	901,271
16,762		H&R Block, Inc.	476,711
30,716		Ignite Restaurant Group, Inc.#~	493,299
85,189		Journal Communications, Inc.#	711,328
32,840		Lamar Advertising Company#	1,501,116
24,436		Michael Kors Holdings, Ltd.#	1,880,350
22,190		Tumi Holdings, Inc.#	473,757
4,891		WCI Communities, Inc.#	88,234

			8,523,524

		Consumer Staples (3.1%)
44,536	GBP	Diageo, PLC	1,419,695

		Energy (6.7%)
30,188		Cameron International Corp.#~	1,656,114
5,709		National Oilwell Varco, Inc.	463,456
44,620		WPX Energy, Inc.#~	987,887

			3,107,457

		Financials (10.2%)
3,188		American Tower Corp.	252,968
41,492		Blackstone Group, LP~	1,090,410
21,555		JPMorgan Chase & Company~	1,110,945
24,057		Morgan Stanley~	691,157
54,666		SLM Corp.~	1,386,876
13,112		WisdomTree Investments, Inc.#	182,257

			4,714,613

		Health Care (16.9%)
36,226		Agilent Technologies, Inc.~	1,838,832
45,052		Alkermes, PLC#	1,585,380
7,173		Bristol-Myers Squibb Company~	376,726
45,554		Bruker Corp.#	931,579
5,831		Cepheid, Inc.#	237,438
25,000		MacroGenics, Inc.#	673,500
5,465		Regeneron Pharmaceuticals, Inc.#	1,571,734
22,855		Sunshine Heart, Inc.#	240,892
5,000		Surgical Care Affiliates, Inc.#	131,250
70,714		Unilife Corp.#	214,263

			7,801,594

		Industrials (2.4%)
2,000		58.com, Inc.#	48,240
11,302		ADT Corp.	490,168
16,407		Terex Corp.#~	573,424

			1,111,832

NUMBER OF SHARES			VALUE

		Information Technology (12.4%)
2,646		Apple, Inc.	$1,382,138
8,286		Global Payments, Inc.	492,851
1,808		Google, Inc.#~	1,863,289
9,549		Qihoo 360 Technology Company, Ltd.#	789,130
8,382		SINA Corp.#	700,400
5,200	HKD	Tencent Holdings, Ltd.	283,558
62,366		Zynga, Inc. - Class A#~	223,894

			5,735,260

		Materials (1.3%)
112,117	GBP	Glencore Xstrata, PLC#	610,165

		Telecommunication Services (4.1%)
51,408		Vodafone Group, PLC	1,892,843

		TOTAL COMMON STOCKS (Cost $33,224,023)	34,916,983

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.1%)#
		Consumer Discretionary (0.0%)
181		Hasbro, Inc. Call, 01/18/14, Strike $55.00	14,027

		Consumer Staples (0.1%)
113		Lorillard, Inc. Call, 12/21/13, Strike $50.00	21,413

		Health Care (0.0%)
70		Allergan, Inc. Call, 11/16/13, Strike $95.00	1,050
248		Merck & Company, Inc. Call, 11/16/13, Strike $49.00	372

			1,422

		Information Technology (0.0%)
7		Apple, Inc. Call, 11/16/13, Strike $550.00	1,341

		TOTAL PURCHASED OPTIONS (Cost $73,402)	38,203

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (21.8%)
10,073,599		Fidelity Prime Money Market Fund - Institutional Class (Cost $10,073,599)	10,073,599

TOTAL INVESTMENTS (97.5%) (Cost $43,371,024)			45,028,785

OTHER ASSETS, LESS LIABILITIES (2.5%)			1,147,991

NET ASSETS (100.0%)			$46,176,776

110	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Long/Short Fund    Schedule of Investments October 31, 2013

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-27.1%)#
		Consumer Discretionary (-7.4%)
(3,059)	EUR	Bayerische Motoren Werke, AG	$(346,213)
(5,963)		Bed Bath & Beyond, Inc.	(461,059)
(10,206)		Children’s Place Retail Stores, Inc.	(557,146)
(11,545)		Guess?, Inc.	(360,781)
(18,129)		Hasbro, Inc.	(936,363)
(1,428)		Ralph Lauren Corp.	(236,534)
(3,596)		Tiffany & Company	(284,695)
(28,406)		Wendy’s Company	(246,848)

			(3,429,639)

		Consumer Staples (-1.3%)
(6,489)		Monster Beverage Corp.	(371,366)
(4,938)		Sprouts Farmers Market, Inc.	(227,444)

			(598,810)

		Financials (-4.2%)
(56,690)		Janus Capital Group, Inc.	(559,530)
(12,535)		NASDAQ OMX Group, Inc.	(444,115)
(8,922)		Signature Bank	(908,438)

			(1,912,083)

		Health Care (-8.4%)
(5,582)		Amgen, Inc.	(647,512)
(9,275)		Laboratory Corp. of America Holdings	(935,848)
(17,266)		Medtronic, Inc.	(991,068)
(12,671)		NuVasive, Inc.	(402,684)
(9,204)	DKK	William Demant Holding, A/S	(911,445)

			(3,888,557)

		Industrials (-1.6%)
(15,319)		Deluxe Corp.	(721,372)

		Information Technology (-2.0%)
(8,559)		FactSet Research Systems, Inc.	(932,418)

		Telecommunication Services (-2.2%)
(13,532)		AT&T, Inc.	(489,858)
(10,313)		Verizon Communications, Inc.	(520,910)

			(1,010,768)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $11,632,442)	(12,493,647)

EXCHANGE-TRADED FUND SOLD SHORT (-1.7%)#
(11,563)		SPDR S&P Oil & Gas Exploration & Production ETF (Proceeds $ 805,268)	(804,669)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%)#
	Industrials (-0.1%)
164	Terex Corp. Call, 11/16/13, Strike $34.00	$(25,830)

	Information Technology (0.0%)
7	Apple, Inc. Put, 11/01/13, Strike $505.00	(56)

	TOTAL WRITTEN OPTIONS (Premium $41,970)	(25,886)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $3,731,471.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	111

Statements of Assets and Liabilities    October 31, 2013

	GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$3,189,255,589	$101,435,186	$49,001,993	$44,132,716	$34,005,208
Investments in securities, at value	$4,423,285,731	$111,827,795	$66,075,115	$46,888,163	$35,793,891
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	31,202	19,983	4,580	23,929
Foreign currency (cost $-)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	210,011	—	6,373	—	—
Receivables:
Accrued interest and dividends	2,799,860	203,428	47,019	1,391	89,670
Investments sold	42,586,612	5,737,656	282,797	1,856,330	—
Fund shares sold	2,520,013	506,289	5,443	25,691	9,902
Prepaid expenses	122,161	26,973	21,444	27,243	—
Deferred offering costs	—	—	—	—	99,110
Other assets	856,991	84,434	76,693	13,901	432
Total assets	4,472,381,379	118,417,777	66,534,867	48,817,299	36,016,934
LIABILITIES
Due to custodian bank	—	—	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $81,712)	—	61,338	—	—	—
Unrealized depreciation on forward foreign currency contracts	129,196	—	—	—	—
Payables:
Investments purchased	14,542,753	6,604,009	160,496	959,755	2,036,811
Fund shares redeemed	11,064,978	1,960,753	60,049	19,082	25,938
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	2,942,301	96,418	52,018	40,134	28,074
Distribution fees	96,473	1,632	1,015	701	375
Deferred compensation to trustees	856,991	84,434	76,693	13,901	432
Financial accounting fees	43,162	1,109	630	461	323
Trustees’ fees and officer compensation	41,196	2,531	2,529	2,402	2,504
Other accounts payable and accrued liabilities	1,511,498	33,183	25,019	21,369	57,658
Total liabilities	31,228,548	8,845,407	378,449	1,057,805	2,152,115
NET ASSETS	$4,441,152,831	$109,572,370	$66,156,418	$47,759,494	$33,864,819
COMPOSITION OF NET ASSETS
Paid in capital	$2,080,607,037	$90,359,219	$51,423,775	$38,645,643	$31,898,532
Undistributed net investment income (loss)	1,620,126	973,005	103,087	(67,912)	110,791
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	1,124,811,007	7,827,170	(2,449,964)	6,426,316	66,813
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,234,114,661	10,412,976	17,079,520	2,755,447	1,788,683
NET ASSETS	$4,441,152,831	$109,572,370	$66,156,418	$47,759,494	$33,864,819
CLASS A SHARES†
Net assets applicable to shares outstanding	$2,237,327,774	$78,843,415	$26,248,567	$30,725,660	$25,922,324
Shares outstanding	38,081,546	5,179,139	1,571,212	2,080,452	2,502,510
Net asset value and redemption price per share	$58.75	$15.22	$16.71	$14.77	$10.36
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$61.68	$15.98	$17.54	$15.51	$10.88
CLASS B SHARES†**
Net assets applicable to shares outstanding	$84,894,657	$1,102,618	$796,406	$1,632,791	$—
Shares outstanding	1,488,141	77,829	50,549	113,212	—
Net asset value and redemption price per share	$57.05	$14.17	$15.76	$14.42	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,096,491,667	$8,641,244	$10,914,365	$2,552,917	$252,856
Shares outstanding	21,259,219	613,194	692,402	177,081	24,452
Net asset value and redemption price per share	$51.58	$14.09	$15.76	$14.42	$10.34
CLASS I SHARES†
Net assets applicable to shares outstanding	$1,010,804,821	$20,857,487	$27,930,838	$11,061,574	$7,586,110
Shares outstanding	15,515,553	1,339,996	1,656,518	742,928	731,886
Net asset value and redemption price per share	$65.15	$15.57	$16.86	$14.89	$10.37
CLASS R SHARES†
Net assets applicable to shares outstanding	$11,633,912	$127,606	$266,242	$1,786,552	$103,529
Shares outstanding	201,800	8,459	16,121	121,825	10,000
Net asset value and redemption price per share	$57.65	$15.09	$16.51	$14.66	$10.35

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

112	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2013

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$25,067,634	$796,290,326		$473,114,411		$343,923,753	$2,844,451,607
Investments in securities, at value	$25,307,915	$928,473,654		$520,185,642		$411,363,056	$3,437,471,337
Cash with custodian (interest bearing)	—	—		—		—	—
Restricted cash for short positions (interest bearing)	—	—		—		—	—
Due from investment advisor	20,878	10,819		—		16,091	62,198
Foreign currency (cost $-)	—	—		—		—	—
Unrealized appreciation on forward foreign currency contracts	—	—		—		—	2,562
Receivables:
Accrued interest and dividends	1,971	1,773,898		599,139		462,935	12,391,691
Investments sold	54,309	3,536,672		4,318,715		710,754	11,121,559
Fund shares sold	5,068,224	1,402,531		3,437,951		330,418	1,836,519
Prepaid expenses	—	52,375		62,901		31,648	87,781
Deferred offering costs	99,110	—		—		—	—
Other assets	423	81,653		35,964		47,682	416,383
Total assets	30,552,830	935,331,602		528,640,312		412,962,584	3,463,390,030
LIABILITIES
Due to custodian bank	—	—		—		—	—
Securities sold short, at value (proceeds $-)	—	—		—		—	—
Options written, at value (premium $557,761)	—	—		—		—	485,925
Unrealized depreciation on forward foreign currency contracts	—	—		—		—	418,563
Payables:
Investments purchased	9,903,032	9,388,045		12,828,902		1,684,018	4,610,462
Fund shares redeemed	17,733	3,030,848		743,964		686,567	6,949,124
Dividends payable	—	—		—		—	—
Affiliates:
Investment advisory fees	5,318	750,166		471,550		327,478	1,961,956
Distribution fees	178	9,652		4,281		4,353	85,962
Deferred compensation to trustees	423	81,653		35,964		47,682	416,383
Financial accounting fees	61	9,033		4,933		3,969	33,584
Trustees’ fees and officer compensation	2,565	8,513		4,668		4,606	29,362
Other accounts payable and accrued liabilities	63,823	1,335,628		732,576		127,712	1,015,098
Total liabilities	9,993,133	14,613,538		14,826,838		2,886,385	16,006,419
NET ASSETS	$20,559,697	$920,718,064		$513,813,474		$410,076,199	$3,447,383,611
COMPOSITION OF NET ASSETS
Paid in capital	$20,327,951	$793,340,344		$461,859,626		$335,420,332	$2,516,196,608
Undistributed net investment income (loss)	(8,642)	4,570,949		721,778		1,928,813	18,614,528
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	107	(8,348,667)		4,710,901		5,283,146	319,886,029
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	240,281	131,155,438	*	46,521,169	*	67,443,908	592,686,446
NET ASSETS	$20,559,697	$920,718,064		$513,813,474		$410,076,199	$3,447,383,611
CLASS A SHARES†
Net assets applicable to shares outstanding	$13,031,577	$368,964,351		$164,272,891		$152,068,291	$1,614,235,552
Shares outstanding	1,225,601	19,173,660		11,759,121		10,158,727	45,035,806
Net asset value and redemption price per share	$10.63	$19.24		$13.97		$14.97	$35.84
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.16	$20.20		$14.67		$15.72	$37.63
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$5,994,908		$1,787,691		$2,751,488	$49,768,971
Shares outstanding	—	328,697		131,551		191,285	1,212,710
Net asset value and redemption price per share	$—	$18.24		$13.59		$14.38	$41.04
CLASS C SHARES†**
Net assets applicable to shares outstanding	$122,499	$65,621,833		$34,021,743		$32,974,676	$1,093,073,875
Shares outstanding	11,541	3,602,724		2,504,280		2,296,875	30,553,363
Net asset value and redemption price per share	$10.61	$18.21		$13.59		$14.36	$35.78
CLASS I SHARES†
Net assets applicable to shares outstanding	$7,299,344	$460,586,830		$311,822,917		$212,912,795	$668,123,767
Shares outstanding	685,979	23,641,802		22,163,312		14,091,003	19,049,311
Net asset value and redemption price per share	$10.64	$19.48		$14.07		$15.11	$35.07
CLASS R SHARES†
Net assets applicable to shares outstanding	$106,277	$19,550,142		$1,908,232		$9,368,949	$22,181,446
Shares outstanding	10,000	1,029,813		137,490		635,247	623,575
Net asset value and redemption price per share	$10.63	$18.98		$13.88		$14.75	$35.57

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $999,330 and $529,256, respectively.

See accompanying Notes to Financial Statements	www.calamos.com	113

Statements of Assets and Liabilities    October 31, 2013

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND		HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
ASSETS
Investments in securities, at cost	$555,681,153	$1,037,193,547	$168,853,373		$256,012,691	$3,206,535,383
Investments in securities, at value	$638,925,815	$1,186,659,337	$172,514,899		$265,758,511	$3,303,815,588
Cash with custodian (interest bearing)	—	—	—		55,856	4,176,889
Restricted cash for short positions (interest bearing)	—	—	—		—	438,683,350
Due from investment advisor	—	—	6,509		—	—
Foreign currency (cost $52,658)	—	—	—		—	53,799
Unrealized appreciation on forward foreign currency contracts	—	842	—		—	—
Receivables:
Accrued interest and dividends	2,440,368	5,555,513	1,444,741		4,365,518	10,989,289
Investments sold	5,322,398	24,286,813	—		2,091,000	437,394,140
Fund shares sold	1,118,144	5,113,218	35,897		988,883	22,427,759
Prepaid expenses	49,513	61,861	35,373		40,481	94,522
Deferred offering costs	—	—	—		—	—
Other assets	152,389	208,853	51,246		96,608	197,129
Total assets	648,008,627	1,221,886,437	174,088,665		273,396,857	4,217,832,465
LIABILITIES
Due to custodian bank	1,337,562	—	—		—	—
Securities sold short, at value (proceeds $401,664,033)	—	—	—		—	481,377,697
Options written, at value (premium $185,015, $13,805,358)	—	161,200	—		—	36,740,193
Unrealized depreciation on forward foreign currency contracts	—	470,191	—		—	—
Payables:
Investments purchased	—	12,364,277	3,001,385		5,476,000	459,182,056
Fund shares redeemed	4,481,181	3,219,097	2,549,091		2,929,828	5,037,320
Dividends payable	—	—	18,120		72,263	—
Affiliates:
Investment advisory fees	546,177	723,855	82,122		171,145	1,811,564
Distribution fees	13,869	25,805	3,074		4,852	35,075
Deferred compensation to trustees	152,389	208,853	51,246		96,608	197,129
Financial accounting fees	6,354	11,680	1,717		2,624	30,924
Trustees’ fees and officer compensation	10,653	11,675	3,542		3,983	20,593
Other accounts payable and accrued liabilities	205,414	296,710	47,922		68,183	978,575
Total liabilities	6,753,599	17,493,343	5,758,219		8,825,486	985,411,126
NET ASSETS	$641,255,028	$1,204,393,094	$168,330,446		$264,571,371	$3,232,421,339
COMPOSITION OF NET ASSETS
Paid in capital	$452,289,753	$945,417,574	$161,209,959		$250,784,271	$3,140,044,882
Undistributed net investment income (loss)	10,186,237	14,982,757	3,461,820		(337,505)	1,828,266
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	95,510,971	94,964,423	(2,859)		4,378,785	95,915,451
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	83,268,067	149,028,340	3,661,526		9,745,820	(5,367,260)
NET ASSETS	$641,255,028	$1,204,393,094	$168,330,446		$264,571,371	$3,232,421,339
CLASS A SHARES†
Net assets applicable to shares outstanding	$210,537,456	$514,593,258	$93,690,528		$201,791,411	$1,354,179,629
Shares outstanding	17,871,542	26,882,136	8,602,936		20,381,834	103,413,396
Net asset value and redemption price per share	$11.78	$19.14	$10.89		$9.90	$13.09
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$12.37	$20.09	$11.31	#	$10.39	$13.74
CLASS B SHARES†**
Net assets applicable to shares outstanding	$10,884,215	$11,390,761	$5,318,520		$3,339,770	$9,117,196
Shares outstanding	917,636	489,521	488,399		321,615	659,923
Net asset value and redemption price per share	$11.86	$23.27	$10.89		$10.38	$13.82
CLASS C SHARES†**
Net assets applicable to shares outstanding	$185,576,685	$325,822,972	$25,964,209		$34,145,696	$289,520,100
Shares outstanding	16,786,574	17,269,806	2,384,955		3,318,107	21,770,072
Net asset value and redemption price per share	$11.06	$18.87	$10.89		$10.29	$13.30
CLASS I SHARES†
Net assets applicable to shares outstanding	$232,582,829	$349,512,104	$41,108,862		$25,102,524	$1,574,196,846
Shares outstanding	19,405,943	19,702,077	3,776,141		2,535,417	121,404,460
Net asset value and redemption price per share	$11.99	$17.74	$10.89		$9.90	$12.97
CLASS R SHARES†
Net assets applicable to shares outstanding	$1,673,843	$3,073,999	$2,248,327		$191,970	$5,407,568
Shares outstanding	143,382	161,499	206,425		19,409	414,366
Net asset value and redemption price per share	$11.67	$19.03	$10.89		$9.89	$13.05

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

114	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2013

LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$43,371,024
Investments in securities, at value	$45,028,785
Cash with custodian (interest bearing)	—
Restricted cash for short positions (interest bearing)	12,927,668
Due from investment advisor	8,044
Foreign currency (cost $-)	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Accrued interest and dividends	11,503
Investments sold	5,125,379
Fund shares sold	3,749,882
Prepaid expenses	79
Deferred offering costs	91,100
Other assets	986
Total assets	66,943,426
LIABILITIES
Due to custodian bank	—
Securities sold short, at value (proceeds $12,437,710)	13,298,316
Options written, at value (premium $41,970)	25,886
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investments purchased	7,333,847
Fund shares redeemed	17,731
Dividends payable	—
Affiliates:
Investment advisory fees	39,821
Distribution fees	135
Deferred compensation to trustees	986
Financial accounting fees	366
Trustees’ fees and officer compensation	167
Other accounts payable and accrued liabilities	49,395
Total liabilities	20,766,650
NET ASSETS	$46,176,776
COMPOSITION OF NET ASSETS
Paid in capital	$45,284,785
Undistributed net investment income (loss)	(16,835)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	95,129
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	813,697
NET ASSETS	$46,176,776
CLASS A SHARES†
Net assets applicable to shares outstanding	$9,257,751
Shares outstanding	900,907
Net asset value and redemption price per share	$10.28
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.79
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—
Shares outstanding	—
Net asset value and redemption price per share	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$382,955
Shares outstanding	37,380
Net asset value and redemption price per share	$10.24
CLASS I SHARES†
Net assets applicable to shares outstanding	$36,433,395
Shares outstanding	3,541,913
Net asset value and redemption price per share	$10.29
CLASS R SHARES†
Net assets applicable to shares outstanding	$102,675
Shares outstanding	10,000
Net asset value and redemption price per share	$10.27

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	115

Statements of Operations    Year Ended October 31, 2013

	GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND[1]
INVESTMENT INCOME
Interest	$4,847,630	$2,281	$3,763	$260	$—
Dividends	54,601,914	2,093,505	706,620	251,461	204,833
Dividend taxes withheld	(908,582)	(12,706)	(13,870)	—	—
Total investment income	58,540,962	2,083,080	696,513	251,721	204,833

EXPENSES
Investment advisory fees	41,109,168	847,060	586,108	397,345	61,802
Performance fees	—	—	—	—	—
Distribution fees
Class A	6,407,666	155,642	58,573	62,717	11,652
Class B	1,141,158	10,934	11,533	14,723	—
Class C	11,228,333	47,709	97,781	22,877	376
Class R	69,461	556	937	7,888	119
Transfer agent fees	7,027,877	58,646	47,655	26,590	2,418
Printing and mailing fees	969,166	18,747	14,570	12,590	870
Financial accounting fees	578,919	9,728	6,847	4,562	711
Accounting fees	264,868	23,399	21,910	23,658	3,620
Trustees’ fees and officer compensation	218,488	17,063	16,376	15,579	5,133
Registration fees	174,499	59,621	57,672	56,679	—
Custodian fees	169,400	13,028	12,892	10,071	2,262
Audit fees	146,439	15,007	13,658	13,151	6,003
Legal fees	116,982	14,591	8,836	8,376	1,914
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	—	35,146
Other	310,273	4,385	35,704	3,928	833
Total expenses	69,932,697	1,296,116	991,052	680,734	132,859
Less expense reductions	—	(318,853)	(283,675)	(75,629)	(52,730)
Net expenses	69,932,697	977,263	707,377	605,105	80,129
NET INVESTMENT INCOME (LOSS)	(11,391,735)	1,105,817	(10,864)	(353,384)	124,704

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,145,990,659	10,402,578	8,136,018	8,678,430	100,960
Purchased options	(3,400,183)	(986,167)	(29,310)	(726,966)	(133,986)
Foreign currency transactions	5,110,167	2,968	180,775	(374)	—
Written options	985,356	1,202,836	—	—	86,322
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	5,116,452	8,919,398	6,791,695	956,423	1,788,683
Purchased options	1,488,943	—	—	423,566	—
Foreign currency translations	1,667,360	560	33,168	—	—
Written options	(1,354,612)	20,374	—	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	1,155,604,142	19,562,547	15,112,346	9,331,079	1,841,979
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,144,212,407	$20,668,364	$15,101,482	$8,977,695	$1,966,683

[1]	Dividend Growth Fund commenced operations on August 5, 2013.

116	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2013

	MID CAP GROWTH FUND[2]	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$—	$449	$1,428,773	$26,281	$56,669,028
Dividends	6,443	20,721,020	6,773,577	6,833,669	56,487,487
Dividend taxes withheld	(12)	(1,916,025)	(466,170)	(385,719)	(274,890)
Total investment income	6,431	18,805,444	7,736,180	6,474,231	112,881,625

EXPENSES
Investment advisory fees	13,042	9,535,402	4,495,275	3,928,440	25,072,200
Performance fees	—	36,018	—	—	—
Distribution fees
Class A	1,645	1,083,560	353,066	357,881	4,360,942
Class B	—	79,999	16,725	26,632	227,651
Class C	259	670,036	266,574	326,510	11,514,773
Class R	122	86,654	8,153	39,202	116,898
Transfer agent fees	2,182	1,438,880	550,683	421,637	4,458,296
Printing and mailing fees	696	148,273	89,796	70,478	526,707
Financial accounting fees	150	112,310	46,929	46,021	429,529
Accounting fees	4,070	69,541	40,881	41,033	207,263
Trustees’ fees and officer compensation	5,133	52,990	29,590	29,734	163,560
Registration fees	—	122,676	89,410	78,578	135,165
Custodian fees	2,001	391,405	250,164	95,080	169,719
Audit fees	6,003	41,319	26,103	24,336	117,097
Legal fees	1,914	26,831	15,425	15,119	86,995
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	35,146	—	—	—	—
Other	831	52,231	28,694	27,897	160,861
Total expenses	73,194	13,948,125	6,307,468	5,528,578	47,747,656
Less expense reductions	(58,121)	(770,557)	—	(165,530)	—
Net expenses	15,073	13,177,568	6,307,468	5,363,048	47,747,656
NET INVESTMENT INCOME (LOSS)	(8,642)	5,627,876	1,428,712	1,111,183	65,133,969

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(33)	39,454,773	10,699,554	16,941,153	344,934,249
Purchased options	—	—	—	(186,428)	4,564,221
Foreign currency transactions	—	(865,287)	(533,027)	700,799	(6,383,687)
Written options	140	—	—	—	574,055
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	240,281	59,031,411 *	23,540,151 *	38,223,735	44,167,972
Purchased options	—	—	—	—	16,078,534
Foreign currency translations	—	(23,385)	(18,479)	203,978	55,144
Written options	—	—	—	—	(2,329,269)
Short positions	—	—	—	—	—
NET GAIN (LOSS)	240,388	97,597,512	33,688,199	55,883,237	401,661,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$231,746	$103,225,388	$35,116,911	$56,994,420	$466,795,188

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

*	Net of change of $948,853 and 220,593, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	117

Statements of Operations    Year Ended October 31, 2013

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
INVESTMENT INCOME
Interest	$9,877,272	$27,546,648	$5,921,428	$17,245,786	$42,374,257
Dividends	11,352,007	13,580,525	14,105	493,255	28,454,470
Foreign Taxes Withheld	(441,158)	(89,625)	—	(3,418)	(4,526)
Total investment income	20,788,121	41,037,548	5,935,533	17,735,623	70,824,201

EXPENSES
Investment advisory fees	8,723,756	8,845,478	1,136,582	2,115,154	18,558,295
Performance fees	—	—	—	—	—
Distribution fees
Class A	631,930	1,323,236	294,255	519,860	3,028,348
Class B	131,672	123,667	68,167	44,705	106,324
Class C	2,035,465	3,399,264	356,140	393,910	2,645,120
Class R	12,443	15,716	9,822	1,522	24,367
Transfer agent fees	793,429	1,213,047	160,914	201,165	3,598,509
Printing and mailing fees	113,981	97,358	28,897	47,044	366,666
Financial accounting fees	102,915	142,965	23,721	32,373	314,580
Accounting fees	66,030	84,266	34,777	38,788	223,635
Trustees’ fees and officer compensation	53,453	62,607	22,282	25,179	119,281
Registration fees	89,662	89,241	65,395	83,089	200,181
Custodian fees	121,221	66,384	12,781	15,769	97,937
Audit fees	32,763	46,416	17,524	20,263	101,812
Legal fees	31,799	33,483	11,982	13,192	76,595
Dividend or interest expense on short positions	—	—	—	—	3,912,891
Offering costs and organizational fees	—	—	—	—	—
Other	211,570	89,625	15,673	18,321	99,255
Total expenses	13,152,089	15,632,753	2,258,912	3,570,334	33,473,796
Less expense reductions	—	—	(186,499)	—	—
Net expenses	13,152,089	15,632,753	2,072,413	3,570,334	33,473,796
NET INVESTMENT INCOME (LOSS)	7,636,032	25,404,795	3,863,120	14,165,289	37,350,405

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	115,574,883	98,175,779	6,329,704	6,647,689	305,369,666
Purchased options	7,262,842	19,393,213	—	—	(48,886,420)
Foreign currency transactions	6,087,059	(1,729,202)	888	(9,473)	(126,547)
Written options	—	1,392,581	—	—	(37,546,859)
Short positions	—	—	—	—	(79,586,355)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(39,458,384)	71,641,039	(9,610,046)	(844,678)	26,000,587
Purchased options	3,165,413	(3,682,781)	—	—	(7,357,180)
Foreign currency translations	56,835	(473,954)	(6,174)	(85)	(32,073)
Written options	—	(1,206,746)	—	—	(31,344,599)
Short positions	—	—	—	—	(34,683,768)
NET GAIN (LOSS)	92,688,648	183,509,929	(3,285,628)	5,793,453	91,806,452
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,324,680	$208,914,724	$577,492	$19,958,742	$129,156,857

118	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2013

LONG/SHORT FUND[3]
INVESTMENT INCOME
Interest	$—
Dividends	131,254
Dividend taxes withheld	—
Total investment income	131,254

EXPENSES
Investment advisory fees	177,345
Performance fees	—
Distribution fees
Class A	2,706
Class B	—
Class C	1,046
Class R	206
Transfer agent fees	3,778
Printing and mailing fees	1,050
Financial accounting fees	1,631
Accounting fees	10,044
Trustees’ fees and officer compensation	5,850
Registration fees	—
Custodian fees	4,967
Audit fees	8,100
Legal fees	5,212
Dividend or interest expense on short positions	49,348
Offering costs and organizational fees	68,900
Other	1,243
Total expenses	341,426
Less expense reductions	(39,833)
Net expenses	301,593
NET INVESTMENT INCOME (LOSS)	(170,339)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	746,756
Purchased options	4,054
Foreign currency transactions	(6,372)
Written options	1,070
Short positions	(496,875)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,692,960
Purchased options	(35,199)
Foreign currency translations	458
Written options	16,084
Short positions	(860,606)
NET GAIN (LOSS)	1,062,330
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$891,991

3	Long/Short Fund commenced operations on June 3, 2013.

See accompanying Notes to Financial Statements	www.calamos.com	119

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$(11,391,735)	$(40,065,292)	$1,105,817	$346,869	$(10,864)	$7,339
Net realized gain (loss)	1,148,685,999	449,914,876	10,622,215	4,862,459	8,287,483	2,479,718
Change in unrealized appreciation/(depreciation)	6,918,143	(236,152,702)	8,940,332	(2,471,117)	6,824,863	1,348,668
Net increase (decrease) in net assets resulting from operations	1,144,212,407	173,696,882	20,668,364	2,738,211	15,101,482	3,835,725

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(737,934)	—	(104,512)	—
Class B	—	—	(1,950)	—	—	—
Class C	—	—	(24,343)	—	—	—
Class I	—	—	(182,009)	—	(196,514)	—
Class R	—	—	(1,105)	—	(711)	—
Net realized gains
Class A	(219,525,801)	(171,056,925)	—	—	—	—
Class B	(11,337,657)	(13,005,728)	—	—	—	—
Class C	(100,066,425)	(68,697,929)	—	—	—	—
Class I	(104,387,277)	(63,002,615)	—	—	—	—
Class R	(1,135,750)	(557,225)	—	—	—	—
Total distributions	(436,452,910)	(316,320,422)	(947,341)	—	(301,737)	—

CAPITAL SHARE TRANSACTIONS	(2,658,279,904)	(1,192,705,308)	36,143,494	9,405,927	(7,017,094)	(5,859,476)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,950,520,407)	(1,335,328,848)	55,864,517	12,144,138	7,782,651	(2,023,751)

NET ASSETS
Beginning of year	$6,391,673,238	$7,727,002,086	$53,707,853	$41,563,715	$58,373,767	$60,397,518
End of year	4,441,152,831	6,391,673,238	109,572,370	53,707,853	66,156,418	58,373,767
Undistributed net investment income (loss)	$1,620,126	$947,946	$973,005	$594,547	$103,087	$241,834

120	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND[1]	MID CAP GROWTH FUND[2]
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	PERIOD ENDED OCTOBER 31, 2013[1]	PERIOD ENDED OCTOBER 31, 2013[2]
OPERATIONS
Net investment income (loss)	$(353,384)	$(421,773)	$124,704	$(8,642)
Net realized gain (loss)	7,951,090	1,851,947	53,296	107
Change in unrealized appreciation/(depreciation)	1,379,989	(2,007,935)	1,788,683	240,281
Net increase (decrease) in net assets resulting from operations	8,977,695	(577,761)	1,966,683	231,746

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R	—	—	—	—
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R	—	—	—	—
Total distributions	—	—	—	—

CAPITAL SHARE TRANSACTIONS	4,003,690	(1,020,812)	31,898,136	20,327,951
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,981,385	(1,598,573)	33,864,819	20,559,697

NET ASSETS
Beginning of year	$34,778,109	$36,376,682	$—	$—
End of year	47,759,494	34,778,109	33,864,819	20,559,697
Undistributed net investment income (loss)	$(67,912)	$(67,968)	$110,791	$(8,642)

1	Dividend Growth Fund commenced operations on August 5, 2013.

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

See accompanying Notes to Financial Statements	www.calamos.com	121

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$5,627,876	$2,843,664	$1,428,712	$1,218,386	$1,111,183	$(128,877)
Net realized gain (loss)	38,589,486	12,337,579	10,166,527	(7,148,490)	17,455,524	(5,033,983)
Change in unrealized appreciation/(depreciation)	59,008,026	29,309,719	23,521,672	12,827,542	38,427,713	21,600,915
Net increase (decrease) in net assets resulting from operations	103,225,388	44,490,962	35,116,911	6,897,438	56,994,420	16,438,055

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(984,021)	—	—	—	(244,642)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	(1,796,204)	—	(417,372)	(75,083)	(746,786)	—
Class R	(11,624)	—	—	—	(5,447)	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Total distributions	(2,791,849)	—	(417,372)	(75,083)	(996,875)	—

CAPITAL SHARE TRANSACTIONS	(141,873,028)	382,083,636	140,146,280	126,572,110	(12,507,373)	220,388,324
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,439,489)	426,574,598	174,845,819	133,394,465	43,490,172	236,826,379

NET ASSETS
Beginning of year	$962,157,553	$535,582,955	$338,967,655	$205,573,190	$366,586,027	$129,759,648
End of year	920,718,064	962,157,553	513,813,474	338,967,655	410,076,199	366,586,027
Undistributed net investment income (loss)	$4,570,949	$2,602,492	$721,778	$328,181	$1,928,813	$1,138,825

122	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$65,133,969	$63,818,098	$7,636,032	$18,015,623	$25,404,795	$40,784,530
Net realized gain (loss)	343,688,838	167,503,971	128,924,784	54,059,940	117,232,371	155,691,978
Change in unrealized appreciation/(depreciation)	57,972,381	(73,394,550)	(36,236,136)	(19,835,526)	66,277,558	(192,512,678)
Net increase (decrease) in net assets resulting from operations	466,795,188	157,927,519	100,324,680	52,240,037	208,914,724	3,963,830

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(15,773,387)	(42,063,518)	(2,349,630)	(7,009,422)	(758,875)	(8,359,078)
Class B	(626,366)	(1,291,507)	(36,898)	(267,238)	—	(170)
Class C	(7,810,027)	(17,074,300)	(731,303)	(3,459,438)	—	(305,060)
Class I	(7,869,111)	(21,721,909)	(7,155,058)	(24,269,976)	(1,241,110)	(7,272,171)
Class R	(175,342)	(346,535)	(16,661)	(30,943)	(229)	(22,737)
Net realized gains
Class A	(49,840,119)	—	(6,397,312)	—	(50,867,529)	(92,347,672)
Class B	(1,916,346)	—	(332,463)	—	(961,028)	(1,293,102)
Class C	(32,041,189)	—	(5,146,030)	—	(31,809,506)	(43,373,641)
Class I	(23,069,234)	—	(17,597,797)	—	(38,165,098)	(56,490,063)
Class R	(595,008)	—	(60,730)	—	(277,179)	(317,644)
Total distributions	(139,716,129)	(82,497,769)	(39,823,882)	(35,037,017)	(124,080,554)	(209,781,338)

CAPITAL SHARE TRANSACTIONS	(1,140,175,704)	(234,011,464)	(966,038,194)	(137,655,545)	(414,225,562)	(899,392,771)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(813,096,645)	(158,581,714)	(905,537,396)	(120,452,525)	(329,391,392)	(1,105,210,279)

NET ASSETS
Beginning of year	$4,260,480,256	$4,419,061,970	$1,546,792,424	$1,667,244,949	$1,533,784,486	$2,638,994,765
End of year	3,447,383,611	4,260,480,256	641,255,028	1,546,792,424	1,204,393,094	1,533,784,486
Undistributed net investment income (loss)	$18,614,528	$(9,298,366)	$10,186,237	$(4,327,694)	$14,982,757	$(17,480,835)

See accompanying Notes to Financial Statements	www.calamos.com	123

Statements of Changes in Net Assets

	TOTAL RETURN BOND FUND		HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$3,863,120	$4,275,462	$14,165,289	$14,991,398	$37,350,405	$39,999,426
Net realized gain (loss)	6,330,592	1,475,941	6,638,216	4,816,407	139,223,485	15,386,918
Change in unrealized appreciation/(depreciation)	(9,616,220)	1,755,862	(844,763)	4,635,385	(47,417,033)	86,097,594
Net increase (decrease) in net assets resulting from operations	577,492	7,507,265	19,958,742	24,443,190	129,156,857	141,483,938

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,899,857)	(3,592,146)	(12,101,406)	(10,509,844)	(16,925,829)	(14,727,966)
Class B	(118,721)	(257,383)	(215,920)	(312,056)	(55,772)	(60,598)
Class C	(622,939)	(1,014,357)	(1,879,723)	(1,812,604)	(1,677,981)	(1,290,576)
Class I	(1,174,341)	(1,291,953)	(1,818,221)	(1,583,127)	(20,732,417)	(13,818,404)
Class R	(41,138)	(43,844)	(17,044)	(16,155)	(59,186)	(44,158)
Net realized gains
Class A	(606,992)	(417,256)	(2,912,565)	(2,568,614)	—	—
Class B	(36,406)	(47,389)	(74,184)	(111,731)	—	—
Class C	(194,002)	(174,376)	(556,178)	(520,378)	—	—
Class I	(192,508)	(144,946)	(424,052)	(312,122)	—	—
Class R	(7,554)	(5,793)	(4,732)	(3,959)	—	—
Total distributions	(5,894,458)	(6,989,443)	(20,004,025)	(17,750,590)	(39,451,185)	(29,941,702)

CAPITAL SHARE TRANSACTIONS	(62,175,412)	14,133,319	(33,441,609)	37,625,231	661,047,935	28,271,460
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,492,378)	14,651,141	(33,486,892)	44,317,831	750,753,607	139,813,696

NET ASSETS
Beginning of year	$235,822,824	$221,171,683	$298,058,263	$253,740,432	$2,481,667,732	$2,341,854,036
End of year	168,330,446	235,822,824	264,571,371	298,058,263	3,232,421,339	2,481,667,732
Undistributed net investment income (loss)	$3,461,820	$391,405	$(337,505)	$1,053,369	$1,828,266	$3,773,769

124	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

LONG/SHORT FUND[3]
PERIOD ENDED OCTOBER 31, 2013[3]
OPERATIONS
Net investment income (loss)	$(170,339)
Net realized gain (loss)	248,633
Change in unrealized appreciation/(depreciation)	813,697
Net increase (decrease) in net assets resulting from operations	891,991

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—
Class B	—
Class C	—
Class I	—
Class R	—
Net realized gains
Class A	—
Class B	—
Class C	—
Class I	—
Class R	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS	45,284,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,176,776

NET ASSETS
Beginning of period	$—
End of period	46,176,776
Undistributed net investment income (loss)	$(16,835)

3	Long/Short Fund commenced operations on June 3, 2013.

See accompanying Notes to Financial Statements	www.calamos.com	125

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of sixteen series, Growth Fund, Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund (commenced operations on August 5, 2013), Mid Cap Growth Fund (commenced operations on August 5, 2013), International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Income Fund, Market Neutral Income Fund and Long/Short Fund (commenced operations on June 3, 2013) (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional

126	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2013. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

www.calamos.com	127

Notes to Financial Statements

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	VALUE FUND, FOCUS GROWTH FUND, DIVIDEND GROWTH FUND, MID CAP GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND ANNUAL RATE	LONG/SHORT FUND	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.75%	1.25%	1.00%

Next $500 million	0.70%	1.20%	0.90%

Over $1 billion	0.65%	1.15%	0.80%

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

128	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

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Notes to Financial Statements

These agreements are binding on Calamos Advisors through March 31, 2015.

For the year or period ended October 31, 2013, the Funds waived or absorbed the following expenses:

FUND	AMOUNT
Value Fund	$318,853
Focus Growth Fund	283,675
Discovery Growth Fund	75,629
Dividend Growth Fund	52,730
Mid Cap Growth Fund	58,121
International Growth Fund	770,557
Global Equity Fund	165,530
Total Return Bond Fund	186,499
Long/Short Fund	39,833

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year or period ended October 31, 2013, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$117,754
Value Fund	10,964
Focus Growth Fund	3,807
Discovery Growth Fund	4,875
Dividend Growth Fund	76
International Growth Fund	25,722
Evolving World Growth Fund	38,396
Global Equity Fund	26,055
Growth and Income Fund	85,087
Global Growth and Income Fund	12,869
Convertible Fund	29,024
Total Return Bond Fund	3,949
High Income Fund	9,948
Market Neutral Income Fund	108,865
Long/Short Fund	608

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

130	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2013, they held 31%, 25%, 47%, 82% and 30% of the outstanding shares of Focus Growth Fund, Total Return Bond Fund, Discovery Growth Fund, Long/Short Fund and Dividend Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At October 31, 2013, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$856,991
Value Fund	84,434
Focus Growth Fund	76,693
Discovery Growth Fund	13,901
Dividend Growth Fund	432
Mid Cap Growth Fund	423
International Growth Fund	81,653
Evolving World Growth Fund	35,964
Global Equity Fund	47,682
Growth and Income Fund	416,383
Global Growth and Income Fund	152,389
Convertible Fund	208,853
Total Return Bond Fund	51,246
High Income Fund	96,608
Market Neutral Income Fund	197,129
Long/Short Fund	986

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2013.

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Notes to Financial Statements

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year or period ended October 31, 2013 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$3,370,307,716	$—	$6,461,331,832
Value Fund	—	228,408,687	—	193,488,649
Focus Growth Fund	—	51,711,037	—	60,392,797
Discovery Growth Fund	—	97,349,414	—	94,568,336
Dividend Growth Fund	—	35,001,006	—	5,338,035
Mid Cap Growth Fund	—	15,547,102	—	979,448
International Growth Fund	—	694,085,901	—	795,295,209
Evolving World Growth Fund	—	467,221,411	—	332,384,889
Global Equity Fund	—	295,764,386	—	293,202,589
Growth and Income Fund	—	2,166,765,001	—	3,335,314,689
Global Growth and Income Fund	—	425,258,831	—	1,375,201,986
Convertible Fund	—	870,778,871	—	1,417,393,237
Total Return Bond Fund	1,987,344	63,425,704	18,299,766	110,068,319
High Income Fund	—	150,164,478	—	183,273,487
Market Neutral Income Fund	—	3,431,282,480	—	3,191,112,297
Long/Short Fund	—	70,025,199	—	49,488,766

The following information is presented on a federal income tax basis as of October 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2013 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$3,187,086,339	$1,267,524,390	$(31,324,998)	$1,236,199,392
Value Fund	101,338,654	11,028,253	(539,112)	10,489,141
Focus Growth Fund	48,955,621	17,488,489	(368,995)	17,119,494
Discovery Growth Fund	44,199,044	3,956,913	(1,267,794)	2,689,119
Dividend Growth Fund	33,977,134	1,968,275	(151,518)	1,816,757
Mid Cap Growth Fund	25,069,106	460,286	(221,477)	238,809
International Growth Fund	796,319,775	143,273,473	(11,119,594)	132,153,879
Evolving World Growth Fund	473,062,140	55,798,653	(8,675,151)	47,123,502
Global Equity Fund	343,897,116	72,880,544	(5,414,604)	67,465,940
Growth and Income Fund	2,836,693,870	637,075,242	(36,297,775)	600,777,467
Global Growth and Income Fund	553,503,625	88,616,237	(3,194,047)	85,422,190
Convertible Fund	1,037,193,833	162,135,939	(12,670,435)	149,465,504
Total Return Bond Fund	169,484,283	4,151,867	(1,121,251)	3,030,616
High Income Fund	256,800,064	10,275,937	(1,317,490)	8,958,447
Market Neutral Income Fund	3,199,215,766	158,641,710	(54,041,888)	104,599,822
Long/Short Fund	43,413,867	2,148,525	(533,607)	1,614,918

132	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year or period ended October 31, 2013, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$11,811,153	$12,063,915	$(23,875,068)
Value Fund	1,183,231	219,982	(1,403,213)
Focus Growth Fund	—	173,854	(173,854)
Discovery Growth Fund	1,060,017	353,440	(1,413,457)
Dividend Growth Fund	396	(13,913)	13,517
Mid Cap Growth Fund	—	—	—
International Growth Fund	—	(867,570)	867,570
Evolving World Growth Fund	—	(617,743)	617,743
Global Equity Fund	—	675,680	(675,680)
Growth and Income Fund	58,867,183	(4,966,842)	(53,900,341)
Global Growth and Income Fund	22,755,084	17,167,449	(39,922,533)
Convertible Fund	29,462,639	9,059,011	(38,521,650)
Total Return Bond Fund	1,150,532	4,064,291	(5,214,823)
High Income Fund	1,493,945	476,151	(1,970,096)
Market Neutral Income Fund	—	155,277	(155,277)
Long/Short Fund	—	153,504	(153,504)

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2013		YEAR ENDED OCTOBER 31, 2012
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$11,811,153	$436,452,910	$—	$316,320,422
Value Fund	2,130,572	—	—	—
Focus Growth Fund	301,737	—	—	—
Discovery Growth Fund	1,060,017	—	—	—
Dividend Growth Fund	396	—	—	—
Mid Cap Growth Fund	—	—	—	—
International Growth Fund	4,707,875	—	1,523,973	—
Evolving World Growth Fund	883,542	—	496,169	—
Global Equity Fund	996,875	—	—	—
Growth and Income Fund	32,254,233	166,329,079	97,394,375	—
Global Growth and Income Fund	12,005,478	50,573,488	39,679,501	—
Convertible Fund	31,462,853	122,080,340	56,524,060	213,577,422
Total Return Bond Fund	5,348,217	1,771,309	5,946,236	789,760
High Income Fund	17,268,083	4,229,887	14,840,208	3,613,655
Market Neutral Income Fund	39,451,185	—	29,941,702	—
Long/Short Fund	—	—	—	—

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Notes to Financial Statements

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$64,184,213	$8,148,027	$122,289	$4,169,120	$166,756
Undistributed capital gains	1,060,626,794	623,924	—	2,323,524	—

Total undistributed earnings	1,124,811,007	8,771,951	122,289	6,492,644	166,756
Accumulated capital and other losses	—	—	(2,453,621)	—	—
Net unrealized gain/(losses)	1,236,283,911	10,509,508	17,125,892	2,689,119	1,816,757

Total accumulated earnings/(losses)	2,361,094,918	19,281,459	14,794,560	9,181,763	1,983,513
Other	(549,124)	(68,308)	(61,917)	(67,912)	(17,226)
Paid-in capital	2,080,607,037	90,359,219	51,423,775	38,645,643	31,898,532

	$4,441,152,831	$109,572,370	$66,156,418	$47,759,494	$33,864,819

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$10,155	$4,689,089	$1,025,952	$1,941,573	$36,241,347
Undistributed capital gains	—	—	4,436,139	5,283,146	298,278,182

Total undistributed earnings	10,155	4,689,089	5,462,091	7,224,719	334,519,529
Accumulated capital and other losses	—	(8,348,667)	—	—	—
Net unrealized gain/(losses)	238,809	131,125,989	46,573,440	67,470,545	600,444,183

Total accumulated earnings/(losses)	248,964	127,466,411	52,035,531	74,695,264	934,963,712
Other	(17,218)	(88,691)	(81,683)	(39,397)	(3,776,709)
Paid-in capital	20,327,951	793,340,344	461,859,626	335,420,332	2,516,196,608

	$20,559,697	$920,718,064	$513,813,474	$410,076,199	$3,447,383,611

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
Undistributed ordinary income	$13,573,587	$57,191,035	$3,782,533	$—	$3,990,304
Undistributed capital gains	92,890,605	54,106,595	628,051	4,907,654	66,679,744

Total undistributed earnings	106,464,192	111,297,630	4,410,584	4,907,654	70,670,048
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gain/(losses)	85,445,595	149,028,054	3,030,616	8,958,447	1,952,357

Total accumulated earnings/(losses)	191,909,787	260,325,684	7,441,200	13,866,101	72,622,405
Other	(2,944,512)	(1,350,164)	(320,713)	(79,001)	19,754,052
Paid-in capital	452,289,753	945,417,574	161,209,959	250,784,271	3,140,044,882

	$641,255,028	$1,204,393,094	$168,330,446	$264,571,371	$3,232,421,339

LONG/SHORT FUND
Undistributed ordinary income	$156,652
Undistributed capital gains	—

Total undistributed earnings	156,652
Accumulated capital and other losses	—
Net unrealized gain/(losses)	770,854

Total accumulated earnings/(losses)	927,506
Other	(35,515)
Paid-in capital	45,284,785

$46,176,776

134	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Funds had pre-Act capital loss carryforwards which, if not used, will expire as follows:

FUND	2017	2018	2019
Focus Growth Fund	$(1,238,326)	$(1,215,295)	$—
International Growth Fund	(8,348,667)	—	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2013, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the

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Notes to Financial Statements

proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2013, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year or period ended October 31, 2013, the Funds had the following transactions in options written:

	GROWTH FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	4,300	$1,773,862	—	$—
Options written	14,080	1,788,705	45,842	4,724,045
Options closed	(16,480)	(3,103,324)	(35,792)	(3,876,707)
Options exercised	—	—	(3,886)	(354,999)
Options expired	(1,900)	(459,243)	(5,319)	(410,627)

Options outstanding at October 31, 2013	—	$—	845	$81,712

	DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	—	$—	—	$—
Options written	1,212	125,175	23	3,596
Options closed	(867)	(88,834)	(15)	(1,668)
Options exercised	(110)	(13,518)	—	—
Options expired	(235)	(22,823)	(8)	(1,928)

Options outstanding at October 31, 2013	—	$—	—	$—

	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	14,020	$5,103,155	16,120	$3,544,111
Options written	34,540	6,995,054	14,800	1,114,905
Options closed	(41,940)	(10,920,919)	(16,828)	(3,918,469)
Options exercised	(350)	(619,529)	(12)	(7,223)
Options expired	—	—	(12,000)	(548,309)

Options outstanding at October 31, 2013	6,270	$557,761	2,080	$185,015

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	26,380	$27,086,654	—	$—
Options written	72,941	79,106,652	583	88,924
Options closed	(69,361)	(90,231,882)	(412)	(46,954)
Options exercised	(3,681)	(1,264,261)	—	—
Options expired	(19,200)	(891,805)	—	—

Options outstanding at October 31, 2013	7,079	$13,805,358	171	$41,970

136	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As of October 31, 2013, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES
	FORWARD CONTRACTS[1] FAIR VALUE	OPTIONS PURCHASED[2] FAIR VALUE
Growth Fund	$219,031	$—
Focus Growth Fund	6,373	—
Growth and Income Fund	20,173	52,807,900
Global Growth and Income Fund	—	8,838,380
Convertible Fund	12,502	13,887,163
Market Neutral Income Fund	—	10,556,677
Long/Short Fund	—	38,203

	LIABILITY DERIVATIVES
	FORWARD CONTRACTS[1] FAIR VALUE	OPTIONS WRITTEN[3] FAIR VALUE
Growth Fund	$138,216	$—
Value Fund	—	61,338
Growth and Income Fund	436,174	485,925
Convertible Fund	481,851	161,200
Market Neutral Income Fund	—	36,740,193
Long/Short Fund	—	25,886

(1)	Generally, the statement of assets and liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the statement of assets and liabilities location for Options purchased is Investments in securities.

(3)	Generally, the statement of assets and liabilities location for Options written is Options written.

For the year or period ended October 31, 2013, the volume of derivative activity for the Funds is reflected below:*

	DERIVATIVE TYPE
	FORWARD CONTRACTS[1] FAIR VALUE	OPTIONS PURCHASED[2] FAIR VALUE	OPTIONS WRITTEN[3] FAIR VALUE
Growth Fund	3,035,725,109	2,039	14,080
Value Fund	—	24,675	45,842
Focus Growth Fund	47,527,991	33	—
Dividend Growth Fund	—	1,455	1,212
Mid Cap Growth Fund	—	—	23
International Growth Fund	3,176,076	—	—
Global Equity Fund	154,012,734	210	—
Growth and Income Fund	2,328,024,803	66,174	34,540
Global Growth and Income Fund	625,056,769	15,887	—
Convertible Fund	985,651,204	47,030	14,800
Market Neutral Income Fund	—	81,780	72,941
Long/Short Fund	—	747	583

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

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Notes to Financial Statements

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$4,277,016,421	$117,069,412	$—	$4,394,085,833
Short Term Investment	29,199,898			29,199,898
Forward Foreign Currency Contracts		219,031		219,031

Total	$4,306,216,319	$117,288,443	$—	$4,423,504,762

Liabilities:
Forward Foreign Currency Contracts	$—	$138,216	$—	$138,216

Total	$—	$138,216	$—	$138,216

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$103,484,917	$1,291,037	$—	$104,775,954
Short Term Investment	7,051,841			7,051,841

Total	$110,536,758	$1,291,037	$—	$111,827,795

Liabilities:
Written Options	$61,338	$—	$—	$61,338

Total	$61,338	$—	$—	$61,338

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$62,041,558	$1,394,986	$—	$63,436,544
Short Term Investment	2,638,571			2,638,571
Forward Foreign Currency Contracts		6,373		6,373

Total	$64,680,129	$1,401,359	$—	$66,081,488

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$45,208,089	$—	$—	$45,208,089
Short Term Investment	1,680,074			1,680,074

Total	$46,888,163	$—	$—	$46,888,163

138	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$31,539,096	$—	$—	$31,539,096
Short Term Investment	4,254,795			4,254,795

Total	$35,793,891	$—	$—	$35,793,891

	MID CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$14,807,902	$—	$—	$14,807,902
Short Term Investment	10,500,013			10,500,013

Total	$25,307,915	$—	$—	$25,307,915

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$272,095,235	$647,280,425	$—	$919,375,660
Short Term Investment	9,097,994			9,097,994

Total	$281,193,229	$647,280,425	$—	$928,473,654

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$69,110,939	$—	$69,110,939
Common Stocks	123,305,433	305,447,422		428,752,855
Short Term Investment	22,321,848			22,321,848

Total	$145,627,281	$374,558,361	$—	$520,185,642

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$257,173,823	$151,813,239	$—	$408,987,062
Short Term Investment	2,375,994			2,375,994

Total	$259,549,817	$151,813,239	$—	$411,363,056

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Notes to Financial Statements

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,353,399,211	$—	$1,353,399,211
Synthetic Convertible Securities (Corporate Bonds)		159,860,521		159,860,521
Synthetic Convertible Securities (Purchased Options)	52,807,900			52,807,900
Convertible Preferred Stocks	169,407,050	155,057,750		324,464,800
Common Stocks	1,510,662,668			1,510,662,668
Short Term Investment	36,276,237			36,276,237
Forward Foreign Currency Contracts		20,173		20,173

Total	$1,769,153,855	$1,668,337,655	$—	$3,437,491,510

Liabilities:
Written Option	$485,925	$—	$—	$485,925
Forward Foreign Currency Contracts		436,174		436,174

Total	$485,925	$436,174	$—	$922,099

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$223,244,547	$—	$223,244,547
Synthetic Convertible Securities (Corporate Bond)		4,543,000		4,543,000
Synthetic Convertible Securities (Sovereign Bonds)		33,507,558		33,507,558
Synthetic Convertible Securities (Purchased Options)	8,838,380			8,838,380
Convertible Preferred Stocks	4,977,333	29,781,474		34,758,807
Common Stocks	194,973,427	139,059,479		334,032,906
Short Term Investment	617			617

Total	$208,789,757	$430,136,058	$—	$638,925,815

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$805,003,638	$—	$805,003,638
Synthetic Convertible Securities (Corporate Bonds)		28,853,359		28,853,359
Synthetic Convertible Securities (Purchased Options)	13,887,163			13,887,163
Convertible Preferred Stocks	71,860,700	96,137,879		167,998,579
Common Stocks	116,676,630	27,941,627		144,618,257
Short Term Investment	26,298,341			26,298,341
Forward Foreign Currency Contracts		11,519		11,519

Total	$228,722,834	$957,948,022	$—	$1,186,670,856

Liabilities:
Written Option	$161,200	$—	$—	$161,200
Forward Foreign Currency Contracts		480,868		480,868

Total	$161,200	$480,868	$—	$642,068

140	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$166,117,360	$—	$166,117,360
Convertible Bond		1,136,349		1,136,349
Short Term Investment	5,261,190			5,261,190

Total	$5,261,190	$167,253,709	$—	$172,514,899

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$229,748,301	$—	$229,748,301
Convertible Bonds		15,514,555		15,514,555
Convertible Preferred Stocks	5,311,240	7,901,516		13,212,756
Short Term Investment	7,282,899			7,282,899

Total	$12,594,139	$253,164,372	$—	$265,758,511

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$896,314,840	$—	$896,314,840
Synthetic Convertible Securities (Corporate Bonds)		546,610,743		546,610,743
Synthetic Convertible Securities (Purchased Options)	4,540,053			4,540,053
Convertible Preferred Stocks	5,515,000	3,224,970		8,739,970
Common Stocks	1,533,028,433	4,907,280		1,537,935,713
Purchased Options	6,016,625			6,016,625
Short Term Investment	303,657,644			303,657,644

Total	$1,852,757,755	$1,451,057,833	$—	$3,303,815,588

Liabilities:
Common Stocks Sold Short	$452,297,698	$2,500,488	$—	$454,798,186
Exchange-Traded Funds Sold Short	26,579,511			26,579,511
Written Options	36,740,193			36,740,193

Total	$515,617,402	$2,500,488	$—	$518,117,890

	LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$32,603,565	$2,313,418	$—	$34,916,983
Purchased Options	38,203			38,203
Short Term Investment	10,073,599			10,073,599

Total	$42,715,367	$2,313,418	$—	$45,028,785

Liabilities:
Common Stocks Sold Short	$11,235,989	$1,257,658	$—	$12,493,647
Exchange-Traded Fund Sold Short	804,669			804,669
Written Options	25,886			25,886

Total	$12,066,544	$1,257,658	$—	$13,324,202

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Notes to Financial Statements

Note 8 – Capital Share Transactions

For the year or period ended October 31, 2013 the following table summarizes the activity in capital shares of the Funds:

	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,698,446	$288,677,549	4,154,726	$55,950,662	1,246,440	$17,652,590
Shares issued as reinvestment of distributions	4,375,619	208,498,223	59,323	726,702	7,383	99,669
Less shares redeemed	(36,956,299)	(1,862,247,515)	(2,244,797)	(31,385,503)	(1,391,628)	(19,800,041)

Net increase (decrease)	(26,882,234)	$(1,365,071,743)	1,969,252	$25,291,861	(137,805)	$(2,047,782)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	23,972	$1,141,263	30,985	$397,608	8,803	$118,456
Shares issued as reinvestment of distributions	220,222	10,255,736	166	1,909	—	—
Less shares redeemed	(2,260,426)	(110,984,722)	(59,629)	(741,007)	(92,412)	(1,231,635)

Net increase (decrease)	(2,016,232)	$(99,587,723)	(28,478)	$(341,490)	(83,609)	$(1,113,179)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,038,050	$45,361,329	364,549	$4,850,080	116,600	$1,551,043
Shares issued as reinvestment of distributions	1,854,456	78,072,616	1,932	22,046	—	—
Less shares redeemed	(10,183,035)	(454,207,080)	(87,297)	(1,061,935)	(173,524)	(2,328,639)

Net increase (decrease)	(7,290,529)	$(330,773,135)	279,184	$3,810,191	(56,924)	$(777,596)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,922,368	$162,340,572	919,296	$12,632,606	58,516	$874,383
Shares issued as reinvestment of distributions	1,766,350	93,121,966	14,489	181,117	14,398	195,660
Less shares redeemed	(20,021,303)	(1,112,047,082)	(373,331)	(5,434,924)	(296,097)	(4,194,034)

Net increase (decrease)	(15,332,585)	$(856,584,544)	560,454	$7,378,799	(223,183)	$(3,123,991)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,214	$3,386,646	210	$3,028	6,190	$92,967
Shares issued as reinvestment of distributions	23,488	1,100,673	91	1,105	33	451
Less shares redeemed	(212,982)	(10,750,078)	—	—	(3,332)	(47,964)

Net increase (decrease)	(121,280)	$(6,262,759)	301	$4,133	2,891	$45,454

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

142	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND[1]		MID CAP GROWTH FUND[2]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,115,666	$14,769,576	2,556,707	$24,928,779	1,225,759	$12,958,106
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(843,869)	(11,102,690)	(54,197)	(539,487)	(158)	(1,643)

Net increase (decrease)	271,797	$3,666,886	2,502,510	$24,389,292	1,225,601	$12,956,463

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	8,730	$110,024	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(10,514)	(134,925)	—	—	—	—

Net increase (decrease)	(1,784)	$(24,901)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	203,861	$2,605,304	24,452	$245,678	11,541	$115,915
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(222,207)	(2,870,963)	—	—	—	—

Net increase (decrease)	(18,346)	$(265,659)	24,452	$245,678	11,541	$115,915

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	229,709	$3,048,227	741,607	$7,260,988	687,645	$7,173,306
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(210,760)	(2,680,000)	(9,721)	(97,822)	(1,666)	(17,733)

Net increase (decrease)	18,949	$368,227	731,886	$7,163,166	685,979	$7,155,573

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	111,341	$1,480,601	10,000	$100,000	10,000	$100,000
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(89,351)	(1,221,464)	—	—	—	—

Net increase (decrease)	21,990	$259,137	10,000	$100,000	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Dividend Growth Fund commenced operations on August 5, 2013.

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

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Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,802,866	$193,763,129	7,723,094	$101,784,615	9,760,230	$131,850,226
Shares issued as reinvestment of distributions	52,310	923,270	—	—	17,456	231,115
Less shares redeemed	(18,294,146)	(329,487,625)	(6,775,607)	(88,707,523)	(8,333,709)	(113,588,810)

Net increase (decrease)	(7,438,970)	$(134,801,226)	947,487	$13,077,092	1,443,977	$18,492,531

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	29,290	$502,349	22,518	$291,814	50,324	$649,937
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(280,526)	(4,814,102)	(17,817)	(229,594)	(59,580)	(779,669)

Net increase (decrease)	(251,236)	$(4,311,753)	4,701	$62,220	(9,256)	$(129,732)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	768,597	$13,094,768	1,539,239	$19,831,625	1,258,808	$16,272,301
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(1,159,252)	(19,832,027)	(747,435)	(9,581,125)	(1,015,692)	(13,416,293)

Net increase (decrease)	(390,655)	$(6,737,259)	791,804	$10,250,500	243,116	$2,856,008

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	14,608,489	$266,666,758	19,018,471	$252,751,897	6,162,361	$83,548,120
Shares issued as reinvestment of distributions	89,627	1,598,047	27,826	363,964	47,653	635,699
Less shares redeemed	(14,833,970)	(269,940,403)	(10,472,864)	(136,561,098)	(8,929,078)	(121,432,649)

Net increase (decrease)	(135,854)	$(1,675,598)	8,573,433	$116,554,763	(2,719,064)	$(37,248,830)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	759,251	$13,419,670	70,612	$914,875	586,540	$7,817,862
Shares issued as reinvestment of distributions	514	8,961	—	—	357	4,668
Less shares redeemed	(434,439)	(7,775,823)	(54,787)	(713,170)	(317,533)	(4,299,880)

Net increase (decrease)	325,326	$5,652,808	15,825	$201,705	269,364	$3,522,650

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

144	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,624,160	$153,687,328	2,159,870	$24,036,513	3,670,210	$67,242,380
Shares issued as reinvestment of distributions	1,880,736	60,221,176	756,099	8,155,998	2,735,077	45,128,774
Less shares redeemed	(21,956,925)	(728,975,535)	(13,068,165)	(145,527,659)	(16,244,834)	(285,420,730)

Net increase (decrease)	(15,452,029)	$(515,067,031)	(10,152,196)	$(113,335,148)	(9,839,547)	$(173,049,576)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	22,141	$825,195	13,117	$145,935	12,974	$265,125
Shares issued as reinvestment of distributions	56,819	2,085,824	29,572	322,632	31,242	630,774
Less shares redeemed	(1,352,731)	(51,376,465)	(642,976)	(7,193,118)	(223,588)	(4,802,762)

Net increase (decrease)	(1,273,771)	$(48,465,446)	(600,287)	$(6,724,551)	(179,372)	$(3,906,863)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,187,982	$39,362,881	748,241	$7,811,651	994,748	$17,447,422
Shares issued as reinvestment of distributions	965,517	31,060,689	439,157	4,461,838	1,411,403	23,104,667
Less shares redeemed	(9,928,459)	(331,037,669)	(7,343,846)	(76,673,236)	(7,371,270)	(128,691,317)

Net increase (decrease)	(7,774,960)	$(260,614,099)	(6,156,448)	$(64,399,747)	(4,965,119)	$(88,139,228)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,899,837	$158,679,841	4,029,711	$45,494,634	4,199,805	$70,482,843
Shares issued as reinvestment of distributions	845,738	26,437,755	1,852,975	20,297,892	2,145,759	32,744,280
Less shares redeemed	(15,382,928)	(498,921,712)	(75,709,941)	(845,838,159)	(15,449,051)	(251,930,059)

Net increase (decrease)	(9,637,353)	$(313,804,116)	(69,827,255)	$(780,045,633)	(9,103,487)	$(148,702,936)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	181,518	$5,988,461	39,218	$433,005	39,053	$695,991
Shares issued as reinvestment of distributions	20,529	653,652	5,021	53,688	15,266	250,976
Less shares redeemed	(264,294)	(8,867,125)	(183,060)	(2,019,808)	(77,309)	(1,373,926)

Net increase (decrease)	(62,247)	$(2,225,012)	(138,821)	$(1,533,115)	(22,990)	$(426,959)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,707,185	$18,745,379	7,232,856	$71,447,444	45,727,908	$588,547,503
Shares issued as reinvestment of distributions	322,450	3,543,119	1,468,421	14,515,578	1,286,792	16,447,259
Less shares redeemed	(5,774,312)	(63,223,596)	(10,017,503)	(99,389,960)	(34,667,671)	(445,214,378)

Net increase (decrease)	(3,744,677)	$(40,935,098)	(1,316,226)	$(13,426,938)	12,347,029	$159,780,384

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	70,153	$773,191	64,474	$667,898	31,555	$427,193
Shares issued as reinvestment of distributions	11,329	124,624	23,198	240,033	2,951	39,665
Less shares redeemed	(410,048)	(4,506,040)	(342,371)	(3,557,932)	(342,944)	(4,633,172)

Net increase (decrease)	(328,566)	$(3,608,225)	(254,699)	$(2,650,001)	(308,438)	$(4,166,314)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	440,929	$4,877,673	343,671	$3,539,419	5,377,854	$70,429,097
Shares issued as reinvestment of distributions	55,114	606,115	179,067	1,836,681	100,519	1,303,042
Less shares redeemed	(2,042,871)	(22,355,365)	(1,401,938)	(14,429,405)	(4,489,270)	(58,490,445)

Net increase (decrease)	(1,546,828)	$(16,871,577)	(879,200)	$(9,053,305)	989,103	$13,241,694

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	450,561	$4,949,172	540,433	$5,384,760	75,572,896	$962,950,220
Shares issued as reinvestment of distributions	128,953	1,414,603	186,855	1,846,715	1,306,946	16,547,425
Less shares redeemed	(702,976)	(7,662,210)	(1,544,125)	(15,363,141)	(38,321,966)	(487,366,131)

Net increase (decrease)	(123,462)	$(1,298,435)	(816,837)	$(8,131,666)	38,557,876	$492,131,514

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	55,058	$606,129	5,874	$58,269	214,511	$2,752,839
Shares issued as reinvestment of distributions	4,632	50,787	1,105	10,902	3,475	44,254
Less shares redeemed	(10,755)	(118,993)	(25,249)	(248,870)	(214,812)	(2,736,436)

Net increase (decrease)	48,935	$537,923	(18,270)	$(179,699)	3,174	$60,657

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

146	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	LONG/SHORT FUND[3]
Class A	Shares	Dollars
Shares sold	903,306	$9,247,235
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(2,399)	(24,093)

Net increase (decrease)	900,907	$9,223,142

Class B	Shares	Dollars
Shares sold*	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class C	Shares	Dollars
Shares sold	37,379	$373,819
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	37,379	$373,819

Class I	Shares	Dollars
Shares sold	3,544,198	$35,611,377
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(2,286)	(23,553)

Net increase (decrease)	3,541,912	$35,587,824

Class R	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

3	Long/Short Fund commenced operations on June 3, 2013.

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Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2012
	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,505,496	$536,106,065	1,614,207	$19,571,310	1,824,153	$24,189,889	1,026,286	$12,703,946
Shares issued as reinvestment of distributions	3,461,089	160,594,515	—	—	—	—	—	—
Less shares redeemed	(31,910,904)	(1,619,007,303)	(534,682)	(6,210,081)	(1,950,433)	(26,139,424)	(1,166,091)	(14,464,424)

Net increase (decrease)	(17,944,319)	$(922,306,723)	1,079,525	$13,361,229	(126,280)	$(1,949,535)	(139,805)	$(1,760,478)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	39,046	$1,860,390	7,339	$77,704	25,962	$322,461	5,436	$65,795
Shares issued as reinvestment of distributions	252,072	11,534,817	—	—	—	—	—	—
Less shares redeemed	(3,444,150)	(172,863,101)	(121,116)	(1,304,967)	(137,293)	(1,674,526)	(12,085)	(145,283)

Net increase (decrease)	(3,153,032)	$(159,467,894)	(113,777)	$(1,227,263)	(111,331)	$(1,352,065)	(6,649)	$(79,488)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,609,590	$72,213,342	45,158	$479,648	102,668	$1,232,774	124,386	$1,488,155
Shares issued as reinvestment of distributions	1,249,989	52,124,549	—	—	—	—	—	—
Less shares redeemed	(7,172,450)	(326,005,316)	(90,299)	(971,280)	(214,474)	(2,632,941)	(140,534)	(1,653,651)

Net increase (decrease)	(4,312,871)	$(201,667,425)	(45,141)	$(491,632)	(111,806)	$(1,400,167)	(16,148)	$(165,496)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,646,873	$536,691,413	234,109	$2,873,701	54,048	$706,266	144,518	$1,723,197
Shares issued as reinvestment of distributions	1,131,951	57,571,037	—	—	—	—	—	—
Less shares redeemed	(9,150,156)	(506,817,860)	(434,411)	(5,110,108)	(144,853)	(1,928,116)	(61,618)	(738,547)

Net increase (decrease)	1,628,668	$87,444,590	(200,302)	$(2,236,407)	(90,805)	$(1,221,850)	82,900	$984,650

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	180,292	$9,115,937	—	$—	4,845	$64,219	99,835	$1,220,500
Shares issued as reinvestment of distributions	11,656	533,852	—	—	—	—	—	—
Less shares redeemed	(127,174)	(6,357,645)	—	—	(6)	(78)	(100,000)	(1,220,500)

Net increase (decrease)	64,774	$3,292,144	—	$—	4,839	$64,141	(165)	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

148	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,839,314	$330,824,530	7,620,647	$96,714,741	10,430,802	$133,580,273	11,969,866	$385,671,825
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,194,455	38,239,507
Less shares redeemed	(7,857,038)	(130,638,683)	(5,176,075)	(65,500,409)	(5,959,616)	(77,031,653)	(15,486,100)	(500,117,210)

Net increase (decrease)	11,982,276	$200,185,847	2,444,572	$31,214,332	4,471,186	$56,548,620	(2,321,779)	$(76,205,878)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	10,240	$164,697	4,589	$57,209	32,925	$401,096	48,217	$1,750,016
Shares issued as reinvestment of distributions	—	—	—	—	—	—	29,365	1,062,145
Less shares redeemed	(291,874)	(4,647,688)	(25,077)	(306,796)	(52,544)	(638,753)	(2,662,878)	(98,273,664)

Net increase (decrease)	(281,634)	$(4,482,991)	(20,488)	$(249,587)	(19,619)	$(237,657)	(2,585,296)	$(95,461,503)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,438,948	$22,952,276	1,325,152	$16,534,845	1,526,421	$18,726,273	2,900,544	$92,829,831
Shares issued as reinvestment of distributions	—	—	—	—	—	—	405,454	13,007,195
Less shares redeemed	(855,098)	(13,467,356)	(336,606)	(4,120,600)	(350,362)	(4,245,525)	(6,706,848)	(217,623,204)

Net increase (decrease)	583,850	$9,484,920	988,546	$12,414,245	1,176,059	$14,480,748	(3,400,850)	$(111,786,178)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,663,962	$298,680,890	9,650,910	$123,049,925	14,224,507	$180,301,786	10,305,880	$324,868,298
Shares issued as reinvestment of distributions	—	—	5,596	67,606	—	—	577,286	18,084,699
Less shares redeemed	(7,623,930)	(129,698,251)	(3,181,855)	(40,171,605)	(2,617,770)	(33,574,169)	(9,468,738)	(299,903,926)

Net increase (decrease)	10,040,032	$168,982,639	6,474,651	$82,945,926	11,606,737	$146,727,617	1,414,428	$43,049,071

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	629,808	$10,394,017	121,288	$1,515,936	381,541	$4,808,402	372,524	$11,924,841
Shares issued as reinvestment of distributions	—	—	—	—	—	—	9,344	298,328
Less shares redeemed	(152,172)	(2,480,796)	(101,942)	(1,268,742)	(157,851)	(1,939,406)	(180,708)	(5,830,145)

Net increase (decrease)	477,636	$7,913,221	19,346	$247,194	223,690	$2,868,996	201,160	$6,393,024

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,676,073	$50,328,371	1,073,871	$18,893,724	4,806,703	$53,045,894	10,720,162	$104,172,343
Shares issued as reinvestment of distributions	599,749	6,448,673	5,004,285	85,735,396	327,974	3,606,008	1,294,883	12,565,688
Less shares redeemed	(11,948,284)	(128,788,943)	(35,199,945)	(626,466,657)	(3,120,800)	(34,524,972)	(9,171,270)	(88,585,514)

Net increase (decrease)	(6,672,462)	$(72,011,899)	(29,121,789)	$(521,837,537)	2,013,877	$22,126,930	2,843,775	$28,152,517

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	30,208	$326,329	16,248	$336,236	149,324	$1,650,230	91,332	$933,602
Shares issued as reinvestment of distributions	20,274	223,707	40,979	845,807	19,465	213,491	33,210	336,058
Less shares redeemed	(1,369,061)	(14,951,390)	(328,432)	(7,087,546)	(626,291)	(6,916,304)	(516,080)	(5,229,875)

Net increase (decrease)	(1,318,579)	$(14,401,354)	(271,205)	$(5,905,503)	(457,502)	$(5,052,583)	(391,538)	$(3,960,215)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,483,744	$14,991,375	684,833	$11,697,985	1,160,218	$12,803,118	913,283	$9,202,045
Shares issued as reinvestment of distributions	248,159	2,553,416	1,756,623	29,909,980	71,364	782,679	166,088	1,668,719
Less shares redeemed	(6,647,293)	(67,471,674)	(10,731,968)	(189,705,588)	(1,666,163)	(18,395,787)	(852,991)	(8,611,697)

Net increase (decrease)	(4,915,390)	$(49,926,883)	(8,290,512)	$(148,097,623)	(434,581)	$(4,809,990)	226,380	$2,259,067

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	16,897,305	$184,516,172	8,367,782	$139,103,591	314,815	$3,473,712	1,955,782	$19,059,577
Shares issued as reinvestment of distributions	2,098,852	22,816,153	3,101,693	49,556,014	121,322	1,333,425	160,741	1,560,084
Less shares redeemed	(19,031,731)	(210,078,482)	(24,612,366)	(411,659,408)	(276,566)	(3,053,602)	(977,485)	(9,538,898)

Net increase (decrease)	(35,574)	$(2,746,157)	(13,142,891)	$(222,999,803)	159,571	$1,753,535	1,139,038	$11,080,763

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	243,891	$2,584,001	36,133	$641,490	15,774	$174,740	12,558	$122,544
Shares issued as reinvestment of distributions	2,639	28,294	17,316	295,589	4,254	46,750	890	8,632
Less shares redeemed	(111,259)	(1,181,547)	(84,097)	(1,489,384)	(9,597)	(106,063)	(3,934)	(38,077)

Net increase (decrease)	135,271	$1,430,748	(30,648)	$(552,305)	10,431	$115,427	9,514	$93,099

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

150	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	29,456,435	$366,459,302
Shares issued as reinvestment of distributions	1,153,106	14,280,789
Less shares redeemed	(45,425,854)	(563,896,626)

Net increase (decrease)	(14,816,313)	$(183,156,535)

Class B	Shares	Dollars
Shares sold*	12,949	$169,829
Shares issued as reinvestment of distributions	3,301	42,709
Less shares redeemed	(471,643)	(6,194,208)

Net increase (decrease)	(455,393)	$(5,981,670)

Class C	Shares	Dollars
Shares sold	918,605	$11,607,206
Shares issued as reinvestment of distributions	78,835	986,559
Less shares redeemed	(4,598,131)	(58,049,887)

Net increase (decrease)	(3,600,691)	$(45,456,122)

Class I	Shares	Dollars
Shares sold	45,989,733	$565,940,867
Shares issued as reinvestment of distributions	863,801	10,625,548
Less shares redeemed	(25,560,043)	(315,592,232)

Net increase (decrease)	21,293,491	$260,974,183

Class R	Shares	Dollars
Shares sold	254,780	$3,154,609
Shares issued as reinvestment of distributions	2,643	32,761
Less shares redeemed	(104,009)	(1,295,766)

Net increase (decrease)	153,414	$1,891,604

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$49.90	$51.06	$49.18		$40.60		$32.20
Income from investment operations:
Net investment income (loss)(a)	(0.05)	(0.22)	(0.32)		(0.16)		(0.14)
Net realized and unrealized gain (loss)	12.63	1.21	2.20		8.74		8.54
Total from investment operations	12.58	0.99	1.88		8.58		8.40
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.73)	(2.15)	—		—		—
Total distributions	(3.73)	(2.15)	—		—		—
Net asset value, end of year	$58.75	$49.90	$51.06		$49.18		$40.60
Ratios and supplemental data:
Total return(b)	26.95%	2.26%	3.82%		21.13%		26.09%
Net assets, end of year (000)	$2,237,328	$3,241,595	$4,232,942		$4,721,389		$5,017,458
Ratio of net expenses to average net assets	1.26%	1.29%	1.26%		1.27%		1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	1.29%	1.26%		1.27%		1.33%
Ratio of net investment income (loss) to average net assets	(0.10% )	(0.44% )	(0.60%	)	(0.37%	)	(0.44%	)

	Year Ended October 31,
	2013	2012	2011		2010		2009
Portfolio turnover rate	67.1%	57.0%	84.7%		52.7%		52.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

152	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$48.90	$50.44	$48.96		$40.72		$32.53
Income from investment operations:
Net investment income (loss)(a)	(0.43)	(0.59)	(0.71)		(0.50)		(0.39)
Net realized and unrealized gain (loss)	12.31	1.20	2.19		8.74		8.58
Total from investment operations	11.88	0.61	1.48		8.24		8.19
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.73)	(2.15)	—		—		—
Total distributions	(3.73)	(2.15)	—		—		—
Net asset value, end of year	$57.05	$48.90	$50.44		$48.96		$40.72
Ratios and supplemental data:
Total return(b)	26.00%	1.50%	3.02%		20.24%		25.18%
Net assets, end of year (000)	$84,895	$171,357	$335,792		$508,828		$593,604
Ratio of net expenses to average net assets	2.02%	2.03%	2.01%		2.02%		2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.02%	2.03%	2.01%		2.02%		2.08%
Ratio of net investment income (loss) to average net assets	(0.86% )	(1.18% )	(1.34%	)	(1.12%	)	(1.19%	)

	CLASS C
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$44.56	$46.16	$44.80		$37.26		$29.77
Income from investment operations:
Net investment income (loss)(a)	(0.38)	(0.54)	(0.66)		(0.45)		(0.36)
Net realized and unrealized gain (loss)	11.13	1.09	2.02		7.99		7.85
Total from investment operations	10.75	0.55	1.36		7.54		7.49
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.73)	(2.15)	—		—		—
Total distributions	(3.73)	(2.15)	—		—		—
Net asset value, end of year	$51.58	$44.56	$46.16		$44.80		$37.26
Ratios and supplemental data:
Total return(b)	26.00%	1.51%	3.04%		20.24%		25.16%
Net assets, end of year (000)	$1,096,492	$1,272,104	$1,517,047		$1,718,714		$1,720,775
Ratio of net expenses to average net assets	2.01%	2.04%	2.01%		2.02%		2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.01%	2.04%	2.01%		2.02%		2.08%
Ratio of net investment income (loss) to average net assets	(0.85% )	(1.19% )	(1.35%	)	(1.12%	)	(1.19%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	153

Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$54.81	$55.72	$53.54		$44.09		$34.88
Income from investment operations:
Net investment income (loss)(a)	0.08	(0.10)	(0.21)		(0.05)		(0.07)
Net realized and unrealized gain (loss)	13.99	1.34	2.39		9.50		9.28
Total from investment operations	14.07	1.24	2.18		9.45		9.21
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.73)	(2.15)	—		—		—
Total distributions	(3.73)	(2.15)	—		—		—
Net asset value, end of year	$65.15	$54.81	$55.72		$53.54		$44.09
Ratios and supplemental data:
Total return(b)	27.27%	2.53%	4.07%		21.43%		26.40%
Net assets, end of year (000)	$1,010,805	$1,690,739	$1,628,191		$1,335,967		$652,733
Ratio of net expenses to average net assets	1.02%	1.04%	1.01%		1.02%		1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.02%	1.04%	1.01%		1.02%		1.07%
Ratio of net investment income (loss) to average net assets	0.15%	(0.19% )	(0.37%	)	(0.11%	)	(0.20%	)

	CLASS R
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$49.15	$50.44	$48.71		$40.31		$32.05
Income from investment operations:
Net investment income (loss)(a)	(0.18)	(0.34)	(0.46)		(0.27)		(0.25)
Net realized and unrealized gain (loss)	12.41	1.20	2.19		8.67		8.51
Total from investment operations	12.23	0.86	1.73		8.40		8.26
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.73)	(2.15)	—		—		—
Total distributions	(3.73)	(2.15)	—		—		—
Net asset value, end of year	$57.65	$49.15	$50.44		$48.71		$40.31
Ratios and supplemental data:
Total return(b)	26.62%	2.02%	3.55%		20.84%		25.77%
Net assets, end of year (000)	$11,634	$15,879	$13,030		$9,071		$3,872
Ratio of net expenses to average net assets	1.51%	1.54%	1.51%		1.52%		1.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.51%	1.54%	1.51%		1.52%		1.56%
Ratio of net investment income (loss) to average net assets	(0.35% )	(0.68% )	(0.88%	)	(0.62%	)	(0.73%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

154	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.15	$11.25	$11.02	$10.57	$8.90
Income from investment operations:
Net investment income (loss)(a)	0.18	0.10	0.01	(0.00)**	0.04
Net realized and unrealized gain (loss)	3.07	0.80	0.22	0.48	1.64
Total from investment operations	3.25	0.90	0.23	0.48	1.68
Distributions:
Dividends from net investment income	(0.18)	—	—	(0.03)	(0.01)
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.18)	—	—	(0.03)	(0.01)
Net asset value, end of year	$15.22	$12.15	$11.25	$11.02	$10.57
Ratios and supplemental data:
Total return(b)	27.12%	8.00%	2.09%	4.52%	18.85%
Net assets, end of year (000)	$78,843	$38,992	$23,964	$31,556	$32,877
Ratio of net expenses to average net assets	1.15%	1.15%	1.52%	1.60%	1.59%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	1.72%	1.67%	1.60%	1.59%
Ratio of net investment income (loss) to average net assets	1.31%	0.84%	0.11%	0.03%	0.50%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	250.3%	204.9%	27.4%	37.7%	58.7%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Value Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$11.24	$10.49	$10.35		$9.98		$8.46
Income from investment operations:
Net investment income (loss)(a)	0.07	0.02	(0.07)		(0.07)		(0.02)
Net realized and unrealized gain (loss)	2.88	0.73	0.21		0.44		1.54
Total from investment operations	2.95	0.75	0.14		0.37		1.52
Distributions:
Dividends from net investment income	(0.02)	—	—		—		—
Dividends from net realized gains	—	—	—		—		—
Total distributions	(0.02)	—	—		—		—
Net asset value, end of year	$14.17	$11.24	$10.49		$10.35		$9.98
Ratios and supplemental data:
Total return(b)	26.28%	7.15%	1.35%		3.71%		17.97%
Net assets, end of year (000)	$1,103	$1,195	$2,308		$3,903		$5,145
Ratio of net expenses to average net assets	1.90%	1.90%	2.29%		2.34%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.47%	2.42%		2.34%		2.34%
Ratio of net investment income (loss) to average net assets	0.59%	0.20%	(0.63%	)	(0.70%	)	(0.29%	)

	CLASS C
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$11.23	$10.48	$10.34		$9.97		$8.45
Income from investment operations:
Net investment income (loss)(a)	0.08	0.02	(0.07)		(0.07)		(0.02)
Net realized and unrealized gain (loss)	2.85	0.73	0.21		0.44		1.54
Total from investment operations	2.93	0.75	0.14		0.37		1.52
Distributions:
Dividends from net investment income	(0.07)	—	—		—		—
Dividends from net realized gains	—	—	—		—		—
Total distributions	(0.07)	—	—		—		—
Net asset value, end of year	$14.09	$11.23	$10.48		$10.34		$9.97
Ratios and supplemental data:
Total return(b)	26.27%	7.16%	1.35%		3.71%		17.99%
Net assets, end of year (000)	$8,641	$3,753	$3,974		$5,915		$6,946
Ratio of net expenses to average net assets	1.90%	1.90%	2.28%		2.35%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.47%	2.42%		2.35%		2.34%
Ratio of net investment income (loss) to average net assets	0.59%	0.16%	(0.63%	)	(0.71%	)	(0.29%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

156	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$12.41	$11.46	$11.20		$10.74	$9.05
Income from investment operations:
Net investment income (loss)(a)	0.22	0.14	0.04		0.03	0.06
Net realized and unrealized gain (loss)	3.14	0.81	0.22		0.48	1.67
Total from investment operations	3.36	0.95	0.26		0.51	1.73
Distributions:
Dividends from net investment income	(0.20)	—	—		(0.05)	(0.04)
Dividends from net realized gains	—	—	—		—	—
Total distributions	(0.20)	—	—		(0.05)	(0.04)
Net asset value, end of year	$15.57	$12.41	$11.46		$11.20	$10.74
Ratios and supplemental data:
Total return(b)	27.47%	8.29%	2.32%		4.79%	19.23%
Net assets, end of year (000)	$20,857	$9,671	$11,227		$17,340	$18,396
Ratio of net expenses to average net assets	0.90%	0.90%	1.27%		1.35%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.48%	1.42%		1.35%	1.34%
Ratio of net investment income (loss) to average net assets	1.56%	1.15%	0.37%		0.28%	0.69%

	CLASS R
	Year Ended October 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$12.02	$11.16	$10.96		$10.52	$8.87
Income from investment operations:
Net investment income (loss)(a)	0.14	0.07	(0.01)		(0.02)	0.02
Net realized and unrealized gain (loss)	3.07	0.79	0.21		0.46	1.63
Total from investment operations	3.21	0.86	0.20		0.44	1.65
Distributions:
Dividends from net investment income	(0.14)	—	—		(0.00)**	—
Dividends from net realized gains	—	—	—		—	—
Total distributions	(0.14)	—	—		—	—
Net asset value, end of year	$15.09	$12.02	$11.16		$10.96	$10.52
Ratios and supplemental data:
Total return(b)	26.94%	7.71%	1.82%		4.21%	18.60%
Net assets, end of year (000)	$128	$98	$91		$89	$86
Ratio of net expenses to average net assets	1.40%	1.40%	1.76%		1.85%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.78%	1.97%	1.93%		1.85%	1.84%
Ratio of net investment income (loss) to average net assets	1.08%	0.65%	(0.10%	)	(0.23% )	0.18%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$13.10	$12.37	$11.93		$10.51	$8.91
Income from investment operations:
Net investment income (loss)(a)	0.00 **	0.01	(0.03)		(0.02)	0.06
Net realized and unrealized gain (loss)	3.67	0.72	0.47		1.46	1.58
Total from investment operations	3.67	0.73	0.44		1.44	1.64
Distributions:
Dividends from net investment income	(0.06)	—	—		(0.02)	(0.04)
Dividends from net realized gains	—	—	—		—	—
Total distributions	(0.06)	—	—		(0.02)	(0.04)
Net asset value, end of year	$16.71	$13.10	$12.37		$11.93	$10.51
Ratios and supplemental data:
Total return(b)	28.15%	5.90%	3.69%		13.72%	18.50%
Net assets, end of year (000)	$26,249	$22,389	$22,702		$24,518	$32,143
Ratio of net expenses to average net assets	1.15%	1.15%	1.44%		1.56%	1.54%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	1.57%	1.57%		1.56%	1.55%
Ratio of net investment income (loss) to average net assets	0.01%	0.06%	(0.28%	)	(0.18% )	0.72%

	Year Ended October 31,
	2013	2012	2011		2010	2009
Portfolio turnover rate	89.0%	47.9%	73.5%		49.4%	79.0%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

158	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$12.39		$11.78		$11.45		$10.14		$8.63
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.08)		(0.13)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	3.46		0.69		0.46		1.41		1.53
Total from investment operations	3.37		0.61		0.33		1.31		1.51
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$15.76		$12.39		$11.78		$11.45		$10.14
Ratios and supplemental data:
Total return(b)	27.20%		5.18%		2.88%		12.92%		17.50%
Net assets, end of year (000)	$796		$1,662		$2,893		$4,171		$5,087
Ratio of net expenses to average net assets	1.90%		1.90%		2.20%		2.31%		2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%		2.33%		2.32%		2.31%		2.29%
Ratio of net investment income (loss) to average net assets	(0.68%	)	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)

	CLASS C
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$12.39		$11.79		$11.45		$10.15		$8.63
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.09)		(0.12)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	3.47		0.69		0.46		1.40		1.54
Total from investment operations	3.37		0.60		0.34		1.30		1.52
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$15.76		$12.39		$11.79		$11.45		$10.15
Ratios and supplemental data:
Total return(b)	27.20%		5.09%		2.97%		12.81%		17.61%
Net assets, end of year (000)	$10,914		$9,287		$10,153		$10,628		$10,359
Ratio of net expenses to average net assets	1.90%		1.90%		2.19%		2.31%		2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%		2.33%		2.32%		2.31%		2.29%
Ratio of net investment income (loss) to average net assets	(0.74%	)	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012		2011		2010	2009
Net asset value, beginning of year	$13.23	$12.46		$11.98		$10.56	$8.97

Income from investment operations:
Net investment income (loss)(a)	0.04	0.04		(0.00	)**	0.01	0.07

Net realized and unrealized gain (loss)	3.69	0.73		0.48		1.46	1.59

Total from investment operations	3.73	0.77		0.48		1.47	1.66

Distributions:
Dividends from net investment income	(0.10)	—		—		(0.05)	(0.07)

Dividends from net realized gains	—	—		—		—	—

Total distributions	(0.10)	—		—		(0.05)	(0.07)

Net asset value, end of year	$16.86	$13.23		$12.46		$11.98	$10.56

Ratios and supplemental data:
Total return(b)	28.42%	6.18%		4.01%		13.97%	18.74%

Net assets, end of year (000)	$27,931	$24,863		$24,547		$23,441	$21,604

Ratio of net expenses to average net assets	0.90%	0.90%		1.18%		1.31%	1.29%

Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.32%		1.32%		1.31%	1.29%

Ratio of net investment income (loss) to average net assets	0.27%	0.30%		(0.02%	)	0.08%	0.76%

	CLASS R
	Year Ended October 31,
	2013	2012		2011		2010	2009
Net asset value, beginning of year	$12.97	$12.28		$11.87		$10.47	$8.88

Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.03)		(0.07)		(0.05)	0.02

Net realized and unrealized gain (loss)	3.63	0.72		0.48		1.45	1.60

Total from investment operations	3.59	0.69		0.41		1.40	1.62

Distributions:
Dividends from net investment income	(0.05)	—		—		—	(0.03)

Dividends from net realized gains	—	—		—		—	—

Total distributions	(0.05)	—		—		—	(0.03)

Net asset value, end of year	$16.51	$12.97		$12.28		$11.87	$10.47

Ratios and supplemental data:
Total return(b)	27.80%	5.62%		3.45%		13.37%	18.28%

Net assets, end of year (000)	$266	$172		$103		$99	$88

Ratio of net expenses to average net assets	1.40%	1.40%		1.68%		1.81%	1.79%

Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.82%		1.82%		1.81%	1.80%

Ratio of net investment income (loss) to average net assets	(0.26% )	(0.21%	)	(0.52%	)	(0.43% )	0.28%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

160	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,				June 1, 2010* through October 31,
	2013		2012	2011	2010
Net asset value, beginning of year	$11.82		$12.04	$11.64	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.13)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	3.07		(0.09)	0.55	1.68
Total from investment operations	2.95		(0.22)	0.41	1.64
Distributions:
Dividends from net investment income	—		—	(0.01)	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	(0.01)	—
Net asset value, end of year	$14.77		$11.82	$12.04	$11.64
Ratios and supplemental data:
Total return(b)	24.96%		(1.83% )	3.55%	16.40%
Net assets, end of year (000)	$30,726		$21,384	$23,463	$14,557
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.69%		1.74%	1.84%	2.63%	(c)
Ratio of net investment income (loss) to average net assets	(0.88%	)	(1.10% )	(1.08% )	(0.99%	)(c)

	Year Ended October 31,				June 1, 2010* through October 31,
	2013		2012	2011	2010
Portfolio turnover rate	248.3%		139.8%	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,					June 1, 2010* through October 31,
	2013		2012	2011		2010
Net asset value, beginning of year	$11.63		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	2.99		(0.08)	0.57		1.68
Total from investment operations	2.79		(0.30)	0.33		1.60
Distributions:
Dividends from net investment income	—		—	—		—
Dividends from net realized gains	—		—	—		—
Total distributions	—		—	—		—
Net asset value, end of year	$14.42		$11.63	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	23.99%		(2.51% )	2.84%		16.00%
Net assets, end of year (000)	$1,633		$1,338	$1,451		$1,160
Ratio of net expenses to average net assets	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.44%		2.49%	2.61%		3.41%	(c)
Ratio of net investment income (loss) to average net assets	(1.60%	)	(1.84% )	(1.81%	)	(1.74%	)(c)

	CLASS C
	Year Ended October 31,					June 1, 2010* through October 31,
	2013		2012	2011		2010
Net asset value, beginning of year	$11.64		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	2.98		(0.07)	0.57		1.68
Total from investment operations	2.78		(0.29)	0.33		1.60
Distributions:
Dividends from net investment income	—		—	—		—
Dividends from net realized gains	—		—	—		—
Total distributions	—		—	—		—
Net asset value, end of year	$14.42		$11.64	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	23.88%		(2.43% )	2.84%		16.00%
Net assets, end of year (000)	$2,553		$2,274	$2,524		$1,545
Ratio of net expenses to average net assets	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.45%		2.49%	2.59%		3.38%	(c)
Ratio of net investment income (loss) to average net assets	(1.56%	)	(1.84% )	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,				June 1, 2010* through October 31,
	2013		2012	2011	2010
Net asset value, beginning of year	$11.89		$12.07	$11.65	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.10)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	3.08		(0.08)	0.57	1.68
Total from investment operations	3.00		(0.18)	0.45	1.65
Distributions:
Dividends from net investment income	—		—	(0.03)	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	(0.03)	—
Net asset value, end of year	$14.89		$11.89	$12.07	$11.65
Ratios and supplemental data:
Total return(b)	25.23%		(1.49% )	3.82%	16.50%
Net assets, end of year (000)	$11,062		$8,608	$7,738	$2,540
Ratio of net expenses to average net assets	1.25%		1.25%	1.25%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.44%		1.49%	1.54%	2.40%	(c)
Ratio of net investment income (loss) to average net assets	(0.60%	)	(0.83% )	(0.89% )	(0.74%	)(c)

	CLASS R
	Year Ended October 31,				June 1, 2010* through October 31,
	2013		2012	2011	2010
Net asset value, beginning of year	$11.77		$12.01	$11.63	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.16)	(0.17)	(0.05)
Net realized and unrealized gain (loss)	3.03		(0.08)	0.55	1.68
Total from investment operations	2.89		(0.24)	0.38	1.63
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	—	—
Net asset value, end of year	$14.66		$11.77	$12.01	$11.63
Ratios and supplemental data:
Total return(b)	24.55%		(2.00% )	3.27%	16.30%
Net assets, end of year (000)	$1,787		$1,175	$1,201	$1,163
Ratio of net expenses to average net assets	1.75%		1.75%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.94%		1.99%	2.13%	2.91%	(c)
Ratio of net investment income (loss) to average net assets	(1.11%	)	(1.34% )	(1.29% )	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	0.31
Total from investment operations	0.36
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.36
Ratios and supplemental data:
Total return(b)	3.60%
Net assets, end of period (000)	$25,922
Ratio of net expenses to average net assets	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	(c)
Ratio of net investment income (loss) to average net assets	1.99%	(c)

	August 6, 2013* through October 31,
	2013
Portfolio turnover rate	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	0.31
Total from investment operations	0.34
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.34
Ratios and supplemental data:
Total return(b)	3.40%
Net assets, end of period (000)	$253
Ratio of net expenses to average net assets	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.35%	(c)
Ratio of net investment income (loss) to average net assets	1.39%	(c)

	CLASS I
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	0.32
Total from investment operations	0.37
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.37
Ratios and supplemental data:
Total return(b)	3.70%
Net assets, end of period (000)	$7,586
Ratio of net expenses to average net assets	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.13%	(c)
Ratio of net investment income (loss) to average net assets	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

	CLASS R
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	0.31
Total from investment operations	0.35
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.35
Ratios and supplemental data:
Total return(b)	3.50%
Net assets, end of period (000)	$104
Ratio of net expenses to average net assets	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.22%	(c)
Ratio of net investment income (loss) to average net assets	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss)	0.65
Total from investment operations	0.63
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.63
Ratios and supplemental data:
Total return(b)	6.30%
Net assets, end of year (000)	$13,032
Ratio of net expenses to average net assets	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.58%	(c)
Ratio of net investment income (loss) to average net assets	(0.72%	)(c)

	August 6, 2013* through October 31,
	2013
Portfolio turnover rate	12.0%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS C
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)
Net realized and unrealized gain (loss)	0.65
Total from investment operations	0.61
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.61
Ratios and supplemental data:
Total return(b)	6.10%
Net assets, end of period (000)	$122
Ratio of net expenses to average net assets	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	6.60%	(c)
Ratio of net investment income (loss) to average net assets	(1.57%	)(c)

	CLASS I
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)
Net realized and unrealized gain (loss)	0.65
Total from investment operations	0.64
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.64
Ratios and supplemental data:
Total return(b)	6.40%
Net assets, end of period (000)	$7,299
Ratio of net expenses to average net assets	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.59%	(c)
Ratio of net investment income (loss) to average net assets	(0.54%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS R
	August 5, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)
Net realized and unrealized gain (loss)	0.66
Total from investment operations	0.63
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.63
Ratios and supplemental data:
Total return(b)	6.30%
Net assets, end of period (000)	$106
Ratio of net expenses to average net assets	1.50	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	6.13	%(c)
Ratio of net investment income (loss) to average net assets	(1.06	%)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$17.27	$16.32	$15.46		$12.64		$8.90
Income from investment operations:
Net investment income (loss)(a)	0.09	0.06	(0.04)		(0.04)		0.03
Net realized and unrealized gain (loss)	1.92	0.89	0.90		2.86		3.71
Total from investment operations	2.01	0.95	0.86		2.82		3.74
Distributions:
Dividends from net investment income	(0.04)	—	—		—		—
Dividends from net realized gains	—	—	—		—		—
Total distributions	(0.04)	—	—		—		—
Net asset value, end of year	$19.24	$17.27	$16.32		$15.46		$12.64
Ratios and supplemental data:
Total return(b)	11.64%	5.82%	5.56%		22.31%		42.02%
Net assets, end of year (000)	$368,964	$459,516	$238,764		$136,723		$112,647
Ratio of net expenses to average net assets	1.40%	1.40%	1.49%		1.67%		1.62%
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.59%	1.58%		1.67%		1.62%
Ratio of net investment income (loss) to average net assets	0.50%	0.36%	(0.21%	)	(0.26%	)	0.35%

	Year Ended October 31,
	2013	2012	2011		2010		2009
Portfolio turnover rate	73.4%	55.7%	59.6%		63.1%		86.9%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

170	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.45	$15.67	$14.96	$12.32	$8.74
Income from investment operations:
Net investment income (loss)(a)	(0.05)	(0.07)	(0.16)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	1.84	0.85	0.87	2.78	3.61
Total from investment operations	1.79	0.78	0.71	2.64	3.58
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$18.24	$16.45	$15.67	$14.96	$12.32
Ratios and supplemental data:
Total return(b)	10.88%	4.98%	4.75%	21.43%	40.96%
Net assets, end of year (000)	$5,995	$9,542	$13,500	$16,606	$17,019
Ratio of net expenses to average net assets	2.15%	2.15%	2.25%	2.42%	2.37%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.34%	2.32%	2.42%	2.38%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.45%)	(1.01%)	(1.02%)	(0.34%)

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.43	$15.65	$14.94	$12.30	$8.72
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.06)	(0.16)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	1.82	0.84	0.87	2.78	3.61
Total from investment operations	1.78	0.78	0.71	2.64	3.58
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$18.21	$16.43	$15.65	$14.94	$12.30
Ratios and supplemental data:
Total return(b)	10.83%	4.98%	4.75%	21.46%	41.06%
Net assets, end of year (000)	$65,622	$65,621	$53,355	$48,200	$43,138
Ratio of net expenses to average net assets	2.15%	2.15%	2.25%	2.42%	2.37%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.34%	2.32%	2.42%	2.37%
Ratio of net investment income (loss) to average net assets	(0.23%)	(0.41%)	(0.98%)	(1.01%)	(0.36%)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.47	$16.47	$15.57	$12.72	$8.93
Income from investment operations:
Net investment income (loss)(a)	0.14	0.10	0.01	0.01	0.05
Net realized and unrealized gain (loss)	1.94	0.90	0.89	2.87	3.74
Total from investment operations	2.08	1.00	0.90	2.88	3.79
Distributions:
Dividends from net investment income	(0.07)	—	—	(0.03)	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.07)	—	—	(0.03)	—
Net asset value, end of year	$19.48	$17.47	$16.47	$15.57	$12.72
Ratios and supplemental data:
Total return(b)	11.97%	6.07%	5.78%	22.66%	42.44%
Net assets, end of year (000)	$460,587	$415,463	$226,298	$96,003	$42,392
Ratio of net expenses to average net assets	1.15%	1.15%	1.23%	1.42%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.34%	1.33%	1.42%	1.36%
Ratio of net investment income (loss) to average net assets	0.79%	0.61%	0.07%	0.06%	0.51%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.06	$16.16	$15.35	$12.58	$8.88
Income from investment operations:
Net investment income (loss)(a)	0.06	0.02	(0.08)	(0.07)	0.00 *
Net realized and unrealized gain (loss)	1.88	0.88	0.89	2.84	3.70
Total from investment operations	1.94	0.90	0.81	2.77	3.70
Distributions:
Dividends from net investment income	(0.02)	—	—	—	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.02)	—	—	—	—
Net asset value, end of year	$18.98	$17.06	$16.16	$15.35	$12.58
Ratios and supplemental data:
Total return(b)	11.36%	5.57%	5.28%	22.02%	41.67%
Net assets, end of year (000)	$19,550	$12,016	$3,667	$1,163	$598
Ratio of net expenses to average net assets	1.65%	1.65%	1.73%	1.92%	1.89%
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.84%	1.84%	1.92%	1.89%
Ratio of net investment income (loss) to average net assets	0.33%	0.11%	(0.46%)	(0.49%)	0.02%

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

172	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.83	$12.47	$12.42	$10.30	$7.33
Income from investment operations:
Net investment income (loss)(a)	0.03	0.04	0.01	0.08	0.12
Net realized and unrealized gain (loss)	1.11	0.32	0.08	2.11	2.91
Total from investment operations	1.14	0.36	0.09	2.19	3.03
Distributions:
Dividends from net investment income	—	—	(0.04)	(0.07)	(0.06)
Dividends from net realized gains	—	—	—	—	—
Total distributions	—	—	(0.04)	(0.07)	(0.06)
Net asset value, end of year	$13.97	$12.83	$12.47	$12.42	$10.30
Ratios and supplemental data:
Total return(b)	8.89%	2.89%	0.68%	21.40%	41.76%
Net assets, end of year (000)	$164,273	$138,718	$104,365	$44,895	$15,276
Ratio of net expenses to average net assets	1.63%	1.60%	1.58%	1.67%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	1.60%	1.58%	1.67%	1.97%
Ratio of net investment income (loss) to average net assets	0.23%	0.32%	0.08%	0.67%	1.31%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	85.8%	50.1%	67.4%	48.3%	73.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013		2012		2011		2010	2009
Net asset value, beginning of year	$12.58		$12.32		$12.32		$10.24	$7.32
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.06)		(0.09)		(0.01)	0.07
Net realized and unrealized gain (loss)	1.08		0.32		0.09		2.10	2.89
Total from investment operations	1.01		0.26		—		2.09	2.96
Distributions:
Dividends from net investment income	—		—		—		(0.01)	(0.04)
Dividends from net realized gains	—		—		—		—	—
Total distributions	—		—		—		(0.01)	(0.04)
Net asset value, end of year	$13.59		$12.58		$12.32		$12.32	$10.24
Ratios and supplemental data:
Total return(b)	8.03%		2.11%		0.00%		20.42%	40.71%
Net assets, end of year (000)	$1,788		$1,595		$1,815		$1,819	$1,349
Ratio of net expenses to average net assets	2.38%		2.34%		2.33%		2.43%	2.49%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%		2.34%		2.33%		2.43%	2.95%
Ratio of net investment income (loss) to average net assets	(0.52%	)	(0.46%	)	(0.71%	)	(0.11% )	0.83%

	CLASS C
	Year Ended October 31,
	2013		2012		2011		2010	2009
Net asset value, beginning of year	$12.57		$12.31		$12.31		$10.24	$7.32
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.05)		(0.09)		(0.01)	0.07
Net realized and unrealized gain (loss)	1.08		0.31		0.09		2.10	2.89
Total from investment operations	1.02		0.26		—		2.09	2.96
Distributions:
Dividends from net investment income	—		—		(0.00	)**	(0.02)	(0.04)
Dividends from net realized gains	—		—		—		—	—
Total distributions	—		—		—		(0.02)	(0.04)
Net asset value, end of year	$13.59		$12.57		$12.31		$12.31	$10.24
Ratios and supplemental data:
Total return(b)	8.11%		2.11%		0.00%		20.43%	40.71%
Net assets, end of year (000)	$34,022		$21,527		$8,913		$3,472	$1,431
Ratio of net expenses to average net assets	2.39%		2.35%		2.33%		2.43%	2.49%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%		2.35%		2.33%		2.43%	2.95%
Ratio of net investment income (loss) to average net assets	(0.50%	)	(0.41%	)	(0.66%	)	(0.07% )	0.82%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

174	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.92	$12.54	$12.46	$10.32	$7.33
Income from investment operations:
Net investment income (loss)(a)	0.07	0.07	0.04	0.10	0.15
Net realized and unrealized gain (loss)	1.11	0.32	0.09	2.12	2.91
Total from investment operations	1.18	0.39	0.13	2.22	3.06
Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.05)	(0.08)	(0.07)
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.03)	(0.01)	(0.05)	(0.08)	(0.07)
Net asset value, end of year	$14.07	$12.92	$12.54	$12.46	$10.32
Ratios and supplemental data:
Total return(b)	9.16%	3.11%	1.05%	21.68%	42.14%
Net assets, end of year (000)	$311,823	$175,572	$89,205	$52,875	$24,132
Ratio of net expenses to average net assets	1.39%	1.35%	1.33%	1.43%	1.49%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.35%	1.33%	1.43%	1.97%
Ratio of net investment income (loss) to average net assets	0.53%	0.59%	0.33%	0.92%	1.86%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.78	$12.45	$12.39	$10.28	$7.33
Income from investment operations:
Net investment income (loss)(a)	—	0.01	(0.03)	0.04	0.11
Net realized and unrealized gain (loss)	1.10	0.32	0.09	2.11	2.89
Total from investment operations	1.10	0.33	0.06	2.15	3.00
Distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.05)
Dividends from net realized gains	—	—	—	—	—
Total distributions	—	—	—	(0.04)	(0.05)
Net asset value, end of year	$13.88	$12.78	$12.45	$12.39	$10.28
Ratios and supplemental data:
Total return(b)	8.61%	2.65%	0.48%	20.99%	41.32%
Net assets, end of year (000)	$1,908	$1,555	$1,274	$1,252	$1,040
Ratio of net expenses to average net assets	1.88%	1.84%	1.83%	1.93%	1.99%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.84%	1.83%	1.93%	2.49%
Ratio of net investment income (loss) to average net assets	(0.04% )	0.05%	(0.21% )	0.38%	1.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$13.00	$12.14		$11.28		$9.12		$7.16
Income from investment operations:
Net investment income (loss)(a)	0.03	(0.02)		(0.07)		(0.07)		(0.03)
Net realized and unrealized gain (loss)	1.96	0.88		0.93		2.23		2.33
Total from investment operations	1.99	0.86		0.86		2.16		2.30
Distributions:
Dividends from net investment income	(0.02)	—		—		—		(0.33)
Dividends from net realized gains	—	—		—		—		—
Return of capital	—	—		—		—		(0.01)
Total distributions	(0.02)	—		—		—		(0.34)
Net asset value, end of year	$14.97	$13.00		$12.14		$11.28		$9.12
Ratios and supplemental data:
Total return(b)	15.35%	7.08%		7.62%		23.68%		34.24%
Net assets, end of year (000)	$152,068	$113,260		$51,525		$30,212		$21,162
Ratio of net expenses to average net assets	1.40%	1.40%		1.57%		1.88%		1.95%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.52%		1.66%		1.88%		2.05%
Ratio of net investment income (loss) to average net assets	0.22%	(0.14%	)	(0.60%	)	(0.71%	)	(0.45% )

	Year Ended October 31,
	2013	2012		2011		2010		2009
Portfolio turnover rate	75.3%	44.5%		58.8%		65.1%		101.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

176	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$12.56		$11.82		$11.06		$9.02		$7.06
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.11)		(0.16)		(0.15)		(0.09)
Net realized and unrealized gain (loss)	1.89		0.85		0.92		2.19		2.33
Total from investment operations	1.82		0.74		0.76		2.04		2.24
Distributions:
Dividends from net investment income	—		—		—		—		(0.27)
Dividends from net realized gains	—		—		—		—		—
Return of capital	—		—		—		—		(0.01)
Total distributions	—		—		—		—		(0.28)
Net asset value, end of year	$14.38		$12.56		$11.82		$11.06		$9.02
Ratios and supplemental data:
Total return(b)	14.49%		6.26%		6.87%		22.62%		33.48%
Net assets, end of year (000)	$2,751		$2,519		$2,603		$2,552		$2,125
Ratio of net expenses to average net assets	2.15%		2.15%		2.35%		2.63%		2.71%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%		2.28%		2.42%		2.63%		2.81%
Ratio of net investment income (loss) to average net assets	(0.53%	)	(0.90%	)	(1.37%	)	(1.46%	)	(1.18% )

	CLASS C
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$12.54		$11.80		$11.04		$9.00		$7.07
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.11)		(0.16)		(0.15)		(0.09)
Net realized and unrealized gain (loss)	1.89		0.85		0.92		2.19		2.32
Total from investment operations	1.82		0.74		0.76		2.04		2.23
Distributions:
Dividends from net investment income	—		—		—		—		(0.29)
Dividends from net realized gains	—		—		—		—		—
Return of capital	—		—		—		—		(0.01)
Total distributions	—		—		—		—		(0.30)
Net asset value, end of year	$14.36		$12.54		$11.80		$11.04		$9.00
Ratios and supplemental data:
Total return(b)	14.51%		6.27%		6.88%		22.67%		33.29%
Net assets, end of year (000)	$32,975		$25,749		$10,359		$6,523		$4,490
Ratio of net expenses to average net assets	2.15%		2.15%		2.32%		2.63%		2.70%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%		2.27%		2.41%		2.63%		2.81%
Ratio of net investment income (loss) to average net assets	(0.51%	)	(0.89%	)	(1.33%	)	(1.46%	)	(1.22% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$13.11	$12.22		$11.31		$9.13		$7.19
Income from investment operations:
Net investment income (loss)(a)	0.06	0.02		(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss)	1.99	0.87		0.95		2.22		2.34
Total from investment operations	2.05	0.89		0.91		2.18		2.33
Distributions:
Dividends from net investment income	(0.05)	—		—		—		(0.38)
Dividends from net realized gains	—	—		—		—		—
Return of capital	—	—		—		—		(0.01)
Total distributions	(0.05)	—		—		—		(0.39)
Net asset value, end of year	$15.11	$13.11		$12.22		$11.31		$9.13
Ratios and supplemental data:
Total return(b)	15.65%	7.28%		8.05%		23.88%		34.70%
Net assets, end of year (000)	$212,913	$220,364		$63,563		$11,996		$4,724
Ratio of net expenses to average net assets	1.15%	1.15%		1.27%		1.63%		1.70%
Ratio of gross expenses to average net assets prior to expense reductions	1.19%	1.27%		1.39%		1.63%		1.81%
Ratio of net investment income (loss) to average net assets	0.46%	0.13%		(0.29%	)	(0.39%	)	(0.18% )

	CLASS R
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$12.83	$12.02		$11.19		$9.07		$7.13
Income from investment operations:
Net investment income (loss)(a)	0.00 *	(0.06)		(0.10)		(0.10)		(0.05)
Net realized and unrealized gain (loss)	1.93	0.87		0.93		2.22		2.32
Total from investment operations	1.93	0.81		0.83		2.12		2.27
Distributions:
Dividends from net investment income	(0.01)	—		—		—		(0.32)
Dividends from net realized gains	—	—		—		—		—
Return of capital	—	—		—		—		(0.01)
Total distributions	(0.01)	—		—		—		(0.33)
Net asset value, end of year	$14.75	$12.83		$12.02		$11.19		$9.07
Ratios and supplemental data:
Total return(b)	15.07%	6.74%		7.42%		23.37%		33.92%
Net assets, end of year (000)	$9,369	$4,693		$1,709		$1,223		$962
Ratio of net expenses to average net assets	1.65%	1.65%		1.83%		2.13%		2.20%
Ratio of gross expenses to average net assets prior to expense reductions	1.69%	1.78%		1.91%		2.13%		2.31%
Ratio of net investment income (loss) to average net assets	0.00%	(0.45%	)	(0.85%	)	(0.96%	)	(0.68% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

178	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$32.64	$32.12	$30.15	$27.49	$21.13
Income from investment operations:
Net investment income (loss)(a)	0.64	0.52	0.51	0.64	0.62
Net realized and unrealized gain (loss)	3.70	0.66	1.89	2.70	6.17
Total from investment operations	4.34	1.18	2.40	3.34	6.79
Distributions:
Dividends from net investment income	(0.27)	(0.66)	(0.43)	(0.68)	(0.43)
Dividends from net realized gains	(0.87)	—	—	—	—
Total distributions	(1.14)	(0.66)	(0.43)	(0.68)	(0.43)
Net asset value, end of year	$35.84	$32.64	$32.12	$30.15	$27.49
Ratios and supplemental data:
Total return(b)	13.72%	3.73%	8.04%	12.31%	32.49%
Net assets, end of year (000)	$1,614,236	$1,974,535	$2,017,175	$1,706,548	$1,748,479
Ratio of net expenses to average net assets	1.09%	1.09%	1.08%	1.09%	1.12%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.09%	1.08%	1.09%	1.12%
Ratio of net investment income (loss) to average net assets	1.92%	1.62%	1.60%	2.26%	2.69%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	59.5%	42.8%	55.1%	54.6%	66.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$37.26	$36.47	$34.22	$31.10	$23.85
Income from investment operations:
Net investment income (loss)(a)	0.70	0.36	0.32	0.49	0.50
Net realized and unrealized gain (loss)	4.23	0.77	2.14	3.05	6.97
Total from investment operations	4.93	1.13	2.46	3.54	7.47
Distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.21)	(0.42)	(0.22)
Dividends from net realized gains	(0.87)	—	—	—	—
Total distributions	(1.15)	(0.34)	(0.21)	(0.42)	(0.22)
Net asset value, end of year	$41.04	$37.26	$36.47	$34.22	$31.10
Ratios and supplemental data:
Total return(b)	13.59%	3.12%	7.21%	11.46%	31.48%
Net assets, end of year (000)	$49,769	$92,658	$184,989	$303,273	$376,111
Ratio of net expenses to average net assets	1.18%	1.73%	1.82%	1.84%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.73%	1.82%	1.84%	1.88%
Ratio of net investment income (loss) to average net assets	1.85%	0.97%	0.88%	1.51%	1.95%

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$32.76	$32.23	$30.30	$27.62	$21.23
Income from investment operations:
Net investment income (loss)(a)	0.39	0.28	0.27	0.43	0.45
Net realized and unrealized gain (loss)	3.71	0.67	1.91	2.72	6.19
Total from investment operations	4.10	0.95	2.18	3.15	6.64
Distributions:
Dividends from net investment income	(0.21)	(0.42)	(0.25)	(0.47)	(0.25)
Dividends from net realized gains	(0.87)	—	—	—	—
Total distributions	(1.08)	(0.42)	(0.25)	(0.47)	(0.25)
Net asset value, end of year	$35.78	$32.76	$32.23	$30.30	$27.62
Ratios and supplemental data:
Total return(b)	12.88%	2.97%	7.23%	11.50%	31.49%
Net assets, end of year (000)	$1,093,074	$1,255,629	$1,344,781	$1,291,168	$1,263,459
Ratio of net expenses to average net assets	1.84%	1.84%	1.83%	1.84%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.84%	1.83%	1.84%	1.87%
Ratio of net investment income (loss) to average net assets	1.17%	0.87%	0.86%	1.51%	1.94%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

180	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$31.91	$31.41	$29.48	$26.89	$20.69
Income from investment operations:
Net investment income (loss)(a)	0.71	0.59	0.58	0.70	0.68
Net realized and unrealized gain (loss)	3.62	0.65	1.84	2.64	6.01
Total from investment operations	4.33	1.24	2.42	3.34	6.69
Distributions:
Dividends from net investment income	(0.30)	(0.74)	(0.49)	(0.75)	(0.49)
Dividends from net realized gains	(0.87)	—	—	—	—
Total distributions	(1.17)	(0.74)	(0.49)	(0.75)	(0.49)
Net asset value, end of year	$35.07	$31.91	$31.41	$29.48	$26.89
Ratios and supplemental data:
Total return(b)	13.99%	4.01%	8.31%	12.61%	32.75%
Net assets, end of year (000)	$668,124	$915,394	$856,632	$683,473	$352,451
Ratio of net expenses to average net assets	0.84%	0.84%	0.83%	0.84%	0.87%
Ratio of gross expenses to average net assets prior to expense reductions	0.84%	0.84%	0.83%	0.84%	0.87%
Ratio of net investment income (loss) to average net assets	2.18%	1.87%	1.85%	2.51%	2.92%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$32.46	$31.95	$30.02	$27.39	$21.08
Income from investment operations:
Net investment income (loss)(a)	0.55	0.44	0.43	0.57	0.56
Net realized and unrealized gain (loss)	3.69	0.66	1.88	2.69	6.14
Total from investment operations	4.24	1.10	2.31	3.26	6.70
Distributions:
Dividends from net investment income	(0.26)	(0.59)	(0.38)	(0.63)	(0.39)
Dividends from net realized gains	(0.87)	—	—	—	—
Total distributions	(1.13)	(0.59)	(0.38)	(0.63)	(0.39)
Net asset value, end of year	$35.57	$32.46	$31.95	$30.02	$27.39
Ratios and supplemental data:
Total return(b)	13.44%	3.49%	7.75%	12.05%	32.11%
Net assets, end of year (000)	$22,181	$22,265	$15,486	$10,285	$2,636
Ratio of net expenses to average net assets	1.34%	1.34%	1.33%	1.34%	1.36%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.34%	1.33%	1.34%	1.37%
Ratio of net investment income (loss) to average net assets	1.66%	1.37%	1.34%	2.00%	2.35%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.88	$10.77	$10.16	$9.20	$7.35
Income from investment operations:
Net investment income (loss)(a)	0.10	0.11	0.11	0.17	0.21
Net realized and unrealized gain (loss)	1.13	0.21	0.50	0.98	1.87
Total from investment operations	1.23	0.32	0.61	1.15	2.08
Distributions:
Dividends from net investment income	(0.09)	(0.21)	—	(0.04)	(0.23)
Dividends from net realized gains	(0.24)	—	—	—	—
Return of capital	—	—	—	(0.15)	—
Total distributions	(0.33)	(0.21)	—	(0.19)	(0.23)
Net asset value, end of year	$11.78	$10.88	$10.77	$10.16	$9.20
Ratios and supplemental data:
Total return(b)	11.60%	3.03%	6.00%	12.64%	29.16%
Net assets, end of year (000)	$210,537	$304,914	$373,595	$318,493	$273,281
Ratio of net expenses to average net assets	1.41%	1.32%	1.32%	1.36%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.41%	1.32%	1.32%	1.36%	1.44%
Ratio of net investment income (loss) to average net assets	0.92%	1.06%	1.01%	1.74%	2.66%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	48.2%	55.1%	73.1%	62.2%	97.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

182	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.97	$10.85	$10.32	$9.37	$7.52
Income from investment operations:
Net investment income (loss)(a)	0.02	0.03	0.03	0.10	0.15
Net realized and unrealized gain (loss)	1.14	0.21	0.50	1.00	1.91
Total from investment operations	1.16	0.24	0.53	1.10	2.06
Distributions:
Dividends from net investment income	(0.03)	(0.12)	—	(0.03)	(0.21)
Dividends from net realized gains	(0.24)	—	—	—	—
Return of capital	—	—	—	(0.12)	—
Total distributions	(0.27)	(0.12)	—	(0.15)	(0.21)
Net asset value, end of year	$11.86	$10.97	$10.85	$10.32	$9.37
Ratios and supplemental data:
Total return(b)	10.77%	2.25%	5.14%	11.86%	28.21%
Net assets, end of year (000)	$10,884	$16,654	$30,770	$43,323	$50,466
Ratio of net expenses to average net assets	2.16%	2.07%	2.07%	2.12%	2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.16%	2.07%	2.07%	2.12%	2.19%
Ratio of net investment income (loss) to average net assets	0.17%	0.30%	0.26%	0.99%	1.93%

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.25	$10.15	$9.65	$8.78	$7.06
Income from investment operations:
Net investment income (loss)(a)	0.02	0.03	0.03	0.09	0.14
Net realized and unrealized gain (loss)	1.06	0.20	0.47	0.94	1.79
Total from investment operations	1.08	0.23	0.50	1.03	1.93
Distributions:
Dividends from net investment income	(0.03)	(0.13)	—	(0.03)	(0.21)
Dividends from net realized gains	(0.24)	—	—	—	—
Return of capital	—	—	—	(0.13)	—
Total distributions	(0.27)	(0.13)	—	(0.16)	(0.21)
Net asset value, end of year	$11.06	$10.25	$10.15	$9.65	$8.78
Ratios and supplemental data:
Total return(b)	10.82%	2.29%	5.18%	11.81%	28.23%
Net assets, end of year (000)	$185,577	$235,194	$282,801	$276,141	$235,776
Ratio of net expenses to average net assets	2.16%	2.07%	2.07%	2.11%	2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.16%	2.07%	2.07%	2.11%	2.19%
Ratio of net investment income (loss) to average net assets	0.17%	0.31%	0.26%	0.99%	1.91%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	183

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.06	$10.96	$10.32	$9.33	$7.43
Income from investment operations:
Net investment income (loss)(a)	0.13	0.14	0.14	0.19	0.23
Net realized and unrealized gain (loss)	1.15	0.22	0.50	1.00	1.90
Total from investment operations	1.28	0.36	0.64	1.19	2.13
Distributions:
Dividends from net investment income	(0.11)	(0.26)	—	(0.04)	(0.23)
Dividends from net realized gains	(0.24)	—	—	—	—
Return of capital	—	—	—	(0.16)	—
Total distributions	(0.35)	(0.26)	—	(0.20)	(0.23)
Net asset value, end of year	$11.99	$11.06	$10.96	$10.32	$9.33
Ratios and supplemental data:
Total return(b)	11.90%	3.32%	6.20%	12.92%	29.62%
Net assets, end of year (000)	$232,583	$986,986	$978,511	$763,531	$227,445
Ratio of net expenses to average net assets	1.14%	1.07%	1.07%	1.11%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.07%	1.07%	1.11%	1.18%
Ratio of net investment income (loss) to average net assets	1.16%	1.31%	1.25%	1.97%	2.82%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.79	$10.67	$10.09	$9.16	$7.32
Income from investment operations:
Net investment income (loss)(a)	0.07	0.08	0.08	0.14	0.19
Net realized and unrealized gain (loss)	1.12	0.21	0.50	0.97	1.87
Total from investment operations	1.19	0.29	0.58	1.11	2.06
Distributions:
Dividends from net investment income	(0.07)	(0.17)	—	(0.04)	(0.22)
Dividends from net realized gains	(0.24)	—	—	—	—
Return of capital	—	—	—	(0.14)	—
Total distributions	(0.31)	(0.17)	—	(0.18)	(0.22)
Net asset value, end of year	$11.67	$10.79	$10.67	$10.09	$9.16
Ratios and supplemental data:
Total return(b)	11.27%	2.77%	5.75%	12.26%	29.06%
Net assets, end of year (000)	$1,674	$3,045	$1,567	$1,302	$377
Ratio of net expenses to average net assets	1.66%	1.58%	1.57%	1.61%	1.69%
Ratio of gross expenses to average net assets prior to expense reductions	1.66%	1.58%	1.57%	1.61%	1.69%
Ratio of net investment income (loss) to average net assets	0.68%	0.75%	0.77%	1.43%	2.41%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

184	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.70	$19.28	$19.60	$18.31	$14.13
Income from investment operations:
Net investment income (loss)(a)	0.39	0.37	0.40	0.53	0.56
Net realized and unrealized gain (loss)	2.63	(0.33)	0.14	1.45	4.15
Total from investment operations	3.02	0.04	0.54	1.98	4.71
Distributions:
Dividends from net investment income	(0.02)	(0.14)	(0.25)	(0.69)	(0.50)
Dividends from net realized gains	(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.58)	(1.62)	(0.86)	(0.69)	(0.53)
Net asset value, end of year	$19.14	$17.70	$19.28	$19.60	$18.31
Ratios and supplemental data:
Total return(b)	18.50%	0.51%	2.73%	11.06%	34.00%
Net assets, end of year (000)	$514,593	$650,100	$1,269,501	$1,741,954	$1,822,596
Ratio of net expenses to average net assets	1.11%	1.10%	1.07%	1.08%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.10%	1.07%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets	2.18%	2.07%	2.03%	2.82%	3.37%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	73.1%	56.6%	65.7%	77.4%	45.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	185

Calamos Convertible Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$21.31	$22.89	$23.14	$21.48	$16.48
Income from investment operations:
Net investment income (loss)(a)	0.31	0.28	0.32	0.47	0.52
Net realized and unrealized gain (loss)	3.21	(0.38)	0.15	1.69	4.86
Total from investment operations	3.52	(0.10)	0.47	2.16	5.38
Distributions:
Dividends from net investment income	—	(0.00)**	(0.11)	(0.50)	(0.35)
Dividends from net realized gains	(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.56)	(1.48)	(0.72)	(0.50)	(0.38)
Net asset value, end of year	$23.27	$21.31	$22.89	$23.14	$21.48
Ratios and supplemental data:
Total return(b)	17.63%	(0.25% )	2.01%	10.20%	33.04%
Net assets, end of year (000)	$11,391	$14,256	$21,517	$56,141	$88,956
Ratio of net expenses to average net assets	1.86%	1.85%	1.82%	1.83%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.85%	1.82%	1.83%	1.86%
Ratio of net investment income (loss) to average net assets	1.43%	1.32%	1.36%	2.12%	2.78%

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.57	$19.15	$19.51	$18.24	$14.09
Income from investment operations:
Net investment income (loss)(a)	0.25	0.23	0.25	0.38	0.43
Net realized and unrealized gain (loss)	2.61	(0.32)	0.14	1.45	4.14
Total from investment operations	2.86	(0.09)	0.39	1.83	4.57
Distributions:
Dividends from net investment income	—	(0.01)	(0.14)	(0.56)	(0.39)
Dividends from net realized gains	(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.56)	(1.49)	(0.75)	(0.56)	(0.42)
Net asset value, end of year	$18.87	$17.57	$19.15	$19.51	$18.24
Ratios and supplemental data:
Total return(b)	17.62%	(0.24% )	1.99%	10.20%	33.01%
Net assets, end of year (000)	$325,823	$390,649	$584,428	$706,108	$579,959
Ratio of net expenses to average net assets	1.86%	1.85%	1.82%	1.83%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.85%	1.82%	1.83%	1.86%
Ratio of net investment income (loss) to average net assets	1.43%	1.32%	1.26%	2.03%	2.66%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

186	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.51	$18.10	$18.44	$17.27	$13.35
Income from investment operations:
Net investment income (loss)(a)	0.40	0.39	0.42	0.53	0.56
Net realized and unrealized gain (loss)	2.44	(0.30)	0.14	1.38	3.92
Total from investment operations	2.84	0.09	0.56	1.91	4.48
Distributions:
Dividends from net investment income	(0.05)	(0.20)	(0.29)	(0.74)	(0.53)
Dividends from net realized gains	(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.61)	(1.68)	(0.90)	(0.74)	(0.56)
Net asset value, end of year	$17.74	$16.51	$18.10	$18.44	$17.27
Ratios and supplemental data:
Total return(b)	18.78%	0.81%	3.00%	11.32%	34.30%
Net assets, end of year (000)	$349,512	$475,526	$759,415	$883,151	$424,287
Ratio of net expenses to average net assets	0.86%	0.85%	0.82%	0.82%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	0.85%	0.82%	0.82%	0.85%
Ratio of net investment income (loss) to average net assets	2.43%	2.33%	2.26%	2.97%	3.56%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.63	$19.21	$19.55	$18.28	$14.11
Income from investment operations:
Net investment income (loss)(a)	0.34	0.32	0.34	0.45	0.51
Net realized and unrealized gain (loss)	2.62	(0.32)	0.14	1.48	4.15
Total from investment operations	2.96	—	0.48	1.93	4.66
Distributions:
Dividends from net investment income	(0.00)**	(0.10)	(0.21)	(0.66)	(0.46)
Dividends from net realized gains	(1.56)	(1.48)	(0.61)	—	(0.03)
Total distributions	(1.56)	(1.58)	(0.82)	(0.66)	(0.49)
Net asset value, end of year	$19.03	$17.63	$19.21	$19.55	$18.28
Ratios and supplemental data:
Total return(b)	18.18%	0.29%	2.46%	10.78%	33.68%
Net assets, end of year (000)	$3,074	$3,253	$4,134	$2,878	$705
Ratio of net expenses to average net assets	1.36%	1.35%	1.32%	1.32%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.35%	1.32%	1.32%	1.36%
Ratio of net investment income (loss) to average net assets	1.93%	1.82%	1.72%	2.39%	3.06%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	187

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.15	$11.14	$11.23	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.22	0.22	0.26	0.31	0.35
Net realized and unrealized gain (loss)	(0.17)	0.15	0.02	0.45	1.30
Total from investment operations	0.05	0.37	0.28	0.76	1.65
Distributions:
Dividends from net investment income	(0.26)	(0.32)	(0.28)	(0.59)	(0.41)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.31)	(0.36)	(0.37)	(0.59)	(0.41)
Net asset value, end of year	$10.89	$11.15	$11.14	$11.23	$11.06
Ratios and supplemental data:
Total return(b)	0.48%	3.35%	2.64%	7.12%	17.10%
Net assets, end of year (000)	$93,691	$137,672	$115,090	$114,922	$94,831
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of gross expenses to average net assets prior to expense reductions	0.99%	0.98%	0.97%	0.98%	1.00%
Ratio of net investment income (loss) to average net assets	1.97%	1.98%	2.37%	2.83%	3.30%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	32.5%	34.4%	41.5%	55.7%	287.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

188	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.15	$11.14	$11.23	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.13	0.14	0.19	0.23	0.27
Net realized and unrealized gain (loss)	(0.16)	0.14	0.01	0.44	1.31
Total from investment operations	(0.03)	0.28	0.20	0.67	1.58
Distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.20)	(0.50)	(0.34)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.23)	(0.27)	(0.29)	(0.50)	(0.34)
Net asset value, end of year	$10.89	$11.15	$11.14	$11.23	$11.06
Ratios and supplemental data:
Total return(b)	(0.27% )	2.59%	1.88%	6.33%	16.23%
Net assets, end of year (000)	$5,319	$9,108	$14,193	$21,402	$22,103
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.74%	1.73%	1.72%	1.73%	1.75%
Ratio of net investment income (loss) to average net assets	1.22%	1.25%	1.67%	2.10%	2.56%

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.15	$11.13	$11.22	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.13	0.14	0.18	0.23	0.27
Net realized and unrealized gain (loss)	(0.16)	0.15	0.02	0.43	1.31
Total from investment operations	(0.03)	0.29	0.20	0.66	1.58
Distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.20)	(0.50)	(0.34)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.23)	(0.27)	(0.29)	(0.50)	(0.34)
Net asset value, end of year	$10.89	$11.15	$11.13	$11.22	$11.06
Ratios and supplemental data:
Total return(b)	(0.27% )	2.68%	1.88%	6.24%	16.23%
Net assets, end of year (000)	$25,964	$43,823	$48,612	$50,793	$39,605
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.74%	1.73%	1.72%	1.73%	1.75%
Ratio of net investment income (loss) to average net assets	1.23%	1.25%	1.63%	2.09%	2.54%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	189

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.15	$11.13	$11.22	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.24	0.25	0.29	0.34	0.38
Net realized and unrealized gain (loss)	(0.16)	0.15	0.02	0.43	1.30
Total from investment operations	0.08	0.40	0.31	0.77	1.68
Distributions:
Dividends from net investment income	(0.29)	(0.34)	(0.31)	(0.61)	(0.44)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.34)	(0.38)	(0.40)	(0.61)	(0.44)
Net asset value, end of year	$10.89	$11.15	$11.13	$11.22	$11.06
Ratios and supplemental data:
Total return(b)	0.73%	3.70%	2.90%	7.30%	17.39%
Net assets, end of year (000)	$41,109	$43,464	$41,639	$46,625	$41,689
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.63%
Ratio of gross expenses to average net assets prior to expense reductions	0.74%	0.73%	0.72%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	2.22%	2.24%	2.64%	3.07%	3.59%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.15	$11.14	$11.23	$11.06	$9.82
Income from investment operations:
Net investment income (loss)(a)	0.19	0.19	0.23	0.28	0.33
Net realized and unrealized gain (loss)	(0.17)	0.15	0.02	0.45	1.30
Total from investment operations	0.02	0.34	0.25	0.73	1.63
Distributions:
Dividends from net investment income	(0.23)	(0.29)	(0.25)	(0.56)	(0.39)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—
Total distributions	(0.28)	(0.33)	(0.34)	(0.56)	(0.39)
Net asset value, end of year	$10.89	$11.15	$11.14	$11.23	$11.06
Ratios and supplemental data:
Total return(b)	0.22%	3.09%	2.39%	6.86%	16.81%
Net assets, end of year (000)	$2,248	$1,756	$1,638	$1,389	$1,283
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.23%	1.22%	1.23%	1.25%
Ratio of net investment income (loss) to average net assets	1.72%	1.74%	2.10%	2.59%	3.09%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

190	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.92	$9.68	$9.97	$9.52	$7.11

Income from investment operations:
Net investment income (loss)(a)	0.51	0.53	0.59	0.63	0.61

Net realized and unrealized gain (loss)	0.18	0.35	(0.24)	0.58	2.29

Total from investment operations	0.69	0.88	0.35	1.21	2.90

Distributions:
Dividends from net investment income	(0.58)	(0.51)	(0.64)	(0.76)	(0.49)

Dividends from net realized gains	(0.13)	(0.13)	—	—	—

Total distributions	(0.71)	(0.64)	(0.64)	(0.76)	(0.49)

Net asset value, end of year	$9.90	$9.92	$9.68	$9.97	$9.52

Ratios and supplemental data:
Total return(b)	7.21%	9.39%	3.62%	13.26%	42.27%

Net assets, end of year (000)	$201,791	$215,299	$182,515	$211,632	$207,057

Ratio of net expenses to average net assets	1.18%	1.19%	1.22%	1.21%	1.22%

Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.19%	1.22%	1.21%	1.22%

Ratio of net investment income (loss) to average net assets	5.11%	5.46%	6.01%	6.56%	7.48%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	55.1%	73.9%	72.6%	57.6%	55.0%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	191

Calamos High Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.36	$10.09	$10.37	$9.86	$7.35

Income from investment operations:
Net investment income (loss)(a)	0.46	0.48	0.54	0.58	0.57

Net realized and unrealized gain (loss)	0.18	0.36	(0.26)	0.60	2.36

Total from investment operations	0.64	0.84	0.28	1.18	2.93

Distributions:
Dividends from net investment income	(0.49)	(0.44)	(0.56)	(0.67)	(0.42)

Dividends from net realized gains	(0.13)	(0.13)	—	—	—

Total distributions	(0.62)	(0.57)	(0.56)	(0.67)	(0.42)

Net asset value, end of year	$10.38	$10.36	$10.09	$10.37	$9.86

Ratios and supplemental data:
Total return(b)	6.40%	8.55%	2.79%	12.45%	41.16%

Net assets, end of year (000)	$3,340	$5,973	$9,766	$17,387	$19,897

Ratio of net expenses to average net assets	1.93%	1.95%	1.96%	1.96%	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	1.93%	1.95%	1.96%	1.96%	1.98%

Ratio of net investment income (loss) to average net assets	4.39%	4.73%	5.28%	5.82%	6.83%

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.28	$10.01	$10.29	$9.80	$7.31

Income from investment operations:
Net investment income (loss)(a)	0.45	0.48	0.54	0.58	0.56

Net realized and unrealized gain (loss)	0.19	0.36	(0.25)	0.58	2.36

Total from investment operations	0.64	0.84	0.29	1.16	2.92

Distributions:
Dividends from net investment income	(0.50)	(0.44)	(0.57)	(0.67)	(0.43)

Dividends from net realized gains	(0.13)	(0.13)	—	—	—

Total distributions	(0.63)	(0.57)	(0.57)	(0.67)	(0.43)

Net asset value, end of year	$10.29	$10.28	$10.01	$10.29	$9.80

Ratios and supplemental data:
Total return(b)	6.37%	8.65%	2.83%	12.34%	41.16%

Net assets, end of year (000)	$34,146	$43,141	$39,764	$48,149	$45,673

Ratio of net expenses to average net assets	1.93%	1.94%	1.97%	1.96%	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	1.93%	1.94%	1.97%	1.96%	1.98%

Ratio of net investment income (loss) to average net assets	4.37%	4.72%	5.26%	5.81%	6.80%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

192	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.92	$9.68	$9.97	$9.52	$7.12

Income from investment operations:
Net investment income (loss)(a)	0.53	0.56	0.62	0.65	0.63

Net realized and unrealized gain (loss)	0.19	0.34	(0.24)	0.58	2.28

Total from investment operations	0.72	0.90	0.38	1.23	2.91

Distributions:
Dividends from net investment income	(0.61)	(0.53)	(0.67)	(0.78)	(0.51)

Dividends from net realized gains	(0.13)	(0.13)	—	—	—

Total distributions	(0.74)	(0.66)	(0.67)	(0.78)	(0.51)

Net asset value, end of year	$9.90	$9.92	$9.68	$9.97	$9.52

Ratios and supplemental data:
Total return(b)	7.50%	9.63%	3.88%	13.58%	42.41%

Net assets, end of year (000)	$25,103	$33,271	$21,424	$44,574	$19,286

Ratio of net expenses to average net assets	0.93%	0.94%	0.96%	0.96%	0.97%

Ratio of gross expenses to average net assets prior to expense reductions	0.93%	0.94%	0.96%	0.96%	0.97%

Ratio of net investment income (loss) to average net assets	5.37%	5.71%	6.29%	6.76%	7.61%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.91	$9.67	$9.96	$9.52	$7.11

Income from investment operations:
Net investment income (loss)(a)	0.48	0.51	0.57	0.60	0.59

Net realized and unrealized gain (loss)	0.18	0.34	(0.24)	0.57	2.29

Total from investment operations	0.66	0.85	0.33	1.17	2.88

Distributions:
Dividends from net investment income	(0.55)	(0.48)	(0.62)	(0.73)	(0.47)

Dividends from net realized gains	(0.13)	(0.13)	—	—	—

Total distributions	(0.68)	(0.61)	(0.62)	(0.73)	(0.47)

Net asset value, end of year	$9.89	$9.91	$9.67	$9.96	$9.52

Ratios and supplemental data:
Total return(b)	6.92%	9.17%	3.37%	12.88%	41.93%

Net assets, end of year (000)	$192	$373	$272	$248	$122

Ratio of net expenses to average net assets	1.43%	1.44%	1.47%	1.46%	1.48%

Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.44%	1.47%	1.46%	1.48%

Ratio of net investment income (loss) to average net assets	4.89%	5.21%	5.74%	6.28%	7.31%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.68	$12.11	$11.91	$11.35	$10.97
Income from investment operations:
Net investment income (loss)(a)	0.17	0.21	0.22	0.23	0.30
Net realized and unrealized gain (loss)	0.42	0.51	0.18	0.46	0.89
Total from investment operations	0.59	0.72	0.40	0.69	1.19
Distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.20)	(0.13)	(0.52)
Dividends from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.18)	(0.15)	(0.20)	(0.13)	(0.81)
Net asset value, end of year	$13.09	$12.68	$12.11	$11.91	$11.35
Ratios and supplemental data:
Total return(b)	4.71%	6.01%	3.40%	6.11%	11.77%
Net assets, end of year (000)	$1,354,180	$1,155,161	$1,282,438	$1,203,750	$938,686
Ratio of net expenses to average net assets	1.26%	1.17%	1.21%	1.19%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	1.17%	1.21%	1.19%	1.20%
Ratio of net investment income (loss) to average net assets	1.33%	1.65%	1.80%	2.00%	2.80%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.12%	1.13%	1.14%	1.14%	1.15%

	Year Ended October 31,
	2013	2012	2011	2010	2009
Portfolio turnover rate	110.6%	82.8%	98.5%	87.8%	79.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

194	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.36	$12.75	$12.51	$11.92	$11.48
Income from investment operations:
Net investment income (loss)(a)	0.08	0.12	0.14	0.15	0.24
Net realized and unrealized gain (loss)	0.45	0.54	0.20	0.48	0.92
Total from investment operations	0.53	0.66	0.34	0.63	1.16
Distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.10)	(0.04)	(0.43)
Dividends from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.07)	(0.05)	(0.10)	(0.04)	(0.72)
Net asset value, end of year	$13.82	$13.36	$12.75	$12.51	$11.92
Ratios and supplemental data:
Total return(b)	3.98%	5.18%	2.70%	5.31%	10.87%
Net assets, end of year (000)	$9,117	$12,940	$18,147	$25,349	$34,370
Ratio of net expenses to average net assets	2.03%	1.92%	1.97%	1.94%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	1.92%	1.97%	1.94%	1.95%
Ratio of net investment income (loss) to average net assets	0.60%	0.91%	1.07%	1.27%	2.13%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.87%	1.89%	1.89%	1.88%	1.91%

	CLASS C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.88	$12.29	$12.08	$11.52	$11.12
Income from investment operations:
Net investment income (loss)(a)	0.08	0.11	0.13	0.15	0.23
Net realized and unrealized gain (loss)	0.42	0.54	0.18	0.46	0.90
Total from investment operations	0.50	0.65	0.31	0.61	1.13
Distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.10)	(0.05)	(0.44)
Dividends from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.08)	(0.06)	(0.10)	(0.05)	(0.73)
Net asset value, end of year	$13.30	$12.88	$12.29	$12.08	$11.52
Ratios and supplemental data:
Total return(b)	3.93%	5.28%	2.61%	5.31%	10.91%
Net assets, end of year (000)	$289,520	$267,646	$299,733	$353,019	$330,360
Ratio of net expenses to average net assets	2.02%	1.92%	1.97%	1.94%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	2.02%	1.92%	1.97%	1.94%	1.95%
Ratio of net investment income (loss) to average net assets	0.58%	0.90%	1.06%	1.26%	2.10%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.87%	1.88%	1.89%	1.88%	1.91%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	195

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.56	$12.00	$11.80	$11.25	$10.88
Income from investment operations:
Net investment income (loss)(a)	0.20	0.23	0.24	0.25	0.32
Net realized and unrealized gain (loss)	0.42	0.51	0.19	0.46	0.89
Total from investment operations	0.62	0.74	0.43	0.71	1.21
Distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.23)	(0.16)	(0.55)
Dividends from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.21)	(0.18)	(0.23)	(0.16)	(0.84)
Net asset value, end of year	$12.97	$12.56	$12.00	$11.80	$11.25
Ratios and supplemental data:
Total return(b)	5.01%	6.25%	3.70%	6.33%	12.07%
Net assets, end of year (000)	$1,574,197	$1,040,722	$738,421	$521,364	$183,133
Ratio of net expenses to average net assets	1.01%	0.92%	0.96%	0.96%	0.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.01%	0.92%	0.96%	0.96%	0.95%
Ratio of net investment income (loss) to average net assets	1.57%	1.88%	2.04%	2.22%	2.99%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.87%	0.88%	0.89%	0.89%	0.90%

	CLASS R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.64	$12.08	$11.88	$11.33	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.14	0.17	0.19	0.20	0.25
Net realized and unrealized gain (loss)	0.42	0.52	0.18	0.46	0.91
Total from investment operations	0.56	0.69	0.37	0.66	1.16
Distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.17)	(0.11)	(0.50)
Dividends from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.15)	(0.13)	(0.17)	(0.11)	(0.79)
Net asset value, end of year	$13.05	$12.64	$12.08	$11.88	$11.33
Ratios and supplemental data:
Total return(b)	4.47%	5.72%	3.18%	5.84%	11.46%
Net assets, end of year (000)	$5,408	$5,199	$3,114	$2,351	$1,034
Ratio of net expenses to average net assets	1.52%	1.42%	1.46%	1.46%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	1.42%	1.46%	1.46%	1.44%
Ratio of net investment income (loss) to average net assets	1.08%	1.37%	1.55%	1.72%	2.36%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.37%	1.38%	1.39%	1.39%	1.40%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

196	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	June 3, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.28
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.28
Ratios and supplemental data:
Total return(b)	2.80%
Net assets, end of period (000)	$9,258
Ratio of net expenses to average net assets	2.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.03%	(c)
Ratio of net investment income (loss) to average net assets	(1.53%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.00%	(c)

	June 3, 2013* through October 31,
	2013*
Portfolio turnover rate	132.1%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Long/Short Fund    Financial Highlights

	CLASS C
	June 3, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)
Net realized and unrealized gain (loss)	0.33
Total from investment operations	0.24
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.24
Ratios and supplemental data:
Total return(b)	2.40%
Net assets, end of period (000)	$383
Ratio of net expenses to average net assets	3.13%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.52%	(c)
Ratio of net investment income (loss) to average net assets	(2.22%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.75%	(c)

	CLASS I
	June 3, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.29
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.29
Ratios and supplemental data:
Total return(b)	2.90%
Net assets, end of period (000)	$36,433
Ratio of net expenses to average net assets	2.09%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.34%	(c)
Ratio of net investment income (loss) to average net assets	(1.16%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.75%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

198	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund     Financial Highlights

	CLASS R
	June 3, 2013* through October 31,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.27
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.27
Ratios and supplemental data:
Total return(b)	2.70%
Net assets, end of period (000)	$103
Ratio of net expenses to average net assets	2.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.26%	(c)
Ratio of net investment income (loss) to average net assets	(1.68%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.25%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), consisting of the Calamos Growth Fund, Calamos Value Fund, Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos Dividend Growth Fund, Calamos Mid Cap Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, and Calamos Long/Short Fund (the “Funds”), as of October 31, 2013, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2013, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2013

200	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80%of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2013, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2014, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies of scale may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider (“Lipper”). The performance periods considered by the Board ended on May 31, 2013. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund underperformed its Universe Median for all periods. The Board also considered, however, that the Fund’s since inception performance record as of May 31, 2013 is in the 21st percentile of a peer group selected by Lipper (“Lipper Peer Group”). In addition, the Board noted that while the Fund had underperformed its Lipper Peer Group for calendar years 2012 and 2011, the Fund’s performance for calendar years 2010 and 2009 ranked in the 34th and 9th percentiles, respectively, of its Lipper Peer Group. The Board considered the Adviser’s assertion that this indicated that while recent performance had suffered, investors had benefited from stronger performance over the longer-term. The Board then considered the additional

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Trustee Approval of Management Agreement    (Unaudited)

personnel that has been added and are expected to be added, to the investment management team. Finally, the Board took into account the Adviser’s agreement to implement a five basis point waiver of its advisory fee, with the understanding that the Board would continue to closely monitor performance. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Value Fund.  The Board considered that the Fund performed four basis points lower than its Universe Median for the one-year period and had underperformed its Universe Median for the three-, five- and ten- year periods. The Board noted that the Fund’s performance was in the 19th, 26th and 40th percentiles of its Lipper Peer Group for the one-month, year-to-date and one-year period ended May 31, 2013. The Board also considered that the new portfolio managers of the Fund’s joined the management team in July 2012.

Calamos Focus Growth Fund.  The Board considered that the Fund underperformed its Universe Median for all periods. The Board then considered the additional personnel that has been added and that is expected to be added to the investment management team. Finally, the Board took into account the Adviser’s agreement to implement a five basis point waiver of its advisory fee, with the understanding that the Board would continue to closely monitor performance. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the three- and five-year periods, although it underperformed its Universe Median for the one-year period.

Calamos Discovery Growth Fund.  The Board considered that the Fund recently commenced operations, in June 2010, but had underperformed its Universe Median over the one-year period. The Board also considered, however, that the Fund’s since inception performance as of May 31, 2013 ranks it in the 35th percentile of its Lipper Peer Group. The Board also considered the additional personnel that have been added, and are expected to be added, to the investment management team. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Evolving World Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the three-year period, but had underperformed its Universe Median for the one-year period. The Board also considered that the Fund has outperformed its Lipper Peer Group during the year-to-date and three-year period ended May 31, 2013, although it underperformed for the one-year period ended May 31, 2013.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Universe Median during the three- and five-year periods, but had underperformed its Universe Median for the one-year period. The Board also considered that during each of the last four calendar years, except for 2012, the Fund was in the first quartile of its Lipper Peer Group and that the Fund was in the second quartile of its Lipper Peer Group in 2008.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the five- and ten-year periods and that the Fund underperformed its Universe Median during the one- and three-year periods. The Board also considered that the Fund outperformed its Lipper Peer Group for all periods, ended May 31, 2013.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the five- and ten-year periods and that the Fund underperformed its Universe Median for the one- and three-year periods. The Board also considered that the Fund had outperformed its Lipper Peer Group during the 2011, 2010, 2009, 2007, 2006 and 2005 calendar years, but had underperformed its Lipper Peer Group during the 2012 and 2008 calendar years.

Calamos Convertible Fund.  The Board considered that the Fund underperformed its Universe Median for all periods. The Board also considered the Adviser’s efforts to improve performance, including the increased exposure to financials paired with the very selective approach to credits, which, the Adviser suggested, has begun to translate into improved performance in 2013. Further, the Board considered the addition of personnel to the convertible team. The Board noted that it would continue to closely monitor performance in the coming year and that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

202	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Total Return Bond Fund.  The Board considered that the Fund underperformed its Universe Median for all periods. The Board also considered, however, that the Fund has outperformed its Lipper Peer Group during the year-to-date period ended May 31, 2013, suggesting that performance is improving. The Board further noted that the Fund’s performance was in the second quartile of its Lipper Peer Group since inception for the period ended May 31, 2013. In addition, the Board considered the Adviser’s assertion that the Fund had lagged its peers because of its underweight to U.S. Treasuries, a strategy which, the Adviser suggested, has helped corporate positioning in 2013 as corporate spreads have tightened and the long end of the Treasury market has struggled.

Calamos High Income Fund.  The Board considered that the Fund underperformed its Universe Median for all periods. The Board also considered, however, the Adviser’s addition of more mid-tier credits and the corresponding improvement in performance, including the Fund outperforming its Lipper Peer Group in the year-to-date period ended May 31, 2013. Further, the Board considered the recent personnel changes to the high income portfolio management team. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Universe Median for all periods. For the reasons noted above, the Board concluded that continuation of the management agreement for each Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Lipper, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Fund. The Board considered factors that lead to more expenses for registered funds including (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher rate of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%. The Board also took into account the Adviser’s agreement to implement a five basis point waiver of its advisory fee.

Calamos Value Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s total expense ratio is lower than the median of the Fund’s expense group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Focus Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio is the lowest in its Expense Group. The Board also took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%. The Board also took into account the Adviser’s agreement to implement a five basis point waiver of its advisory fee.

Calamos Discovery Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are both lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.50%.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both the same as the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate is at the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board noted, however, that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate and the Fund’s total expense ratio, which reflects the total fees paid by an investor, are both lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both slightly higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 0.90%.

Calamos High Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate is the lowest of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

204	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if a Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that the Funds and the Adviser may potentially benefit from their relationship with each other in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

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Trustee Approval of Management Agreement of New Funds    (Unaudited)

At a meeting held on March 15, 2013 for the Long/Short Fund, and on June 21, 2013 for the Dividend Growth Fund, Mid Cap Growth Fund and Emerging Markets Equity Fund (together with the Long/Short Fund, the “New Funds”), the Trustees determined, based on their evaluation of the information referred to at those meetings, and other information, that the overall arrangements between the Trust and Calamos Advisors with respect to the New Funds were fair and reasonable in light of the nature, extent and quality of the services to be provided by Calamos Advisors and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At those meetings, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Funds.

The Trustees discussed the nature and quality of the advisory and other services to be provided by the Adviser to the New Funds. In connection with its consideration of the management agreements of the Trust, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services to be provided, (ii) the fees and other expenses to be paid by the New Funds as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from its relationship with the New Funds, (iv) whether economies of scale may be realized as the New Funds grow and whether potential economies may be shared, in some measure, with the New Funds investors; and (v) other benefits to the Adviser from its relationship with the New Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to be provided to the New Funds took into account the knowledge that may be gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: (i) the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; (ii) the consistency of investment approach; (iii) the background and experience of the Adviser’s investment personnel responsible for managing the New Funds; and (iv) the Adviser’s performance as administrator of the other Funds in the fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel expected to provide investment management services to the New Funds. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Funds were appropriate and consistent with the management agreement and that the New Funds were likely to benefit from services provided under the management agreement with the Adviser.

Investment Performance of the Fund.  Because the New Funds had not yet commenced operations, the Board did not consider the investment performance of the New Funds.

Costs of Services Provided and Profits Realized by the Adviser.   The Board evaluated the New Funds’ proposed management fee rates and estimated total expenses as compared to information provided by the Adviser regarding the average management fee rate and total expenses of each New Fund’s Peer Group (the Funds’ “Expense Group”), and the New Funds’ estimated total expense ratios compared to the median total expense ratio of the Funds’ Expense Group. The Board considered that the New Funds’ proposed contractual management fee rate is above the median and average fee rate of the Funds’ Expense Group and the Adviser’s agreement to reimburse the New Funds for a portion of their expenses if the New Funds expense ratio otherwise would exceed a certain level. In light of all the information presented, the Board concluded that it would be in the best interest of the New Funds and their shareholders to approve the management agreement.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether the New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Funds could result in the sharing of economies of scale as the New Funds’ assets increase. The Board also considered the Adviser’s agreement to reimburse the New Funds for a portion of their expenses if a New Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Funds allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability.  The Board did not consider information concerning the costs incurred and profits realized by the Adviser as the New Funds had not yet commenced operations. The Board did consider the estimated loss to the Adviser for the initial twelve month period of operations.

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Trustee Approval of Management Agreement of New Funds    (Unaudited)

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Funds.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust’s management agreement with the Adviser to add the New Funds was in the best interest of the New Funds and their shareholders.

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Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shownmay differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2013:

GROWTH FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
$436,452,910	$166,329,079	$50,573,488	$122,080,340

TOTAL RETURN BOND FUND	HIGH INCOME FUND
$1,771,309	$4,229,887

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2013:

GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
$47,468,044	$1,392,387	$601,789	$206,662

DIVIDEND GROWTH FUND	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
$45,923	$4,985	$15,112,629	$3,597,698

GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
$5,276,652	$45,484,726	$9,964,915	$8,257,067

TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
$10,984	$76,524	$27,288,777	$101,454

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2013:

GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
49%	34%	100%	4%

DIVIDEND GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
27%	45%	76%	57%

GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	MARKET NEUTRAL INCOME FUND
19%	8%	71%

At October 31, 2013, more than 50% of each of International Growth Fund, Evolving World Growth Fund and Global Growth and Income Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2013 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

208	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2013, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 73*	Trustee and President (since 1988) Term Expires 2014	22	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 63	Trustee (since 2002) Term Expires 2016	22	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 63	Trustee (since 2001) Term Expires 2015	22	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 62	Trustee (since 2002) Term Expires 2014	22	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 69	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2016	22	Private investor

David D. Tripple, 69	Trustee (since 2006) Term Expires 2015	22	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	209

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2013, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 53	Vice President (since September 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 50	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 46	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 48	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 62	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 62	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

210	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2014, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2013. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2013 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2013 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2013

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2012	10/31/2013
Audit Fees (a)	$361,500	$365,500
Audit-Related Fees (b)	$247,420	$253,300
Tax Fees (c)	$—	$—
All Other Fees (d)	$—	$—

Total	$608,920	$618,800

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2012	10/31/2013
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 24, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 24, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 24, 2013